                                                                    EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT

                                      among

                          GREATE BAY CASINO CORPORATION

                                 PPI CORPORATION

                       ADVANCED CASINO SYSTEMS CORPORATION

                                       and

                             ACSC ACQUISITIONS, INC.

                                December 19, 2001

                                TABLE OF CONTENTS

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ARTICLE I  Purchase and Sale of the Shares..................................................2
       1.1      Agreement...................................................................2
       1.2      Closing.....................................................................2
       1.3      Delivery and Payment........................................................2
       1.4      Post Closing Purchase Price Adjustment......................................3

ARTICLE II  Representations and Warranties of Seller........................................4
       2.1      Due Organization............................................................4
       2.2      Authorization...............................................................4
       2.3      No Breach or Conflict.......................................................4
       2.4      Third-Party Consents........................................................4
       2.5      Enforceability..............................................................5
       2.6      Ownership of Shares; No Liens on Shares.....................................5
       2.7      Brokerage Fees..............................................................5
       2.8      Litigation..................................................................5
       2.9      Indebtedness................................................................5
       2.10     Auction and Sale Efforts....................................................6

ARTICLE III  Representations and Warranties of the Company..................................6
       3.1      Due Organization............................................................6
       3.2      Authorization...............................................................6
       3.3      No Breach or Conflict.......................................................6
       3.4      Third-Party Consents........................................................7
       3.5      Enforceability..............................................................7
       3.6      Capitalization..............................................................7
       3.7      Other Rights to Acquire Capital Stock.......................................7
       3.8      Subsidiaries................................................................7
       3.9      Indebtedness................................................................8
       3.10     Contracts and Agreements....................................................8
       3.11     Compliance With Laws........................................................8
       3.12     Taxes.......................................................................8
       3.13     Licenses and Permits.......................................................10
       3.14     Financial Statements.......................................................10
       3.15     Conduct of the Business....................................................11
       3.16     Brokerage Fees.............................................................11
       3.17     Litigation.................................................................11
       3.18     Employees; Compensation; Unions............................................12
       3.19     Insurance..................................................................14
       3.20     Environmental Matters......................................................14
       3.21     Patents, Trademarks and Similar Rights.....................................14
       3.22     Equipment, Property and Assets.............................................15
       3.23     Real Property..............................................................15
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                                        i

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                                Table of Contents
                                   (Continued)

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       3.24     Bank Accounts..............................................................16

ARTICLE IV  Representations and Warranties of Greate Bay...................................16
       4.1      Due Organization...........................................................16
       4.2      Authorization..............................................................16
       4.3      No Breach or Conflict......................................................16
       4.4      Third-Party Consents.......................................................16
       4.5      Enforceability.............................................................17
       4.6      Brokerage Fees.............................................................17
       4.7      Litigation.................................................................17
       4.8      Indebtedness...............................................................17
       4.9      Auction and Sale Efforts...................................................17

ARTICLE V  Representations and Warranties of Buyer.........................................17
       5.1      Due Organization...........................................................17
       5.2      Authorization..............................................................18
       5.3      No Breach or Conflict......................................................18
       5.4      Third-Party Consents.......................................................18
       5.5      Enforceability.............................................................18
       5.6      Brokerage Fees.............................................................18
       5.7      Litigation.................................................................18
       5.8      Cash Consideration.........................................................19
       5.9      Securities Act Representations.............................................19

ARTICLE VI  Covenants of the Company, Seller and Greate Bay................................19
       6.1      Inspection.................................................................19
       6.2      Conduct of Business Pending Closing........................................19
       6.3      Tax Sharing Agreement......................................................21
       6.4      Acquisition Proposals......................................................21
       6.5      Cooperation; Closing.......................................................22
       6.6      Noncompetition.............................................................22

ARTICLE VII  Covenants of Buyer............................................................23
       7.1      License and Maintenance Agreements.........................................23
       7.2      Cooperation; Closing.......................................................23

ARTICLE VIII  Conditions to the Company's, Seller's and Greate Bay's Obligations...........23
       8.1      Buyer's Representations and Warranties.....................................24
       8.2      Buyer's Covenants..........................................................24
       8.3      Buyer's Deliveries.........................................................24
       8.4      Bankruptcy Court...........................................................24
       8.5      Consents...................................................................24
       8.6      Adverse Actions or Proceedings.............................................24
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                                       ii

                                Table of Contents
                                   (Continued)

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ARTICLE IX  Conditions to Buyer's Obligations..............................................24
       9.1      Consents...................................................................24
       9.2      The Company's, Seller's and Greate Bay's Representations and Warranties....24
       9.3      The Company's, Seller's and Greate Bay's Covenants.........................25
       9.4      The Company's, Seller's and Greate Bay's Deliveries........................25
       9.5      Bankruptcy Court...........................................................25
       9.6      Regulatory Approvals.......................................................25
       9.7      No Material Adverse Effect.................................................25
       9.8      Adverse Actions or Proceedings.............................................25

ARTICLE X  Bankruptcy Matters..............................................................25
       10.1     Bankruptcy Procedures......................................................25
       10.2     The Sale Hearing...........................................................26
       10.3     The Sale Procedures........................................................26
       10.4     Bankruptcy Court Approval..................................................28
       10.5     Bankruptcy Court Filings and Administrative Expenses.......................28
       10.6     Creditors' Claims..........................................................28
       10.7     Good Faith.................................................................28

ARTICLE XI  The Company's, Seller's and Greate Bay's Deliveries at Closing.................29
       11.1     Shares.....................................................................29
       11.2     Bring-Down Certificate.....................................................29
       11.3     Secretary's Certificate....................................................29
       11.4     Escrow Agreements..........................................................29
       11.5     Sale Approval Order........................................................29
       11.6     Releases...................................................................29
       11.7     Legal Opinion..............................................................30
       11.8     Cole Employment Agreement..................................................30

ARTICLE XII  Buyer's Deliveries at Closing.................................................30
       12.1     Purchase Price.............................................................30
       12.2     Bring-Down Certificate.....................................................30
       12.3     Secretary's Certificate....................................................30
       12.4     Escrow Agreements..........................................................30

ARTICLE XIII  Termination..................................................................30
       13.1     Termination................................................................30
       13.2     Effect of Termination......................................................31

ARTICLE XIV  Indemnification...............................................................32
       14.1     Survival of Representations and Warranties.................................32
       14.2     Indemnification of Buyer...................................................32
       14.3     Indemnification of Seller..................................................35
       14.4     Exclusive Remedy...........................................................36
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                                       iii

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                                Table of Contents
                                   (Continued)

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       14.5     Defense of Third-Party Claims..............................................37
       14.6     Direct Claims..............................................................37

ARTICLE XV  Miscellaneous..................................................................38
       15.1     Further Assurances.........................................................38
       15.2     Publicity..................................................................38
       15.3     Expenses...................................................................38
       15.4     Transfer Taxes.............................................................38
       15.5     Governing Law; Dispute Resolution..........................................39
       15.6     Confidentiality............................................................40
       15.7     Notices....................................................................40
       15.8     Headings; Gender; Interpretation...........................................42
       15.9     Counterparts...............................................................42
       15.10    Entire Agreement...........................................................42
       15.11    Modifications..............................................................42
       15.12    Assignment and Binding Effect..............................................42
       15.13    No Third Party Beneficiaries...............................................42
       15.14    Access to Records..........................................................42
       15.15    Guarantee..................................................................43

ARTICLE XVI  Definitions...................................................................43
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                                       iv

                              EXHIBITS TO THE AGREEMENT

EXHIBIT A                     September 30, 2001 Working Capital

EXHIBIT B                     Primary Escrow Agreement

EXHIBIT C                     Secondary Escrow Agreement

EXHIBIT D                     Opinion of Counsel to Seller

EXHIBIT E                     Sale Approval Order

EXHIBIT F                     Sale Procedures Order

EXHIBIT G                     Third Amendment to Cole Employment Agreement

                           SCHEDULES TO THE AGREEMENT

SCHEDULE 2.4                 Required Seller Consents

SCHEDULE 2.6                 Liens

SCHEDULE 2.7                 Brokerage Fees

SCHEDULE 2.8                 Litigation

SCHEDULE 2.9                 Intercompany Indebtedness

SCHEDULE 3.4                 Required Company Consents

SCHEDULE 3.9(a)              Intercompany Indebtedness

SCHEDULE 3.10                Contracts and Agreements

SCHEDULE 3.11                Compliance With Laws

SCHEDULE 3.12(b)             Taxes

SCHEDULE 3.12(e)             Taxes

SCHEDULE 3.12(f)             Taxes

SCHEDULE 3.12(g)             Taxes

SCHEDULE 3.13(a)             Licenses and Permits

SCHEDULE 3.13(b)             Licenses and Permits

SCHEDULE 3.15                Conduct of the Business

SCHEDULE 3.17                Litigation

SCHEDULE 3.18(a)             Employees; Compensation; Unions

SCHEDULE 3.18(b)             Employees; Compensation; Unions

SCHEDULE 3.18(d)             Employees; Compensation; Unions

SCHEDULE 3.18(i)             Employees; Compensation; Unions

SCHEDULE 3.18(j)             Employees; Compensation; Unions

SCHEDULE 3.18(k)             Employees; Compensation; Unions

SCHEDULE 3.19                Insurance

                           Schedules to the Agreement
                                   (Continued)

SCHEDULE 3.21                Patents, Trademarks and Similar Rights

SCHEDULE 3.23                Real Property

SCHEDULE 3.24                Bank Accounts

SCHEDULE 4.4                 Required Greate Bay Consents

SCHEDULE 4.7                 Litigation

SCHEDULE 4.8                 Intercompany Indebtedness

SCHEDULE 5.7                 Litigation

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made and entered into this 19th day of December, 2001, by and among ACSC Acquisitions, Inc., a Nevada corporation and wholly owned subsidiary of Bally Gaming, Inc. ("Buyer"), Advanced Casino Systems Corporation, a Delaware corporation and wholly owned subsidiary of Seller (the "Company"), PPI Corporation, a New Jersey corporation and direct parent of the Company ("Seller"), and Greate Bay Casino Corporation, a Delaware corporation and direct parent of Seller ("Greate Bay"). HWCC-Holdings, Inc., a Texas corporation and the principal creditor of the Debtors ("HWCC"), agrees to complete and perform its obligations hereunder and acknowledges and consents to the terms and conditions of this Agreement and the consummation of the transactions contemplated hereby by its signature on the signature page hereof. Capitalized terms shall have the meanings set forth in
Article XVI.
-----------

                               W I T N E S S E T H

     WHEREAS, Greate Bay, Seller and certain other affiliated entities of Greate Bay other than the Company (collectively, the "Debtors") intend to file petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");

     WHEREAS, Seller owns all of the issued and outstanding shares (the "Shares") of common stock, par value $1.00 per share, of the Company ("Common Stock"), which constitute all of the issued and outstanding shares of capital stock of the Company;

     WHEREAS, the Company is engaged in the business of providing computer services and information technology to companies in the gaming industry (collectively, the "Business");

     WHEREAS, Seller has conducted an auction for the sale of the Shares (the "Auction"), and believes that Buyer has the highest and best bid, and has entered into this Agreement to set forth the terms and conditions for a sale of the Shares to Buyer pursuant to Section 363(f) of the Bankruptcy Code;

     WHEREAS, Buyer desires to purchase and Seller desires to sell the Shares on the terms and subject to the conditions set forth herein;

     WHEREAS, HWCC is the principal creditor of the Debtors and has been fully informed of the terms and conditions of this Agreement as set forth herein and HWCC acknowledges and consents to the terms and conditions of this Agreement and the consummation of the transactions contemplated hereby; and

     WHEREAS, on the date hereof, the Company is entering into those certain License Agreements and Maintenance Agreements between the Company, on the one hand, and each of HWCC-Tunica, Inc., Hollywood Casino-Aurora, Inc., and Hollywood Casino Shreveport, on the other hand (collectively, the "License and Maintenance Agreements").

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual representations, warranties, promises and covenants herein contained, and intending to be legally bound hereby, it is hereby agreed by Greate Bay, Seller, the Company, HWCC and Buyer as follows:

                                    ARTICLE I

                         Purchase and Sale of the Shares

     1.1 Agreement. On the terms and subject to the conditions set forth in this
         ---------
Agreement, Seller hereby agrees to sell all of the Shares to Buyer, and Buyer agrees to purchase all of the Shares from Seller, for an aggregate purchase price of FOURTEEN MILLION, SIX HUNDRED THOUSAND DOLLARS ($14,600,000) (the "Purchase Price"), subject to adjustment based on the Actual Working Capital of the Seller as of the Closing. If, as of the Closing Date, the Company's working capital (as defined under United States generally accepted accounting principles ("GAAP")), calculated from the closing balance sheet to be delivered by the Company pursuant to Section 1.4(a) (the "Closing Balance Sheet") and calculated in the same manner as the balance sheet as of September 30, 2001 set forth on Exhibit A (the "Actual Working Capital"), is less than $5,100,000 or more than
---------
$6,100,000, then the Purchase Price shall be adjusted pursuant to Section 1.4.
                                                                  -----------

     1.2 Closing. The closing of the transactions contemplated hereby (the
         -------
"Closing") shall take place at (a) the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, CA 90071, 47th Floor, at 9:00 a.m., local time, on the later of (i) the first business day which is more than 10 days after the Sale Approval Order has been entered by the Bankruptcy Court, provided that the Sale Approval Order is not subject to stay by statute, rule, judicial order or otherwise, and (ii) three business days following the date on which all conditions to the obligations of both parties set forth in Articles VIII and IX
                                                           -------------     --
hereof shall have been satisfied or validly waived, or (b) or at such other time and place or on such other date as Buyer and Seller may mutually agree. The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date."

     1.3 Delivery and Payment. At the Closing, (a) Seller shall deliver or cause
         --------------------
to be delivered to Buyer the stock certificate or certificates evidencing the Shares duly endorsed or accompanied by a duly executed stock power assigning all of the Shares to Buyer and otherwise in good form for transfer, free and clear of all liens, claims, charges, restrictions, security interests, rights of others or other encumbrances (collectively, "Liens") and (b) Buyer shall deliver: (i) $11,000,000 (the "Closing Payment") by wire transfer of immediately available funds to a bank account designated in writing by Seller at Closing;
(ii) $1,000,000 (the "Primary Escrow Funds") by wire transfer of immediately available funds to a bank account designated in writing by the escrow agent jointly selected by Seller and Buyer (the "Escrow Agent"), to be held in accordance with the terms of the Primary Escrow Agreement dated the date hereof and entered into among Seller, Buyer, HWCC and the Escrow Agent and attached hereto as Exhibit B (the "Primary Escrow Agreement"); and (iii) $2,600,000 (the
          ---------
"Secondary Escrow Funds" and together with the Primary Escrow Funds, the "Escrow Funds") by wire transfer of immediately available funds to a bank account designated in writing by the Escrow Agent, to be held in accordance with the terms of the Secondary Escrow Agreement dated the date hereof and entered into among Seller, Buyer, HWCC and the Escrow Agent and attached hereto as Exhibit C (the "Secondary Escrow Agreement").
   ---------

     1.4  Post Closing Purchase Price Adjustment.
          --------------------------------------

          (a) On or before the later of (i) ten business days after the Closing Date or (ii) three business days after the Company delivers to Buyer the Closing Balance Sheet, a representative of Buyer and a representative of Greate Bay and HWCC shall jointly prepare and deliver to the Escrow Agent a mutually agreed upon schedule that sets forth (i) the Company's Actual Working Capital as of the Closing Date and (ii) the Post Closing Adjustment, if any, to the Purchase Price. If the Company's Actual Working Capital as of the Closing Date is less than $5,100,000, then the Purchase Price shall be reduced by the difference between $5,100,000 and the Actual Working Capital. If the Company's Actual Working Capital as of the Closing Date is more than $6,100,000, then the Purchase Price shall be increased by the difference between the Actual Working Capital and $6,100,000. Any such adjustment to the Purchase Price pursuant to this Section 1.4(a) shall be referred to herein as the "Post Closing
     --------------
Adjustment." A Post Closing Adjustment that results in a reduction of the Purchase Price shall correspondingly reduce the Secondary Escrow Funds to be distributed to Seller, or HWCC as Seller's designee, under the Secondary Escrow Agreement. If a Post Closing Adjustment results in an increase of the Purchase Price, all the Secondary Escrow Funds held under the Secondary Escrow Agreement shall be distributed to Seller, or HWCC as Seller's designee, and the Buyer shall pay the amount of such Post Closing Adjustment to Seller or its designee, or HWCC as Seller's designee, pursuant to Section 1.4(e).
                                          --------------

          (b) If the parties are unable to agree upon a Post Closing Adjustment within the period provided in clause (a) above, and the amount of the disputed
                              ----------
difference in the Post Closing Adjustment is less than or equal to $75,000, then the Post Closing Adjustment shall be deemed to be the average of the parties' respective Post Closing Adjustments. Any agreement among Buyer, Seller and HWCC relating to the Post Closing Adjustment shall be final and binding upon all of the parties hereto and any parties in interest in the Debtor's bankruptcy cases.

          (c) If the parties are unable to agree on a Post Closing Adjustment within the period provided in clause (a) above, and the amount of the disputed
                              ----------
difference in the Post Closing Adjustment is greater than $75,000, then the disputed matters shall be referred for final determination to a nationally recognized accounting firm that is not the auditor for any of Alliance Gaming Corporation, Buyer, Seller, the Company, Greate Bay or HWCC; provided, however,
                                                             --------  -------
that if the parties are unable to select such a firm within five business days after the end of such period, the American Arbitration Association (the "AAA") shall make such selection (any person so selected shall be referred to herein as the "Independent Accountant").

          (d) The Independent Accountant shall deliver to the Buyer, HWCC and Greate Bay, as promptly as practicable and in any event within ten days after its appointment, a written report setting forth its determination of the Actual Working Capital and any Post Closing Adjustment. Such report shall be final and binding upon all of the parties hereto and all parties in interest in the Debtors' bankruptcy cases for purposes of the Post Closing Adjustment. The fees, expenses and costs of the Independent Accountant shall be borne one half by Buyer and one half by HWCC.

          (e) The Seller, Buyer, Company, Greate Bay and HWCC shall use their reasonable best efforts to cause the Escrow Agent to distribute the Secondary Escrow Funds held under the Secondary Escrow Agreement to the parties in accordance with the final Post Closing Adjustment as determined pursuant to this
Section 1.4 as soon as practicable after its final determination. If the Post
-----------
Closing Adjustment results in an increase of the Purchase Price, Buyer agrees to pay Seller, or HWCC as Seller's designee, the amount of such increase within three business days after delivery of such final determination.

                                   ARTICLE II

                    Representations and Warranties of Seller
                    ----------------------------------------

     Subject to the further representations and warranties set forth in Article
                                                                        -------
X, Seller hereby represents and warrants to Buyer as follows (with the
-
understanding that Buyer is relying materially on each such representation and warranty in entering into and performing its obligations under this Agreement).

     2.1 Due Organization. Seller is a corporation duly organized, validly
         ----------------
existing and in good standing under the laws of the State of New Jersey.

     2.2 Authorization. Seller has the requisite corporate power and authority
         -------------
to execute this Agreement and, subject to the approval of this Agreement by the Bankruptcy Court, to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller and, to the extent required, its stockholders.

     2.3 No Breach or Conflict. Subject to the receipt of the approvals
         ---------------------
described on Schedule 2.4 hereto and the approval of this Agreement by the
             ------------
Bankruptcy Court, neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof or the consummation of the transactions contemplated hereby, by Seller, will (a) conflict with or result in a violation of any law, statute, ordinance, code, rule, regulation, restriction, judgment, order, writ, injunction, decree, determination or award (collectively, "Legal Requirements") of any administrative, regulatory, judicial or governmental authority (each, a "Governmental Authority") that is applicable to Seller or any of its assets or property, (b) conflict with or result in a violation of the Certificate of Incorporation or Bylaws of Seller, each as amended to date, or (c) conflict with or result in a material breach of any of the terms, conditions or provisions of any material agreement, instrument or understanding to which Seller is a party or by which Seller or its assets or property are bound, or constitute a default or cancel or accelerate any obligations thereunder, except in the case of clauses (a) and (c), for any such
                                              -----------     ---
conflict or breach which would not limit or delay Seller's ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, including, without limitation, transferring valid and enforceable title to all of the Shares to Buyer at the Closing free and clear of any and all Liens.

     2.4 Third-Party Consents. Each consent, approval and authorization of any
         --------------------
person or Governmental Authority required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Seller is identified on Schedule 2.4
                 ------------
hereto (collectively, the "Required Seller Consents"). All Required Seller Consents of any person or Governmental Authority shall be obtained by Seller prior to the Closing.

     2.5 Enforceability. This Agreement has been duly executed and delivered by
         --------------
Seller, and, subject to the approval of the Bankruptcy Court, constitutes a valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

     2.6 Ownership of Shares; No Liens on Shares. The authorized capital stock
         ---------------------------------------
of the Company consists of 1,000 shares of Common Stock. Of such shares, 1,000 shares are issued and outstanding, all of which are duly authorized, validly issued, fully paid, and nonassessable. Except for the Shares, all of which are owned by Seller, there are, and, as of the Closing there will be, no other equity securities of the Company outstanding. None of the Shares were issued or will be transferred under this Agreement in violation of any preemptive or preferential rights of any person. Seller is the true and lawful owner, of record and beneficially, of the Shares, free and clear of any Liens, other than Liens described on Schedule 2.6 hereto, all of which Liens and any other
                   ------------
restrictions on transfer will be indefeasibly released or extinguished at or prior to the Closing. None of the Shares are or will be at the Closing subject to any outstanding agreements, commitments, options, warrants, calls, or similar rights of any other person to acquire the same, nor will there be outstanding as of the Closing any agreements, commitments, options, warrants, calls, or similar rights of any other person to acquire securities exercisable or exchangeable for or convertible into capital stock or other securities of the Company; and Seller has, and as of the Closing Date will have, the full power and authority to convey, and will convey to Buyer at Closing, good and marketable title to the Shares, free and clear of any and all Liens.

     2.7 Brokerage Fees. Except as set forth on Schedule 2.7, no broker, finder,
         --------------                         ------------
agent, representative or similar intermediary has acted for or on behalf of Seller or Greate Bay in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection herewith, or the consummation of the transactions contemplated hereby, based on any agreement or understanding with Seller or any action taken by Seller.

     2.8 Litigation. Except as set forth on Schedule 2.8 or Schedule 3.17, there
         ----------                         ------------    -------------
are no claims, causes of action, litigation, proceedings or investigations (collectively "Claims") pending or, to the knowledge of Seller, threatened (a) by or against the Company or the Seller, or (b) that question the validity of this Agreement, Seller's right to enter into and perform this Agreement and consummate the transactions contemplated hereby or any action taken or to be taken by any party in connection with this Agreement. Except as set forth on
Schedule 3.21, there are no Claims pending or, to the best knowledge of Seller
-------------
after due inquiry, are any such Claims threatened which (i) allege that the Company is infringing or has infringed upon or otherwise is violating or has violated the intellectual property or other rights of any third party or (ii) could materially and adversely affect (a) the Company's ability to consummate the transactions contemplated hereby and otherwise perform its obligations hereunder, (b) the Business or (c) the rights, assets or properties of the Company.

     2.9 Indebtedness. Except as set forth on Schedule 2.9, neither Seller nor
         ------------                         ------------
any other Debtor (including their respective direct and indirect subsidiaries and Affiliates) has any claim, as defined in Section 101(5) of the Bankruptcy Code, on account of intercompany debt or otherwise, against the Company.

     2.10 Auction and Sale Efforts. CIBC World Markets, an internationally known
          ------------------------
investment banking firm, was engaged by Hollywood Casino Corporation, a Delaware corporation ("HCC"), and together with Seller, conducted the Auction prior to entering into this Agreement. As part of the Auction, Seller and CIBC World Markets marketed the sale of the Shares to seven potential purchasers, including Buyer, for more than four months. As a result of the Auction, Seller believes
(i) that Buyer has submitted the highest and best bid for the purchase of the Shares, (ii) that the Purchase Price for the Shares is fair and (iii) that a higher and better price is not likely to be obtained by further sale efforts and/or longer market exposure. Seller, in consultation with HWCC, believes that the sale of the Shares to Buyer under this Agreement represents a sale for the full and fair market value of the Shares, and is in the best interests of Seller, the other Debtors and the Company.

                                   ARTICLE III

                  Representations and Warranties of the Company
                  ---------------------------------------------

     Subject to the further representations and warranties under Article X, the
                                                                 ---------
Company represents and warrants to Buyer as follows (with the understanding that Buyer is relying materially on each such representation and warranty in entering into and performing its obligations under this Agreement).

     3.1 Due Organization. The Company is a corporation duly organized, validly
         ----------------
existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to conduct the Business as heretofore and currently conducted. The Company is duly registered or qualified and in good standing in every jurisdiction where the character of the properties owned or leased by it, or the nature of the business conducted by it, makes qualification to do business as a foreign entity necessary, except such jurisdictions where a failure to so register or qualify could not reasonably be expected to cause any material adverse change in or have any material adverse effect on the Business, the Company, the prospects, financial condition or results of operation of the Company, the operation of the Business or the ability of the Company to consummate the transactions contemplated hereby (a "Material Adverse Effect").

     3.2 Authorization. The Company has the requisite corporate power and
         -------------
authority to execute and deliver this Agreement and, subject to the approval of this Agreement by the Bankruptcy Court, to perform its obligations hereunder. The execution, delivery and performance hereof and the consummation of the transactions contemplated hereby have been duly authorized by all requisite Company corporate and stockholder action.

     3.3 No Breach or Conflict. Subject to the receipt of the approvals
         ---------------------
described on Schedule 3.4 and the approval of this Agreement by the Bankruptcy
             ------------
Court, neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof nor the consummation of the transactions contemplated hereby, by the Company, will (a) conflict with or result in a violation of any material Legal Requirement of any Governmental Authority that is applicable to the Company or any of its assets or property, (b) conflict with or result in a violation of the Certificate of Incorporation or bylaws of the Company, each as amended to date, (c) conflict with or result in a material breach of any of the terms, conditions or provisions of any agreement, instrument or understanding to which the Company is a party or by which the Company or its assets or properties are bound, or constitute a default or cancel or accelerate any obligations thereunder or (d) result in the creation of any material Lien.

     3.4 Third-Party Consents. Each consent, approval and authorization of any
         --------------------
person or Governmental Authority which is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company (collectively, the "Required Company Consents") is set forth on Schedule 3.4 hereto. All Required Company Consents from any person or
         ------------
Governmental Authority shall be obtained by Seller prior to the Closing.

     3.5 Enforceability. This Agreement has been duly executed and delivered by
         --------------
the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     3.6 Capitalization. The authorized capital stock of the Company consists of
         --------------
1,000 shares of Common Stock. Of such shares, 1,000 shares are issued and outstanding, all of which are duly authorized, validly issued, fully paid, and nonassessable. Except for the Shares, all of which are owned by Seller, there are, and, as of the Closing there will be, no other equity securities of the Company outstanding. None of the Shares were issued or will be transferred under this Agreement in violation of any preemptive or preferential rights of any person. Seller is the true and lawful owner, of record and beneficially, of the Shares, free and clear of any Liens, other than Liens described on Schedule 2.6
                                                                   ------------
hereto, all of which Liens and other restrictions on transfer will be indefeasibly released or extinguished at or prior to the Closing. None of the Shares are, or will be at the Closing, subject to any outstanding agreements, commitments, options, warrants, calls, or similar rights of any other person to acquire the same. None of the Shares are, and as of the Closing, none of the Shares will be, subject to any Liens or other restrictions on transfer thereof; and, subject to the approval of the Bankruptcy Court, Seller has, and as of the Closing Date will have, the full power and authority to convey, and will convey to Buyer at Closing, good and marketable title to the Shares, free and clear of any and all Liens.

     3.7 Other Rights to Acquire Capital Stock. There are, and there will be as
         -------------------------------------
of the Closing, no authorized or outstanding agreements, commitments, warrants, options, or rights of any kind to acquire any capital stock or other securities of the Company or any rights or securities exercisable or exchangeable for or convertible into capital stock or other securities of the Company.

     3.8 Subsidiaries. The Company does not directly or indirectly have (or
         ------------
possess any options or other rights to acquire) any subsidiaries or any direct or indirect equity ownership interests in any other person.

     3.9  Indebtedness.
          ------------

          (a) Except as set forth on Schedule 3.9(a), the Company has no
                                     ---------------
outstanding intercompany debt or other intercompany obligations to any of the Debtors (including their respective direct and indirect subsidiaries and Affiliates) or any obligation to incur the same, and none of Seller, Greate Bay or any other Debtors (including their respective direct and indirect subsidiaries and Affiliates) has any claim, as defined in Section 101(5) of the Bankruptcy Code, on account of intercompany debt or otherwise, against the Company.

          (b) Other than trade debt incurred in the ordinary course of business since September 30, 2001, any items set forth on the disclosure schedules, or as otherwise reflected in the Financial Statements, the Company has no other creditors.

     3.10 Contracts and Agreements. Attached as Schedule 3.10 hereto is a list
          ------------------------              -------------
of all written or oral contracts, commitments, leases, and other agreements and instruments (including, without limitation, all mortgages, deeds of trust, promissory notes, loan agreements, security agreements, pledge agreements and other evidences of indebtedness, any confidentiality or non-disclosure agreements, any collective bargaining or other labor or employment related contracts, agreements or undertakings, or any other contracts, documents or instruments of any kind) to which the Company is a party or by which the Company or its assets or properties are bound, pursuant to which the Company or any other party thereto is required to make payments or perform other obligations with a value of $62,500 or greater per annum, or which are otherwise material to the Business (collectively, the "Company Contracts"). Each Company Contract is a lawful, valid and legally binding obligation of the Company and is in full force and effect and enforceable against the Company in accordance with its terms. Except as set forth on Schedule 3.10, the Company is not and, to the knowledge
                       -------------
of the Company, no other party to any Company Contract is, in material default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a material default) under any such Company Contracts.

     3.11 Compliance With Laws. Except as disclosed on Schedule 3.11, the
          --------------------                         -------------
Company is in material compliance with all Legal Requirements applicable to the Company. No claims or investigations alleging any violation by the Company of any such Legal Requirements are pending or, to the best knowledge of the Company, threatened.

     3.12 Taxes.
          -----

          (a) The Company, or Greate Bay on behalf of the Company, has filed with appropriate agencies all tax returns required by law to be filed by the Company. Such tax returns were properly prepared and reflect in all material respects the full amount due thereunder.

          (b) Except as disclosed on Schedule 3.12(b):
                                     ----------------

               (i) no audit of any federal, state or municipal returns or other tax returns filed by or on behalf of the Company is in progress or, to the knowledge of the Company, threatened;

               (ii) no extensions or waivers of statutes of limitations with respect to any tax returns have been given by or, to the knowledge of the Company, requested from the Company; and

               (iii) to the knowledge of the Company, no claim has been made by any taxing authority in any jurisdiction where the Company does not file tax returns that it is or may be subject to tax in that jurisdiction.

          (c) There exist no unpaid federal, state or local income or other taxes with respect to the Company or the operation of the Business, except for accrued taxes not yet due and payable or taxes subject to a bona fide dispute.
                                                            ---- ----
The taxes payable reported by the Company in the Interim Financial Statements are adequate to cover the tax liabilities of the Company as of the date thereof and nothing has occurred subsequently to make any such taxes payable inadequate or inaccurate.

          (d) There are no Liens for taxes (other than for current taxes not yet due and payable) upon the assets of the Company.

          (e) Except as set forth on Schedule 3.12(e), the Company is not a
                                     ----------------
party to or bound by any tax indemnity, tax sharing or tax allocation agreement, nor any closing agreement or offer in compromise with any taxing authority.

          (f) (i) Except as set forth on Schedule 3.12(f) and other than the
                                         ----------------
affiliated group of corporations of which Greate Bay is the common parent, the Company has not been a member of an affiliated group of corporations within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code") or a member of a combined, consolidated or unitary group for state, local or foreign tax purposes.

               (ii) The Company has no liability for taxes of any person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign income tax law), as transferee or successor, by contract or otherwise.

          (g) Except as set forth on Schedule 3.12(g), the Company is not a
                                     ----------------
party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in connection with this Agreement or any change of control of the Company, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

          (h) Seller is not a "foreign person" as that term is used in Treas. Reg. Section 1.1445-2. The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a).

          (i) There is currently no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits or similar items of the Company under Sections 269, 382, 383, 384 or 1502 of the Code and the Treasury regulations promulgated thereunder.

          (j) Neither Greate Bay nor any member of the consolidated group of corporations of which it is the common parent has made an election (as permitted under Treasury

Regulation Section 1.1502-20(g)) to reattribute the Company's net operating losses to the consolidated group, and Greate Bay will not, and will not cause any other member of the consolidated group, to make such election with respect to net operating losses of the Company.

     3.13 Licenses and Permits. Schedule 3.13(a) contains a list of all federal,
          --------------------  ----------------
state, county, and local governmental licenses, certificates, permits and orders (collectively, the "Permits") held or applied for by the Company. The Company has complied in all material respects, and is in compliance in all material respects, with the terms and conditions of all such Permits, and no material violation of any such Permit has occurred. Except as disclosed on Schedule
                                                                  --------
3.13(b) hereto, no additional Permit is required from any Governmental Authority
-------
in connection with the conduct of the Business which, if not obtained, would have a Material Adverse Effect. No claim has been made by any Governmental Authority (and, to the best knowledge of the Company, no such claim is anticipated) to the effect that any Permit is necessary in respect of the Business that has not been obtained.

     3.14 Financial Statements. The following financial statements (the
          --------------------
"Financial Statements") of the Company have been delivered to Buyer by the
Company:

          (a) audited consolidated balance sheets, statements of income and cash flow, and statements of changes in financial position of the Company as of and for each of the years ended December 31, 2000 and 1999, together with, in each case, the notes thereto and the report of Deloitte & Touche LLP certified public accountants with respect thereto (collectively, the "Audited Financial Statements"); and

          (b) unaudited consolidated balance sheet, statements of income and cash flow, and statement of changes in financial position of the Company as of and for each of the nine months ended September 30, 2001 and 2000 (collectively, the "Interim Financial Statements").

     The Financial Statements have been prepared in accordance with GAAP and fairly and accurately present the financial position, results of operations, and changes in financial position of the Company as of the indicated dates and for the indicated periods (except, in the case of the Interim Financial Statements, for the absence of notes thereto and subject to normal year-end audit adjustments and accruals required to be made in the ordinary course of business which are not materially adverse to and are consistent with past practices of the Company). Except to the extent reflected or provided for in the balance sheet included in the Interim Financial Statements, the Company has no liabilities or obligations (whether absolute, contingent, or otherwise), other than current liabilities incurred in the ordinary course of business subsequent to September 30, 2001 and liabilities that are not material to the Business taken as a whole; and the Company has no knowledge of any basis for the assertion of any such liability or obligation. Since December 31, 2000, there has been no material adverse change in the financial position, assets, results of operations, or business of the Company, excluding any change resulting from general economic conditions or relating to the industry of the Business generally or arising from actions contemplated by the parties under this Agreement or from the announcement of the transactions contemplated hereby.

     3.15 Conduct of the Business. Except as disclosed in Schedule 3.15, since
          -----------------------                         -------------
September 30, 2001, the Company has conducted the Business only in the ordinary course and there has not been any:

          (a) change in any authorized or issued capital stock of the Company; grant of any warrants, stock options or other rights to purchase shares of capital stock of the Company; issuance of any options, warrants, rights or securities or securities of any kind, including those exercisable or exchangeable for or convertible into capital stock; grant of any registration rights by the Company; purchase, redemption, retirement, or other acquisition by the Company or any affiliate thereof of any shares of any such capital stock or other securities of the Company; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock or other securities of the Company;

          (b) amendment to the Certificate of Incorporation or Bylaws of the Company;

          (c) except in the ordinary course of business, increase by the Company of any bonuses, salaries, or other compensation to any employee, stockholder, director or officer or entry into any employment, severance, change of control or similar contract or arrangement with any director, officer, or employee of any such entity;

          (d) adoption or amendment of any Employee Benefit Plan or Other Plan covering any employees of the Company which results in an increase in the liability of the Company under any such plan, agreement or arrangement;

          (e) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any material assets of the Company;

          (f) material change in the accounting methods used by the Company;

          (g) except for those liabilities or obligations incurred in the ordinary course of business or disclosed in the Financial Statements, incurrence of any material amount of indebtedness or other liability or obligation not reflected on the Financial Statements; or

          (h) agreement, whether oral or written, by the Company to do any of the foregoing.

     3.16 Brokerage Fees. Except as set forth on Schedule 2.7, no broker,
          --------------                         ------------
finder, agent, representative or similar intermediary has acted for or on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection herewith or in connection with the transactions contemplated hereby based on any agreement or understanding with the Company or any action taken by the Company.

     3.17 Litigation. Except as set forth on Schedule 3.17, there are no Claims
          ----------                         -------------
pending or, to the knowledge of the Company, threatened (a) by or against the Company, Seller or Greate Bay, or (b) that question the validity of this Agreement, the Company's right to enter into and perform this Agreement and consummate the transactions contemplated hereby or any action taken or to be taken by any party in connection with this Agreement. Except as set forth on

Schedule 3.17 or Schedule 3.21, there are no Claims pending or, to the best
-------------    -------------
knowledge of the Company after due inquiry, are any such Claims threatened, which (a) allege that the Company is infringing or has infringed upon or otherwise is violating or has violated the intellectual property or other rights of any third party, or (b) could affect (i) the Company's ability to consummate the transactions contemplated hereby and to otherwise perform its obligations hereunder, (ii) the Business, or (iii) the rights or assets or properties of the Company.

     3.18 Employees; Compensation; Unions.

          (a) Schedule 3.18(a) lists the name of each present employee of the
              ----------------
Company and the current salary level and title of each such present employee, and for each present employee of the Company whose annual rate of compensation exceeds $50,000, the date of employment, position and the current annual salary and any bonus or incentive compensation paid during 2001 for such duties as to each such employee.

          (b) Except as set forth on Schedule 3.18(b), the Company has no
                                     ----------------
Employee Benefit Plans or Other Plans covering its employees, nor does the Company have any obligations (including but not limited to obligations to make contributions) with respect to any of the foregoing.

          (c) None of the employees of the Company or any member of the Company's Controlled Group are unionized nor, to the knowledge of the Company, has any effort been made to organize any such employees. There is no Claim or grievance pending before any local, state or federal agencies or any court or other Governmental Authority with respect to any labor stoppage, strike or unresolved labor dispute, the outcome of which could materially and adversely affect the operation of the Company, nor to the Company's knowledge, is any such event threatened.

          (d) Each Employee Benefit Plan (and related trust, insurance contract or fund if the Employee Benefit Plan is funded through a trust or third party funding vehicle) complies in form and in operation in all material respects with the applicable requirements of ERISA and the Code, and has been administered and operated in all material respects in accordance with all such requirements. All required reports and descriptions required to be filed with any Governmental Authority (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each Employee Benefit Plan. Seller has delivered or made available to Buyer correct and complete copies of the plan documents and summary plan descriptions, most recent determination letters received from the Internal Revenue Service, the two most recent Form 5500 Annual Reports, and all related trust agreements, insurance contracts and other funding agreements which relate to each Employee Benefit Plan. Except as set forth on Schedule 3.18(d), since
                                                      ----------------
January 1, 1996, no Employee Benefit Plan of the Company has been audited by any Governmental Authority, and none of Seller, Greate Bay or the Company has received any written notice that such an audit will or may be conducted.

          (e) Each Employee Pension Benefit Plan that is intended to meet the requirements of a qualified plan under Code Section 401(a), has received a favorable determination letter from the Internal Revenue Service that is current and valid and to the

Company's knowledge no event has occurred since the date of such determination letter that would operate to jeopardize such Employee Pension Benefit Plan's qualification. All contributions (including employer contributions and employee salary reduction contributions) to each Employee Pension Benefit Plan that are required to be paid have been timely paid.

          (f) All required premiums or other payments accruing for all periods on or before the Closing Date have been or will have been paid with respect to each Employee Benefit Plan that is an Employee Welfare Benefit Plan or adequate reserves for such premiums or payments have been or will be set aside therefor and have been or will be reflected in the Financial Statements.

          (g) The Company has not engaged in or knowingly permitted to occur and, to the knowledge of the Company, no other party has engaged in or permitted to occur any transaction prohibited by Section 406 of ERISA or any "prohibited transaction" under Section 4975(c) of the Code with respect to any Employee Benefit Plan that is not exempt under Section 408 of ERISA or Section 4975 of the Code, that would subject the Company to any material liability. None of Seller, Greate Bay or the Company has incurred or reasonably expects to incur material excise tax liability under Chapter 43 and Chapter 47 under Subtitle D of the Code. No ERISA Fiduciary has any material liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Employee Benefit Plan and for which the Company has any material liability. No action, suit, proceeding, hearing or investigation with respect to the administration or the investment of the assets of any Employee Benefit Plan (other than routine claims for benefits) is pending or, to the knowledge of Seller, Greate Bay or the Company threatened.

          (h) No Employee Benefit Plan which is an Employee Pension Benefit Plan and no Employee Benefit Plan which is an Employee Pension Benefit Plan that the Company, or any member of the Controlled Group that includes the Company, sponsors or maintains, or has within the last five years sponsored or maintained, or to which it contributes, or has within the last five years contributed or been required to contribute, is subject to Title IV of ERISA or
Section 412 of the Code.

          (i) Neither the Company nor any member of the Controlled Group that includes the Company, contributes to, ever has contributed to, or ever has been required to contribute to any Multiple Employer Plan or any Multiemployer Plan or has any liability (including withdrawal liability) under any Multiple Employer Plan or any Multiemployer Plan. Except as set forth on Schedule
                                                                --------
3.18(i), neither the Company nor any member of the Controlled Group that
-------
includes the Company, maintains or contributes, ever has maintained or contributed, or ever has been required to maintain or contribute to any Employee Welfare Benefit Plan providing medical, health or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses or their dependents (other than in accordance with Code Section 4980B).

          (j) Except as described in Schedule 3.18(j), each Employee Benefit Plan or Other Plan can be amended or terminated at any time without approval from any person, without advance notice, and without any liability other than for benefits accrued prior to such amendment or termination.

          (k) Except as described in Schedule 3.18(k), no Employee Benefit Plan or Other Plan provides for any severance pay, accelerated payments, deemed satisfaction of goals or conditions, new or increased benefits, forgiveness or modification of loans, or vesting conditioned in whole or in part upon a change in control of the Company or any plant closing.

     3.19 Insurance. All insurance policies pertaining to the Company are listed
          ---------
on Schedule 3.19 and are in full force and effect on the date hereof. There are
   -------------
no material pending insurance claims or any factual basis therefor other than as described on Schedule 3.19, and the Company has not received any oral or written
             -------------
notice from any insurance carrier or provider (a) indicating that there will be a material increase in the premiums charged for any such policies, (b) disputing any obligation to pay any insurance claim presented to any such insurance carrier or provider, or (c) indicating that any such insurance carrier or provider intends to terminate, or refuse to renew, any such insurance policy.

     3.20 Environmental Matters.

          (a) The Company has at all times possessed all permits, authorizations, and approvals required by Environmental Laws for the conduct of the Business and its operations (collectively, "Environmental Permits"). The Company is in material compliance with all Environmental Laws and Environmental Permits. There are no claims or proceedings pending or threatened against the Company alleging the violation of or non-compliance with Environmental Laws. The Company is not aware of any facts, circumstances or conditions that could reasonably be expected to result in the Company incurring material liabilities under Environmental Laws. For purposes of this Section 3.20, (i) "Environmental
                                               ------------
Laws" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, or treaty; all judicial, administrative, and regulatory orders, judgments, decrees, permits, and authorizations; and common law relating to: (A) the protection, investigation, remediation, or restoration of the environment or natural resources; or (B) the handling, use, storage, treatment, disposal, release or threatened release of any Hazardous Substance, or the protection of the health and safety of employees or the public and (ii) "Hazardous Substance" means any substance, material, or waste that is: (A) listed, classified or regulated in any concentration pursuant to any Environmental Law; (B) any petroleum hydrocarbon, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, mold, radioactive materials or radon; or
(C) any other substance, material, or waste which may be the subject of regulatory action by any governmental authority pursuant to any Environmental Law.

     3.21 Patents, Trademarks and Similar Rights.

          (a) Set forth on Schedule 3.21 is a list of all patents, patent
                           -------------
applications, customized software, trade names, registered trademarks, registered copyrights, registered service marks and applications for and extensions and renewals of any of the foregoing (collectively, "Intellectual Property") that are owned by the Company. Except as set forth in Schedule 3.21,
                                                                 -------------
(i) all the Intellectual Property has been duly registered in, filed in or issued by the appropriate governmental entity where such registration, filing or issuance is necessary or appropriate, (ii) Company is the sole and exclusive owner of, and the Company has the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, without payment to any other person, the customized software included in the

Intellectual Property and the consummation of the transactions contemplated hereby does not and will not conflict with, alter or impair any such rights,
(iii) during the past 18 months neither Seller nor any of its affiliates has received any written or oral communication from any person asserting any ownership interest in any Intellectual Property; and (iv) no Claim is pending or, to the knowledge of the Company, threatened, asserting any infringement or misappropriation by any third party of such Intellectual Property or the violation or misappropriation of or the infringement by the Company of any intellectual property rights of any person.

          (b) Set forth on Schedule 3.21 is a list of all licenses for
                           -------------
intellectual property between the Company and any other person in respect of intellectual property used by the Company in the Business or otherwise (including the Intellectual Property), other than standard "shrink wrap" licenses with respect to off the shelf computer software. No Claim is pending or, to the best knowledge of the Company after due inquiry, threatened which contests the Company's rights to use or license such licensed intellectual property or the validity and enforceability of such licenses to use and exploit the intellectual property subject thereto.

          (c) All trade secrets have been maintained in confidence in accordance with protection procedures customarily used in the industry to protect rights of like importance. All former and current members of management and key personnel of Company or any of its affiliates, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property (collectively, "Personnel"), have executed and delivered to Company or one of its predecessors a proprietary information agreement restricting, or are otherwise bound by a legal obligation that restricts, such person's right to disclose proprietary information of Company or one of its predecessors. No Personnel have any Claim against Company in connection with such person's involvement in the conception and development of any Intellectual Property and no such Claim has been asserted or is threatened. None of the current officers and employees of Company is a named inventor with respect to any United States patents issued or applications pending for any device, process, design or invention of any kind now used by Company in the conduct of the Business, which patents or applications have not been assigned to Company pursuant to assignments duly recorded in the United States Patent and Trademark Office.

     3.22 Equipment, Property and Assets. Each item of tangible equipment or
          ------------------------------
property that is owned by the Company and material to the conduct of the Business, whether reflected in the Financial Statements or otherwise, is in satisfactory operating condition, except for reasonable wear and tear. All such items which are leased by the Company are maintained in all material respects in accordance with applicable manufacturer and lessor requirements.

     3.23 Real Property. The Company owns no real property. Schedule 3.23 sets
          -------------                                     -------------
forth all real property leased by the Company, and , with respect to leased real property, sets forth the commencement date, term, termination rights, renewal rights and monthly rent of each such lease. Each lease of real property is in full force and effect, and the Company is not, nor to the best knowledge of the Company is any other party, in material breach or violation of any such real property lease. Each such parcel of leased real property has been used or occupied by the Company, at all times been used and occupied in compliance with all applicable Environmental Laws.

     3.24 Bank Accounts. Schedule 3.24 sets forth the name and location of each
          -------------  -------------
bank, trust company, savings and loan association or other person at which the Company maintains safe deposit boxes, checking, savings or operating accounts or other accounts of any nature, along with account numbers, the balance as of the date set forth on Schedule 3.24 and the names of persons entitled to draw
                  -------------
thereon, make withdrawals therefrom or otherwise have access thereto.

                                   ARTICLE IV

                  Representations and Warranties of Greate Bay
                  --------------------------------------------

     Subject to the further representations and warranties under Article X,
                                                                 ---------
Greate Bay hereby represents and warrants to Buyer as follows (with the understanding that Buyer is relying materially on each such representation and warranty in entering into and performing this Agreement).

     4.1 Due Organization. Greate Bay is a corporation duly organized, validly
         ----------------
existing and in good standing under the laws of the State of Delaware.

     4.2 Authorization. Greate Bay has the requisite corporate power and
         -------------
authority to execute this Agreement and, subject to the approval of this Agreement by the Bankruptcy Court, to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Greate Bay and, to the extent required, its stockholders.

     4.3 No Breach or Conflict. Subject to the receipt of the approvals
         ---------------------
described on Schedule 4.4 hereto and the approval of this Agreement by the
             ------------
Bankruptcy Court, neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof or the consummation of the transactions contemplated hereby, by Greate Bay, will (a) conflict with or result in a violation of any Legal Requirements of any Governmental Authority that are applicable to Greate Bay or any of its assets or property, (b) conflict with or result in a violation of the Certificate of Incorporation or Bylaws of Greate Bay as amended to date, or (c) conflict with or result in a material breach of any of the terms, conditions or provisions of any material agreement, instrument or understanding to which Greate Bay is a party or by which Greate Bay or its assets or property are bound, or constitute a default or cancel or accelerate any obligations thereunder, except in the case of clauses (a) and
                                                             -----------
(c), for any such conflict or breach which would not limit or delay Greate Bay's
---
ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, including, without limitation, Seller transferring valid and enforceable title to all of the Shares to Buyer at the Closing free and clear of any and all Liens.

     4.4 Third-Party Consents. Each consent, approval and authorization of any
         --------------------
person or Governmental Authority required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Greate Bay is identified on Schedule 4.4 hereto (collectively, the "Required Greate Bay
                     ------------
Consents"). All Required Greate Bay Consents of any person or Governmental Authority shall be obtained by Greate Bay prior to the closing.

     4.5 Enforceability. This Agreement has been duly executed and delivered by
         --------------
Greate Bay, and, subject to the approval of the Bankruptcy Court, constitutes a valid and binding obligation of Greate Bay enforceable against Greate Bay in accordance with its terms.

     4.6 Brokerage Fees. Except as set forth on Schedule 2.7, no broker, finder,
         --------------                         ------------
agent, representative or similar intermediary has acted for or on behalf of Greate Bay in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection herewith, or the consummation of the transactions contemplated hereby, based on any agreement or understanding with Greate Bay or any action taken by Greate Bay.

     4.7 Litigation. Except as set forth on Schedule 4.7 or Schedule 3.17, there
         ----------                         ------------    -------------
are no Claims pending or, to the best knowledge of Greate Bay after due inquiry, threatened (a) by or against the Company or Greate Bay, or (b) that question the validity of this Agreement, Greate Bay's right to enter into and perform this Agreement and consummate the transactions contemplated hereby or any action taken or to be taken by any party in connection with this Agreement. Except as set forth on Schedule 3.21, there are no Claims pending or, to the best
             -------------
knowledge of Seller after due inquiry, are any such Claims threatened which (i) allege that the Company is infringing or has infringed upon or otherwise is violating or has violated the intellectual property or other rights of any third party, or (ii) could materially and adversely affect (a) the Company's ability to consummate the transactions contemplated hereby and otherwise perform its obligations hereunder , (b) the Business, or (c) the rights or assets or properties of the Company.

     4.8 Indebtedness. Except as set forth on Schedule 4.8, neither Greate Bay
         ------------                         ------------
nor any other Debtor (including their respective direct and indirect subsidiaries and affiliates) has any claim, as defined in Section 101(5) of the Bankruptcy Code, on account of intercompany debt or otherwise, against the Company.

     4.9 Auction and Sale Efforts. Greate Bay is aware of and has been actively
         ------------------------
involved in the Auction prior to entering into this Agreement. Greate Bay, in consultation with HWCC and Seller, believes that the sale of the Shares to Buyer under this Agreement represents a sale for the full and fair market value of the Shares.

                                    ARTICLE V

                     Representations and Warranties of Buyer
                     ---------------------------------------

     Buyer hereby represents and warrants to the Company, Seller and Greate Bay as follows (with the understanding that the Company, Seller and Greate Bay are relying materially on each such representation and warranty in entering into and performing their respective obligations under this Agreement):

     5.1 Due Organization. Buyer is a corporation duly organized, validly
         ----------------
existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to conduct its business as heretofore conducted. Buyer is duly qualified or registered and in good standing in every jurisdiction where the character of the properties owned or leased by it, or the nature of the business conducted by it, makes qualification to do business as a foreign entity necessary, except such jurisdictions where a failure to so qualify or register could not reasonably be expected to have a material adverse effect on Buyer, its financial condition or operation of its business or the ability of Buyer to consummate the transactions contemplated hereby.

     5.2 Authorization. Buyer has the requisite corporate power and authority to
         -------------
execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance hereof and the consummation of the transactions contemplated hereby have been duly authorized by all requisite Buyer corporate action.

     5.3 No Breach or Conflict. Subject to receipt of the Required Buyer
         ---------------------
Consents, neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, or the consummation of the transactions contemplated hereby, by Buyer, will (a) conflict with or result in a violation of any Legal Requirement of any Governmental Authority that is applicable to Buyer or any of its assets or properties, (b) conflict with or result in a violation of the Certificate of Incorporation or Bylaws of Buyer, each as amended to date, or (c) conflict with or result in a material breach of any of the terms, conditions or provisions of any material agreement, instrument or understanding to which Buyer is a party or by which Buyer or its assets or property are bound, or constitute a default or cancel or accelerate any obligations thereunder, except in the case of clauses (a) and (c), for any such
                                              -----------     ---
conflict, violation or breach which would not materially or adversely limit or delay Buyer's ability to perform its obligations hereunder or to consummate the transactions contemplated hereby.

     5.4 Third-Party Consents. Each consent, approval and authorization of any
         --------------------
person or Governmental Authority required for the execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby by Buyer (collectively, the "Required Buyer Consents"), has been, or will be prior to the Closing, obtained.

     5.5 Enforceability. This Agreement has been duly executed and delivered by
         --------------
Buyer, and constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     5.6 Brokerage Fees. No broker, finder, agent, representative or similar
         --------------
intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection herewith based on any agreement or understanding with Buyer or any action taken by Buyer.

     5.7 Litigation. Except as set forth on Schedule 5.7, there are no material
         ----------                         ------------
Claims pending or, to the knowledge of Buyer, threatened that question the validity of this Agreement, Buyer's right to enter into and perform this Agreement and consummate the transactions contemplated hereby or any action taken or to be taken by Buyer in connection with this Agreement or which would reasonably be expected to have a material adverse effect on Buyer, its financial condition or operation of its business or the ability of Buyer to consummate the transactions contemplated hereby.

     5.8 Cash Consideration. Buyer has available to it, and at the Closing shall
         ------------------
have available to it, all funds necessary to pay the Purchase Price for the Shares and to satisfy its payment obligations hereunder.

     5.9 Securities Act Representations. Buyer is acquiring the Shares for
         ------------------------------
investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). Buyer does not have any present intention of selling, granting any participation in, or otherwise distributing any of the Shares otherwise than pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws. Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

                                   ARTICLE VI

                 Covenants of the Company, Seller and Greate Bay
                 -----------------------------------------------

     6.1 Inspection. From the date of this Agreement to the Closing, the Company
         ----------
shall, and Greate Bay and Seller shall cause the Company to, give to Buyer, its officers, agents, employees, counsel, accountants, engineers and other representatives, reasonable access to the premises and books and records relating to the Company and, to the extent permitted by law, cause the Company's employees to furnish to Buyer such information related to the Company as Buyer shall from time to time reasonably request; provided, however, that any such
                                            --------  -------
investigation shall be conducted (a) through the Chairman of the Board of Greate Bay or his designee, (b) during normal business hours and (c) in such a manner as to not unreasonably to interfere with the operation of the Business by the Company. From the date of this Agreement to the Closing, the Company shall also provide Buyer with its monthly closing balance sheets as soon as practicable, but at least within ten business days after the end of each applicable month.

     6.2 Conduct of Business Pending Closing. Until the Closing the Company
         -----------------------------------
shall, and Greate Bay and Seller shall cause the Company to, use commercially reasonable best efforts to operate the Business in the ordinary course and substantially in the manner as heretofore conducted, and use commercially reasonable efforts not to take any action inconsistent with this Agreement. Without limiting the scope of the foregoing, Greate Bay and Seller shall use commercially reasonable best efforts to cause the Company:

          (a) to use, preserve and maintain the assets (including, but not limited, to the equipment and property) of the Company on a basis consistent with past practice and keep such assets, taken as a whole, in satisfactory working condition;

          (b) to maintain adequate insurance covering the Company in effect as of the date of this Agreement;

          (c) to pay all debts and obligations incurred by it in the operation of the Business in the ordinary course of business consistent with past practice;

          (d) not to commit any act or omit to do any act, nor permit any act or omission to act, which may cause a material breach of any Company Contract;

          (e) to maintain its books, accounts and records in accordance with GAAP and on a basis consistent with past practice;

          (f) not to enter into any agreement or arrangement for the sale of a material amount of any of the assets of the Company (whether in one or more transactions);

          (g) except in the ordinary course of business, not to, without the prior consent of Buyer, (i) offer employment to any person except in accordance with past practices or (ii) grant any raises to employees of the Company;

          (h) to operate the Business in material compliance with all applicable Legal Requirements;

          (i) not to issue any capital stock or other securities of the Company, or grant any warrants, options or other rights to acquire any capital stock or other securities of the Company or any securities exercisable or exchangeable for or convertible into capital stock or other securities of the Company;

          (j) not to, without the prior written consent of Buyer, create, incur, assume, guarantee or otherwise become liable for any material amount of indebtedness or any other material liability or obligation to any person (other than deposit liabilities classified as unearned revenues incurred in the ordinary course of business) or undertake or agree to do any of the foregoing;

          (k) not to cancel, forgive, release, discharge, or waive any material receivable, debt or obligation owed to the Company by or from any person, or undertake or agree to do any of the foregoing;

          (l) to promptly inform Buyer in writing of any material adverse change in the financial condition, operations, assets or liabilities of the Business, other than those affecting the Company's industry generally; or

          (m) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its subsidiaries.

Notwithstanding the foregoing, this Section 6.2 shall not prohibit the Company
                                    -----------
from complying with existing contractual obligations, including, without limitation, any payments made by the Company as a result of any tax sharing payment obligations under Section 6.3, as well as any regular quarterly tax
                          -----------
sharing payments to Seller pursuant to the tax sharing agreement.

     6.3 Tax Sharing Agreement.
         ---------------------

          (a) Within ten business days after the Closing Date, a representative of Buyer and a representative of Greate Bay and HWCC shall jointly prepare a schedule that sets forth the Company's obligations for taxes attributable to the Company and its Business through the Closing Date under the tax sharing agreement set forth on Schedule 3.12(e) (the "Tax Sharing Payment").
                       ----------------

          (b) If the parties are unable to agree upon the amount of Tax Sharing Payment within such ten business day period, and the amount of the disputed difference in the Tax Sharing Payment is less than or equal to $25,000, then the Tax Sharing Payment shall be deemed to be the average of the parties' respective independent determinations of the Tax Sharing Payment. Any agreement among Buyer, Greate Bay and HWCC relating to the Tax Sharing Payment shall be final and binding upon all of the parties hereto and any parties in interest in the Debtor's bankruptcy cases.

          (c) If the parties are unable to agree on the Tax Sharing Payment within such ten business day period, and the amount of the disputed difference of the Tax Sharing Payment is greater than $25,000, then the disputed matters shall be referred for final determination to a tax professional of a nationally recognized accounting firm that is not the auditor for any of Alliance Gaming Corporation, Buyer, Seller, the Company, Greate Bay or HWCC; provided, however,
                                                             --------  -------
that if the parties are unable to select such an individual within five business days after the end of the ten business day period, the AAA shall make such selection (any person so selected shall be referred to herein as the "Independent Tax Professional").

          (d) The Independent Tax Professional shall deliver to the Buyer, HWCC and Greate Bay, as promptly as practicable and in any event within 10 days after its appointment, a written report setting forth its determination of the Tax Sharing Payment. Such report shall be final and binding upon all of the parties hereto for purposes of the Tax Sharing Payment. The fees, expenses and costs of the Independent Tax Professional shall be borne one half by Buyer and one half by HWCC.

          (e) Buyer shall cause the Company to pay HWCC, by delivery of immediately available funds, the Tax Sharing Payment within three business days after any final determination.

     6.4 Acquisition Proposals. None of Greate Bay, Seller or the Company shall,
         ---------------------
nor shall they authorize or permit any of their respective Affiliates or direct or indirect subsidiaries to, nor shall any such Affiliate or subsidiary authorize or permit any officer, director, stockholder, agent or representative of thereof to directly or indirectly solicit, initiate or seek from any third person (a "Third Person") the submission of any Acquisition Proposal. For purposes of this Agreement, "Acquisition Proposal" means any proposal with respect to a merger, consolidation, share exchange or similar transaction involving the Company, or any purchase of all or any significant portion of the assets of the Company, or any equity or other ownership interest in or control of the Company, other than the transactions contemplated hereby with Buyer. Notwithstanding the foregoing, nothing contained in this Agreement or elsewhere shall prevent Greate Bay or Seller, or any of their respective direct or indirect subsidiaries,

(consistent with the fiduciary duties of the Debtors to obtain the highest and best offer for the Shares), from (a) cooperating with or responding to unsolicited inquiries from, or negotiating with, any Third Person who expresses, or has expressed, prior to the date hereof, interest in an Acquisition Proposal, including granting to such Third Person access to the books, records and documents pertaining to the Debtors and the assets which are the subject of this Agreement; (b) responding to unsolicited inquiries submitted by Third Persons, subject, however, to the provisions of this Section 6.4; (c) providing notice of
                                            -----------
the transactions contemplated hereby to all creditors and parties in interest and any and all Third Persons who have heretofore expressed an interest in an Acquisition Proposal; (d) cooperating, negotiating or entering into an agreement with any Third Person that expresses or has expressed an interest in an Acquisition Proposal on terms more favorable to the Debtors, as determined by the boards of directors of the Debtors, than those contained in this Agreement or (e) complying in all respects with an order of the Bankruptcy Court.

     6.5 Cooperation; Closing. Seller, Greate Bay and the Company shall
         --------------------
cooperate fully with Buyer and use all commercially reasonable efforts to satisfy promptly all conditions required hereby to be satisfied by the Company, Seller and Greate Bay in order to expedite and consummate the transactions contemplated hereby. Buyer, Seller, Greate Bay and the Company shall cooperate fully with one another in executing such documents and instruments, and taking such further actions, including, without limitation actions to obtain the required consent of any Governmental Authority or any other person necessary or helpful to expedite or consummate the transactions contemplated hereby.

     6.6 Noncompetition.
         --------------

          (a) Seller and Greate Bay, for a period of five years from and after the Closing and HWCC, for a period of three years from and after the Closing, will not, and will not permit any of their respective direct or indirect subsidiaries or Affiliates to:

               (i) own, lease, manage, operate, control, participate in the management or control of, be employed by, or maintain or continue any interest whatsoever in any enterprise engaged in any business competitive with the Business; provided, however, that each of Seller, Greate Bay, HWCC and their
          --------  -------
respective direct or indirect subsidiaries or Affiliates may purchase or otherwise acquire for investment purposes only up to 5% of the securities of any publicly held company; or

               (ii) employ or solicit the employment of any employee of the Company, Buyer, Bally Gaming, Inc. and/or Alliance Gaming Corporation unless (A) such employee resigns voluntarily (without any solicitation from Seller, Greate Bay or any direct or indirect subsidiary or affiliate thereof,), (B) Buyer
                                            ---------
consents in writing to such employment or solicitation, or (C) such employee is terminated by his or her employer or the Company after the Closing Date; or

               (iii) induce, cause or attempt to induce or cause any person to replace or terminate any Company Contract or other agreement or arrangement relating to the Business with products or services of any other person at any time after the Closing Date, except that any actions taken pursuant to the License and Maintenance Agreements shall not be deemed a breach of this clause (iii).
                        ------------

          (b) For a period of two years from and after the Closing, HWCC shall also be restricted from selling, transferring, licensing or otherwise granting rights to any intellectual property (whether in tangible or intangible form) to unrelated third parties that is derived from to or competes with the Intellectual Property, including, but not limited to, improvements, enhancements, or derivatives of such Intellectual Property. Notwithstanding the foregoing, and subject to the conditions, restrictions and limitations set forth in the License and Maintenance Agreements, nothing in this Section 6.6 shall
                                                           -----------
limit HWCC from selling, transferring, licensing or otherwise granting rights to any intellectual property (whether in tangible or intangible form) after this two year period, so long as such action doesn't otherwise violate the License and Maintenance Agreements or this Section 6.6.
                                   -----------

          (c) Seller, Greate Bay and HWCC acknowledge and agree that any remedy at law for any breach of this Section 6.6 would be inadequate and consents to
                              -----------
the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that a breach or threatened breach of this Section 6.6 may be effectively enjoined.
                          -----------

                                   ARTICLE VII

                               Covenants of Buyer
                               ------------------

     7.1 License and Maintenance Agreements. From and after the Closing Date,
         ----------------------------------
the Company shall, and Buyer shall cause the Company, (a) to comply in all material respects with the terms and conditions of the License and Maintenance Agreements and (b) not to omit to take any action or permit any act or omission to occur which would cause a material breach of the License and Maintenance Agreements.

     7.2 Cooperation; Closing. Buyer shall cooperate fully with Seller, Greate
         --------------------
Bay and the Company and use all commercially reasonable efforts to satisfy promptly all conditions required hereby to be satisfied by Seller, Greate Bay and the Company in order to expedite and consummate the transactions contemplated hereby. Buyer, Seller, Greate Bay and the Company shall cooperate fully with one another in executing such documents and instruments, and taking such further actions, including, without limitation actions to obtain the required consent of any Governmental Authority and any third party necessary or helpful to expedite or consummate the transactions contemplated hereby.

                                  ARTICLE VIII

       Conditions to the Company's, Seller's and Greate Bay's Obligations
       ------------------------------------------------------------------

     Each and every obligation of the Company, Seller and Greate Bay under this Agreement shall be subject to the fulfillment, prior to or at the Closing, of each of the following conditions, unless waived by Greate Bay in writing:

     8.1 Buyer's Representations and Warranties. The material representations
         --------------------------------------
and warranties made by Buyer in Article V hereof shall be true, complete and
                                ---------
correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent any representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct in all material respects, on and as of such earlier date).

     8.2 Buyer's Covenants. Buyer shall have performed and complied with all of
         -----------------
the material terms, covenants and agreements set forth in this Agreement which are required to be performed by Buyer on or before the Closing Date.

     8.3 Buyer's Deliveries. Buyer shall have delivered the documents and other
         ------------------
items to be delivered by Buyer pursuant to Article XII hereof.
                                           -----------

     8.4 Bankruptcy Court. The Bankruptcy Court shall have entered the Sale
         ----------------
Approval Order substantially in the form of Exhibit E, and the implementation,
                                            ---------
operation or effect of such order shall not be stayed or, if stayed, such stay shall have been dissolved.

     8.5 Consents. Buyer shall have obtained, with the reasonable cooperation of
         --------
the Company, Seller and Greate Bay, all material Required Buyer Consents.

     8.6 Adverse Actions or Proceedings. There shall not be in effect any order,
         ------------------------------
judgment or decree restraining, enjoining or otherwise preventing the consummation of the transactions contemplated hereby.

                                   ARTICLE IX

                        Conditions to Buyer's Obligations
                        ---------------------------------

     Each and every obligation of Buyer under this Agreement shall be subject to the fulfillment, prior to or at Closing, of each of the following conditions, unless waived by Buyer in writing:

     9.1 Consents.
         --------

          (a) The Company, Seller and Greate Bay shall have obtained, with the reasonable cooperation of Buyer, all Required Company Consents, Required Seller Consents and Required Greate Bay Consents from gaming or gaming-related Governmental Authorities.

          (b) The Company, Seller and Greate Bay shall have obtained, with the reasonable cooperation of Buyer, all Required Company Consents, Required Seller Consents and Required Greate Bay Consents from any persons and Governmental Authorities other than gaming or gaming related Governmental Authorities, except where the failure to obtain such consents from non-Governmental Authorities would not have a Material Adverse Effect.

     9.2 The Company's, Seller's and Greate Bay's Representations and
         ------------------------------------------------------------
Warranties. The representations and warranties made by the Company, Seller and
----------
Greate Bay in Articles II, III, IV and X hereof shall be true, complete and
              -----------  ---  --     -
correct on and as of the Closing Date with the same
effect as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent any representation and warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct in all material respects, on and as of such earlier date), and except where the failure of any representation or warranty to be true, complete and correct shall not have a Material Adverse Effect; provided
                                                                        --------
however, that this Material Adverse Effect qualifier shall apply only to this
-------
Section 9.2, and shall not in any way affect or amend the scope or substance of the representations and warranties made by the parties to this Agreement.

     9.3 The Company's, Seller's and Greate Bay's Covenants. The Company, Seller
         --------------------------------------------------
and Greate Bay shall have performed and complied with all of the terms, covenants and agreements set forth in this Agreement which are required to be performed by each of them respectively on or before the Closing Date except where the failure to perform or comply would not have a Material Adverse Effect.

     9.4 The Company's, Seller's and Greate Bay's Deliveries. The Company,
         ---------------------------------------------------
Seller, HWCC, HCC and Greate Bay shall have delivered the documents and other items to be delivered by each of them pursuant to Article XI hereof.
                                                  ----------

     9.5 Bankruptcy Court. The Bankruptcy Court shall have entered the Sale
         ----------------
Approval Order substantially in the form of Exhibit E, and the implementation,
                                            ---------
operation or effect of such order shall not be stayed or, if stayed, such stay shall have been dissolved.

     9.6 Regulatory Approvals. In addition to the consents required pursuant to
         --------------------
Section 9.1 above, all Legal Requirements of any Governmental Authority
-----------
necessary for the consummation of the transactions contemplated by this Agreement shall have been satisfied or validly waived, except where the failure to satisfy such Legal Requirements would not have a Material Adverse Effect. Immediately prior to the Closing, the Company shall have surrendered any gaming licenses in any jurisdiction that Buyer requests.

     9.7 No Material Adverse Effect. There shall not have occurred any Material
         --------------------------
Adverse Effect from the date hereof through the Closing, provided, however, that neither the sale of assets under Section 363(f) of the Bankruptcy Code as contemplated pursuant to Article X nor the transactions contemplated hereby
                         ---------
shall be considered a Material Adverse Effect.

     9.8 Adverse Actions or Proceedings. There shall not be in effect any order,
         ------------------------------
judgment or decree restraining, enjoining or otherwise preventing the consummation of the transactions contemplated hereby.

                                    ARTICLE X

                               Bankruptcy Matters
                               ------------------

     10.1 Bankruptcy Procedures. The provisions of this Agreement shall be
          ---------------------
implemented through a sale of the Shares pursuant to a sale of assets under
Section 363(f) of the Bankruptcy Code, which sale shall be free and clear of all Liens, interests or rights of any type or nature. This sale shall be implemented as follows: upon commencement of the Debtors' Chapter 11 cases, Seller and Greate Bay shall (i) file, and serve on all appropriate parties, a motion seeking
                                       25
an order substantially in the form of Exhibit E (the "Sale Approval Order")
                                      ---------
authorizing the assumption of this Agreement under Section 365 of the Bankruptcy Code and approving the private sale of the Shares to Buyer under the terms of this Agreement under Section 363 of the Bankruptcy Code, and (ii) file, and serve on all appropriate parties, a motion seeking an order substantially in the form of Exhibit F (the "Sale Procedures Order") approving certain protections
        ---------
for Buyer and the sale procedures set forth in Section 10.3 only in the event
                                               ------------
the Bankruptcy Court does not enter the Sale Approval Order and requires Seller to entertain competing bids for the Shares pursuant to an auction or otherwise. Seller and Greate Bay hereby agree to use their best efforts to file petitions for relief under Chapter 11 of Title 11 of the United States Code, together with motions to obtain the Sale Approval Order and the Sale Procedures Order (in the event the Court does not enter the Sale Approval Order), with the Bankruptcy Court, no later than ten days after the date hereof. Seller and Greate Bay further agree that the motion seeking the Sale Procedures Order shall be scheduled to be heard at same hearing as the motion seeking the Sale Approval Order and shall be withdrawn if the Bankruptcy Court enters the Sale Approval Order.

     10.2 The Sale Hearing. Seller and Greate Bay shall seek to conduct the sale
          ----------------
of the Shares pursuant to this Agreement and without further sales efforts or competitive bidding for the reasons, among others, set forth in Section 2.10,
                                                                ------------
and shall request the Bankruptcy Court to enter the Sale Approval Order at the first hearing before the Bankruptcy Court that is at least 20 days after the filing and service of the motion to obtain the Sale Approval Order (23 days, if notice is provided by regular mail). As more specifically set forth in Exhibit
                                                                       -------
E, the Sale Approval Order shall include: (a) provisions which authorize the
-
transactions contemplated hereby; (b) a finding that adequate notice of all matters relating to the sale of the Shares to Buyer and the transactions described in this Agreement has been given to all creditors and parties in interest in the Debtors' bankruptcy cases; (c) an order that the sale of the Shares is free and clear of all Liens, interests and any rights of other parties, whether they are parties to pending litigation relating to or arising in connection with the Shares or otherwise; (d) a finding that Buyer has acted in good faith within the meaning of Section 363(m) of the Bankruptcy Code and
(e) provisions for the retention of jurisdiction in the Bankruptcy Court over matters relating to the transactions contemplated hereby.

     10.3 The Sale Procedures. If, and only if, the Bankruptcy Court requires
          -------------------
Seller to entertain competing bids for the Shares pursuant to an auction in the Bankruptcy Court or otherwise, then the parties hereto agree that the procedures governing such sale shall be as set forth hereinafter in this Section 10.3. As
                                                              ------------
set forth in Section 10.1, upon the commencement of the Chapter 11 cases, Seller
             ------------
and Greate Bay shall make a motion to obtain the Sale Procedures Order approving the various sale procedures and protections for Buyer as set forth below, which motion shall be heard at the same hearing as the motion to obtain the Sale Approval Order, but only as an alternative form of relief in the event that the Bankruptcy Court does not enter the Sale Approval Order:

          (a) An "Overbid Event" shall occur if any of the following shall occur: (i) the Bankruptcy Court shall approve or authorize any transaction for the sale of the Shares or the Company to any person other than Buyer (or Buyer's permitted assigns), whether in connection with a sale under Section 363 of the Bankruptcy Code, confirmation of a plan of reorganization, or otherwise, or (ii) the Bankruptcy Court shall approve or authorize any transaction that is a competing or preclusive transaction, whether in connection with a sale under Section 363 of the Bankruptcy Code, confirmation of a plan of reorganization, or otherwise.

          (b) Upon the closing of any transaction constituting an Overbid Event, Seller or Greate Bay shall pay to Buyer a break-up fee of $400,000 (the "Break-Up Fee") by wire transfer of immediately available funds to an account designated by Buyer upon the consummation of the competing or preclusive transaction from the proceeds of the closing of such transaction.

          (c) Upon the first business day after the closing of any transaction constituting an Overbid Event, but in any event, not more than 120 days after the occurrence of an Overbid Event, Seller or Greate Bay shall pay Buyer for its out-of-pocket costs and expenses (including reasonable, documented, legal, accounting, consulting and other consultant fees and expenses) not to exceed $150,000 in the aggregate (the "Expense Reimbursement"), by wire transfer of immediately available funds to an account designated by Buyer.

          (d) The parties recognize that, notwithstanding this Agreement, the Bankruptcy Court may entertain offers for the Shares ("Competing Bids") from other persons ("Competing Bidders"). In the event of any consideration of such offers, whether in the form of an auction process or otherwise, the Sale Procedures Order shall provide that:

               (i) no Competing Bid will be accepted or approved by the Debtors unless it is made pursuant to terms and conditions identical to those contained in this Agreement (except with respect to the Purchase Price and the identity of the proposed purchaser), and provides for aggregate consideration having a value equal to at least the sum of (A) the Purchase Price, plus (B) the Break-Up Fee, if any is required to be paid on account
            ----
     of the competing bid, plus (C) the Expense Reimbursement, plus (D)
                           ----                                ----
     $500,000, and, if there is a bidding process, each successive Competing Bid thereafter shall be in increments of at least $100,000 net consideration to the Debtors in each round of bidding;

               (ii) no Competing Bid will be considered unless the Debtors determine that the Competing Bidder has the capacity to complete the purchase of the Shares and that the Competing Bid is not subject to any financing or due diligence contingency;

               (iii) Buyer shall have the right of first refusal to match any Competing Bid conforming with the provisions contained herein, including the last and final bid of any person prior to the time an auction is declared to be complete. The effect of Buyer's exercise of such right will be to award to Buyer the right to purchase the Shares, without any further bidding being permitted, on the terms and subject to the conditions described herein (except as to Purchase Price), and in such event Buyer shall forfeit the Break-Up Fee; and

               (iv) copies of all Competing Bids, motions, objections or any other bankruptcy pleadings relating to the sale of the Shares shall be delivered to Buyer by the Debtors within one business day of their receipt by the Debtors.

          (e) The obligations hereunder of Seller and Greate Bay, subject to approval by the Bankruptcy Court (which shall be set forth in the Sale Procedures Order), shall give rise to administrative expenses pursuant to
Section 503 of the Bankruptcy Code.

          (f) By its acknowledgment of and consent hereto, HWCC represents and warrants that it (i) does not intend to bid for the Shares, (ii) agrees with and supports the procedures described in this Article X and (iii) waives any right
                                          ---------
it may have to make a credit bid for the Shares, whether pursuant to Section 363(k) of the Bankruptcy Code, pursuant to any plan of reorganization, or otherwise.

     10.4 Bankruptcy Court Approval. Seller and Greate Bay shall use their best
          -------------------------
efforts to obtain the Sale Approval Order and the Sale Procedures Order (to the extent required as set forth in Sections 10.1 and 10.3) as soon as possible.

          (a) Both the Sale Approval Order and the Sale Procedures Order shall be substantially in the form of Exhibits E and F, respectively.
                                ----------     -

          (b) Seller and Greate Bay shall use their best efforts to give due and proper notice, as is required by the Bankruptcy Code or otherwise, to all required persons of all matters relating to or in connection with the obtaining of the Sale Approval Order, the Sale Procedures Order and any other order authorized or issued by the Bankruptcy Court.

     10.5 Bankruptcy Court Filings and Administrative Expenses. Seller and
          ----------------------------------------------------
Greate Bay shall use their best efforts to promptly make any filings with, and take all actions and use their respective best efforts to obtain any and all consents, approvals and orders from, the Bankruptcy Court reasonably necessary or appropriate for consummating the transactions contemplated by this Agreement. Additionally, Seller and Greate Bay shall use their best efforts to file timely with the Bankruptcy Court, and cause the other Debtors to file timely with the Bankruptcy Court, all necessary monthly operating reports, schedules and other required documents relating to the bankruptcy cases, and shall use their best efforts to pay timely all United States Trustee fees and expenses of administration arising under or relating to the bankruptcy cases. Seller and Greate Bay hereby acknowledge that they are solely liable for any and all administrative expenses arising in the bankruptcy cases and that Buyer shall have no liability whatsoever relating thereto.

     10.6 Creditors' Claims. Each of Greate Bay and Seller jointly and severally
          -----------------
represents and warrants that, aside from HWCC and any intercompany debt among Debtors, the Debtors and the Company do not have any other significant creditors, and the total amount owed to creditors of each of the Debtors (other than HWCC or such intercompany debt) did not exceed $150,000 in the aggregate as of September 30, 2001.

     10.7 Good Faith. Seller, Greate Bay and the Company represent that they
          ----------
believe Buyer is acting in good faith within the meaning of Section 363(m) of the Bankruptcy Code, and that there are no agreements, understandings or special arrangements other than those set forth in this Agreement. Buyer is not an insider or affiliate, as such terms are defined in the Bankruptcy Code, of any of the Debtors or the Company.

                                   ARTICLE XI

         The Company's, Seller's and Greate Bay's Deliveries at Closing
         --------------------------------------------------------------

     At Closing, the Company, Seller and Greate Bay, as applicable, shall deliver the following to Buyer:

     11.1 Shares. The stock certificates representing all of the Shares owned by
          ------
Seller, free and clear of any Liens, duly endorsed for transfer or accompanied by stock powers duly executed in blank.

     11.2 Bring-Down Certificate. A bring-down certificate executed by the
          ----------------------
Company, Seller and Greate Bay to the effect that the representations and warranties made by the Company, Seller and Greate Bay, as the case may be, in Articles II, III, IV and X hereof are true and correct in all material respects
-----------  ---  --     -
on and as of the Closing Date with the same effect as though such representations or warranties had been made or given on and as of such date (except to the extent any representation and warranty expressly relates to earlier date, in which case such representation and warranty shall be true and correct in all material respects, on and as of such earlier date) and that the Company, Seller and Greate Bay have performed and complied with all of the covenants set forth in Article VI hereof which are to be performed or complied
                       ----------
with by them on or before the Closing Date.

     11.3 Secretary's Certificate. A certificate executed on behalf of the
          -----------------------
Company, Seller and Greate Bay by the Secretary or Assistant Secretary of each of the Company, Seller and Greate Bay authenticating the Company's, Seller's and Greate Bay's respective charter and by laws, certifying as to the incumbency, and authenticating the signatures of, those persons executing this Agreement and any certificates or other documents delivered hereunder on behalf of the Company, Seller and Greate Bay, as applicable, and certifying as to the adoption and continuing effect of appropriate resolutions authorizing the Company's, Seller's or Greate Bay's respective execution, delivery and performance of this Agreement, copies of which resolutions shall be attached to such certificate and certified as true, complete and correct in all respects.

     11.4 Escrow Agreements. The Primary Escrow Agreement and the Secondary
          -----------------
Escrow Agreement, duly executed by HWCC and Seller.

     11.5 Sale Approval Order. A certified copy of the Sale Approval Order.
          -------------------

     11.6 Releases. Duly authorized and validly executed releases in form and
          --------
substance reasonably satisfactory to Buyer from each of Seller, Greate Bay, HWCC and HCC irrevocably and indefeasibly waiving, releasing and extinguishing (a) any and all Claims of Seller, Greate Bay, HWCC, HCC and their respective direct and indirect subsidiaries and Affiliates against the Company or Buyer, including, without limitation, claims relating to the tax sharing agreements set forth on Schedule 3.12(e), but excluding enforcement of any obligations of Buyer
         ----------------
and the Company under this Agreement and (b) any and all debts, claims, liabilities or similar rights of such persons against the Company, and any and all such obligations owed to such persons by the Company.

     11.7 Legal Opinion. A legal opinion from counsel to the Company, dated the
          -------------
Closing Date, substantially in the form attached hereto as Exhibit D.
                                                           ---------

     11.8 Cole Employment Agreement. The Third Amendment to the Employment
          -------------------------
Agreement, duly executed by Larry Cole and the Company, substantially in the form attached hereto as Exhibit G.
                        ---------

                                   ARTICLE XII

                          Buyer's Deliveries at Closing
                          -----------------------------

     At Closing, Buyer shall deliver the following to the Company, Seller and Greate Bay, as applicable:

     12.1 Purchase Price. (i) By wire transfer of immediately available funds to
          --------------
an account designated by HWCC, the Closing Payment, and (ii) by wire transfer of immediately available funds to an account designated by the Escrow Agent, the Escrow Funds.

     12.2 Bring-Down Certificate. A bring-down certificate executed on behalf of
          ----------------------
Buyer by Buyer's President to the effect that the representations and warranties made by Buyer in Article V hereof are true and correct in all material respects
                 ---------
on and as of the Closing Date with the same effect as though such representations or warranties had been made or given on and as of such date (except to the extent any representation and warranty expressly relates to earlier date, in which case such representation and warranty shall be true and correct in all material respects, on and as of such earlier date) and that Buyer has performed and complied with all of its covenants set forth in Article VII
                                                                  -----------
hereof which are to be performed or complied with by Buyer on or before the Closing Date.

     12.3 Secretary's Certificate. A certificate executed on behalf of Buyer by
          -----------------------
Buyer's Secretary authenticating Buyer's charter and bylaws, certifying as to the incumbency, and authenticating the signatures of, officers executing this Agreement and any certificates or other documents delivered hereunder on behalf of Buyer, and certifying as to the adoption and continuing effect of appropriate resolutions authorizing Buyer's execution, delivery and performance of this Agreement, copies of which resolutions shall be attached to such certificate and certified as true, complete and correct in all respects.

     12.4 Escrow Agreements. The Primary Escrow Agreement and the Secondary
          -----------------
Escrow Agreement, duly executed by Buyer.

                                  ARTICLE XIII

                                   Termination
                                   -----------

     13.1 Termination. This Agreement (and the transactions contemplated hereby)
          -----------
may not be terminated except as follows:

          (a) upon the mutual written consent of Greate Bay and Buyer;

          (b) by Greate Bay, if Buyer is in material breach of this Agreement and such breach has not been cured within 30 days following the delivery of notice thereof to Buyer;

          (c) by Buyer, if the Company, Seller or Greate Bay is in breach of this Agreement and such breach has not been cured within 30 days following the delivery of notice thereof to Greate Bay; except where such a breach would not have a Material Adverse Effect;

          (d) by Buyer, if the conditions to Buyer's obligations specified in
Article IX are not satisfied (through no fault of Buyer) or validly waived by
----------
Buyer;

          (e) by Greate Bay, if the conditions to Greate Bay's obligations specified in Article VIII are not satisfied (through no fault of Greate Bay,
             ------------
Seller, the Company or HWCC) or validly waived by Greate Bay;

          (f) by either Greate Bay or Buyer, if the Closing has not occurred 30 days after the Sale Approval Order (the "Sale Approval Order Period") has been entered and is no longer subject to stay by statute, rule, judicial order or otherwise, provided, however, that if any conditions in Article VIII or Article
           --------  -------                            ------------    -------
IX have not been satisfied by the expiration of the Sale Approval Order Period,
--
such period will be extended for up to three additional 30 day successive periods, provided that each party is diligently working in good faith to satisfy any remaining conditions and both parties believe that there is a reasonable probability that any such unsatisfied conditions will be satisfied;

          (g) by Buyer, if the Sale Approval Order has not been entered on or before 75 days after the filing of the bankruptcy petitions by Seller and Greate Bay through no fault of Buyer;

          (h) by Buyer, if the Sale Procedures Order has not been entered on or before 45 days after the filing of the bankruptcy petitions by Seller and Greate Bay through no fault of Buyer, provided that the Sale Approval Order also has not been entered on or before such time; or

          (i) by Buyer or Greate Bay upon the occurrence of an Overbid Event.

     13.2 Effect of Termination. Upon the termination of this Agreement in
          ---------------------
accordance with Section 13.1 hereof, the parties shall be relieved of any
                ------------
further obligations under this Agreement (other than any confidentiality obligations contained in Section 15.6, liabilities for breaches of this
                         ------------
Agreement occurring prior to such termination and obligations to pay, if applicable, the Break-Up Fee and Expense Reimbursement as provided in Article
                                                                      -------
X); provided, however, if Buyer terminates this Agreement pursuant to Section
--  --------  -------                                                 -------
13.1(c) and Buyer is not then in material breach of this Agreement, Buyer shall
-------
be entitled to receive the Expense Reimbursement as liquidated damages hereunder.

                                   ARTICLE XIV

                                 Indemnification
                                 ---------------

     14.1 Survival of Representations and Warranties. The representations and
          ------------------------------------------
warranties of each party contained in this Agreement or in any document or instrument delivered pursuant hereto shall be deemed to be continuing and shall survive the Closing and any investigations heretofore or hereafter made by any party or its representatives for a period of 18 months after the Closing Date (except to the extent that written notice of a Claim has been provided prior thereto describing in reasonable detail the basis for such Claim, in which event the applicable representation and warranty shall survive until the Claim is resolved, but only to the extent the representation and warranty relates to matters subject to the Claim); provided, however, that notwithstanding the
                               --------  -------
foregoing, liability for any fraudulent or illegal acts or statements (whether or not relating to the subject matter of any representation or warranty herein) shall survive in perpetuity or for the maximum period of time permitted by law. The representations, warranties, covenants and agreements made by any party in this Agreement shall not be effected, limited or compromised in any respect by any due diligence investigation or any other inquiries or investigations by any other party, regardless of the results thereof.

     14.2 Indemnification of Buyer.
          ------------------------

     (a) Seller, Greate Bay and HWCC hereby agree to indemnify Buyer, its parents, subsidiaries and Affiliates, and each of Buyer's, its parents', subsidiaries' and Affiliates' respective officers, directors, stockholders, employees and agents (collectively, the "Buyer Indemnified Parties") from and against any and all damages, losses, Claims, Liabilities, demands, charges, suits, penalties, expenses and costs (collectively, and including attorneys' fees and costs of preparation, "Indemnified Costs") which any of Buyer Indemnified Parties may incur or sustain, or to which any of the Buyer Indemnified Parties may be subjected, arising out of:

          (1) any breach of any representation or warranty of the Company, Seller or Greate Bay set forth herein, whether or not Buyer relied thereon or had knowledge thereof;

          (2) any breach in any respect of any covenant or agreement of the Company (to the extent such covenant or agreement was to be performed or complied with solely prior to Closing), Seller, Greate Bay or HWCC set forth herein; or

          (3) the operation of the business prior to the Closing Date;

provided, however, that the Primary Escrow Funds shall be the sole source of
--------  -------
funds available to indemnify and hold harmless the Buyer Indemnified Parties pursuant to this Section 14.2(a), and shall be subject to the following
                 ---------------
limitations:

               (i) shall be limited to the amount of the Primary Escrow Funds (as reduced by any payments made to the Buyer Indemnified Parties out of the Primary Escrow Funds pursuant to Section 14.2(b)), for all such
                                          ---------------
     Indemnified Costs of the Buyer Indemnified Parties;

               (ii) with respect to the obligation to indemnify and hold harmless Buyer Indemnified Parties for their Indemnified Costs, such obligation to indemnify and hold harmless Buyer Indemnified Parties for all their Indemnified Costs shall only apply after such Indemnified Costs exceed $150,000 (the "Basket Amount") in the aggregate, at which time only those amounts in excess of the Basket Amount may be recovered;

               (iii) the limitations contained in Section 14.4(a);
                                                  ---------------

               (iv) the amount of any Indemnified Costs shall be reduced by any insurance recoveries or indemnities or contribution or similar payments actually recovered by the Buyer Indemnified Parties from any third party as a result of the incurrence of such Indemnified Costs or the facts or circumstances giving rise thereto, net of any costs of collection or other fees, costs and expenses actually incurred by Buyer Indemnified Parties in obtaining any such insurance recoveries, indemnities, contributions or similar payments (which amount expressly excludes the payment or recovery of any proceeds from the Primary Escrow Funds by any of the Buyer Indemnified Parties pursuant to this Article XIV); and
                                          -----------

               (v) the availability of the Primary Escrow Funds to indemnify and hold harmless Buyer Indemnified Parties for their Indemnified Costs shall terminate 18 months after the Closing Date (except to the extent that written notice of a Claim has been provided prior thereto describing in reasonable detail the basis for such Claim, in which event such a Claim shall survive until the Claim is resolved);

provided, however, that the foregoing limitations on recovery shall not apply to
--------  -------
any damages, losses, Claims, Liabilities, demands, charges, suits, penalties, expenses or costs (including attorneys' fees and costs of preparation), incurred by any of the Buyer Indemnified Parties as a result of any Wrongful Acts (as defined in Section 14.4), for which such Buyer Indemnified Parties shall be
           ------------
entitled to pursue any and all rights and remedies available at law or in equity against Seller, Greate Bay and/or HWCC. The obligations of Seller and Greate Bay under this Article XIV shall have the priority of a claim for the cost of
           -----------
administration in the bankruptcy cases to be filed by Seller and Greate Bay as contemplated hereby under Sections 503(b) and 507(a)(1) of the Bankruptcy Code.

     (b) Notwithstanding anything contrary in this Agreement, HWCC hereby agrees to indemnify and hold harmless the Buyer Indemnified Parties (the "HWCC Additional Indemnification") from and against any and all Indemnified Costs which any of the Buyer Indemnified Parties may incur or sustain, or to which any of the Buyer Indemnified Parties may be subjected, arising out of:

          (1) any Claim, known or unknown, made by the Oneida Indian tribe relating to the Company or its intellectual property; or

          (2) any allegations that the Company has infringed or is infringing on intellectual property rights of the Oneida Indian Tribe;

provided, however, that the HWCC Additional Indemnification Amount (as defined
--------  -------
below) and the Primary Escrow Funds (as reduced by any payments made to the Buyer Indemnified Parties out of the Primary Escrow Funds pursuant to Section 14.2(a)) shall be the sole
                                            ---------------
source of funds available to indemnify and hold harmless the Buyer Indemnified Parties pursuant to this Section 14.2(b), and shall be subject to the following:
                         ---------------

               (i) the HWCC Additional Indemnification obligation shall be limited to a maximum of $750,000 in the aggregate for all Indemnified Costs of the Buyer Indemnified Parties pursuant to this Section 14.2(b) (the "HWCC
                                               ---------------
Additional Indemnification Amount");

               (ii) the Buyer Indemnified Parties must seek recovery of any Indemnified Costs under this Section 14.2(b), first against $250,000 of the
                             ---------------
Primary Escrow Funds, second against the HWCC Additional Indemnification Amount, and third against the Primary Escrow Funds (as reduced by any payments made to the Buyer Indemnified Parties out of the Primary Escrow Funds pursuant to
Section 14.2(a) and this Section 14.2(b)); provided, however, that if the Buyer
---------------          ----------------  --------  -------
Indemnified Parties are unable to obtain recovery from one of these sources within forty-five days after their initial notice to Seller and HWCC of their intent to do so, they may seek recovery from either the Primary Escrow Funds or the HWCC Additional Indemnification Amount in their sole discretion;

               (iii) the limitations contained in Section 14.4(a);
                                                  ---------------

               (iv) the amount of any Indemnified Costs under this Section
                                                                   -------
14.2(b) shall be reduced by any insurance recoveries or indemnities or
-------
contribution or similar payments actually recovered by the Buyer Indemnified Parties from any third party as a result of the incurrence of such Indemnified Costs or the facts or circumstances giving rise thereto, net of any costs of collection or other fees, costs and expenses actually incurred by Buyer Indemnified Parties in obtaining any such insurance recoveries, indemnities, contributions or similar payments (which amount expressly excludes the payment or recovery of any proceeds from the Primary Escrow Funds by any of the Buyer Indemnified Parties pursuant to this Article XIV);
                                     ------------

               (v) the availability of the HWCC Additional Indemnification to indemnify and hold harmless Buyer Indemnified Parties for their Indemnified Costs under this Section 14.2(b) shall terminate 12 months after the Closing
                 ---------------
Date (except to the extent that a lawsuit has been filed or an alternative dispute resolution proceeding has been commenced by the Oneida Indian tribe relating to the Company or its Intellectual Property), in which event such dispute shall survive until final determination or resolution of such dispute); and

               (vi) the availability of the Primary Escrow Funds to indemnify and hold harmless Buyer Indemnified Parties for their Indemnified Costs under this Section 14.2(b) shall terminate 18 months after the Closing Date (except to
     --------------
the extent that a lawsuit has been filed or an alternative dispute resolution proceeding has been commenced by the Oneida Indian tribe relating to the Company or its Intellectual Property), in which event such dispute shall survive until final determination or resolution of such dispute);

provided, however, that the foregoing limitations on recovery shall not apply to
--------  -------
any damages, losses, Claims, Liabilities, demands, charges, suits, penalties, expenses or costs (including attorneys' fees and costs of preparation), incurred by any of the Buyer Indemnified Parties as a result of any Wrongful Acts, for which such Buyer Indemnified Parties shall be entitled to pursue any and all rights and remedies available at law or in equity against Seller, Greate Bay and/or HWCC. The obligations of Seller and Greate Bay under this
Article XIV shall have the priority of a claim for the cost of administration in
-----------
the bankruptcy cases to be filed by Seller and Greate Bay as contemplated hereby under Sections 503(b) and 507(a)(1) of the Bankruptcy Code.

     14.3 Indemnification of Seller. Buyer agrees to indemnify and hold harmless
          -------------------------
each of Seller and Greate Bay and their respective subsidiaries and Affiliates and each of their respective officers, directors, shareholders, employees and agents (collectively, the "Seller Indemnified Parties") from and against any and all Indemnified Costs which any of the Seller Indemnified Parties may incur or sustain, or to which any of the Seller Indemnified Parties may be subjected, arising out of:

          (a) any breach of any representation or warranty of Buyer set forth herein, whether or not the Company, Seller or Greate Bay relied thereon or had knowledge thereof;

          (b) any breach in any respect of any covenant or agreement of Buyer or the Company (to the extent such covenant or agreement was to be performed or complied with by the Company solely after the Closing) set forth herein; or

          (c) the operation of the Business from and after the Closing Date. provided, however, that the liability of Buyer to indemnify and hold harmless
--------  ------
the Seller Indemnified Parties for their Indemnified Costs:

               (i) shall be limited to a maximum of $750,000 in the aggregate for all such Indemnified Costs of the Seller Indemnified Parties;

               (ii) with respect to the obligation to indemnify and hold harmless Buyer Indemnified Parties for their Indemnified Costs, such obligation to indemnify and hold harmless Buyer Indemnified Parties for all their Indemnified Costs shall only apply after such Indemnified Costs exceed the Basket Amount, at which time only those amounts in excess of the Basket Amount may be recovered;

               (iii) the amount of any Indemnified Costs shall be reduced by any insurance recoveries or indemnities or contribution or similar payments actually recovered by the Seller Indemnified Parties from any third party as a result of the incurrence of such Indemnified Costs or the facts or circumstances giving rise thereto, net of any costs of collection or other fees, costs and expenses actually incurred by Seller Indemnified Parties in obtaining any such insurance recoveries, indemnities, contributions or similar payments;

               (iv) shall be subject to the limitations contained in Section
                                                                     -------
     14.4(b); and
     ------

               (v) the availability of the Primary Escrow Funds to indemnify and hold harmless Buyer Indemnified Parties for their Indemnified Costs shall terminate 18 months after the Closing Date (except to the extent that written notice of a Claim has been provided prior thereto describing in reasonable detail the basis for such Claim, in which event such a Claim shall survive until the Claim is resolved);

provided, further, that the foregoing limitations on recovery shall not apply to
--------  ------
any damages, losses, Claims, Liabilities, demands, charges, suits, penalties, expenses or costs (including attorneys' fees and costs of preparation), incurred by any of the Seller Indemnified Parties as a result of any Wrongful Acts of Buyer, for which such Seller Indemnified Parties shall be entitled to pursue any and all rights and remedies available at law or in equity against Buyer. Any Indemnified Costs sustained by a Seller Indemnified Party shall be paid by Buyer to HWCC in satisfaction of such obligation.

     14.4 Exclusive Remedy. Without limiting the rights or remedies that any
          ----------------
party may have against any person for fraudulent or illegal conduct or any knowing and willful breach of the representation, warranties, covenants and agreements contained in this Agreement or for the knowing and willful withholding of material information from the other parties to this Agreement (collectively "Wrongful Acts"):

          (a) Subject to the exception for Wrongful Acts specified in Sections
                                                                      --------
14.2(a) and 14.2(b) and the first sentence of this Section 14.4 (as to which
-------     -------                                ------------
each party shall be entitled to pursue any and all rights and remedies available to such person at law or in equity), the indemnification and reimbursement provisions as provided in this Article XIV will be the sole and exclusive remedy
                               -----------
and recourse for any breach of this Agreement by the Company (to the extent that such breach related to an agreement that is to be complied with or performed by the Company prior to Closing), Seller, Greate Bay or HWCC or any other claim by the Buyer Indemnified Parties under or with respect to this Agreement or any of the transactions contemplated hereby, and none of the Buyer Indemnified Parties nor any other person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, against the Company, Seller, Greate Bay or HWCC, or any of their respective successors, permitted assigns, heirs or representatives under or with respect to this Agreement, all of such entitlements, remedies and recourses being hereby expressly waived by each of the Buyer Indemnified Parties to the fullest extent permitted by law.

          (b) Subject to the exception for Wrongful Acts specified in Section
                                                                      -------
14.3 and the first sentence of this Section 14.4 (as to which each party shall
----                                ------------
be entitled to pursue any and all rights and remedies available to such person at law or in equity), the indemnification provided in this Agreement will be the sole and exclusive remedy and recourse for any breach of this Agreement by Buyer or any other claim by Seller Indemnified Parties under or with respect to this Agreement or any of the transactions contemplated hereby, and none of Seller Indemnified Parties will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, against Buyer or its Affiliates, successors, permitted assigns or representatives under or with respect to this Agreement, all of such entitlements, remedies and recourse being expressly waived by the Company, Seller and Greate Bay to the fullest extent permitted by applicable law. In addition, and subject to this exception for Wrongful Acts (as to which each party shall be entitled to pursue any rights and remedies available to such person at law or in equity), $750,000 will be the maximum amount of the indemnification and reimbursement obligations of Buyer hereunder, and none of Buyer or any of its officers, directors, stockholders, successors, permitted assigns, heirs or representatives will have any personal or other liability therefor.

     14.5 Defense of Third-Party Claims. Any party seeking indemnification
          -----------------------------
pursuant to this Article XIV (each, an "Indemnified Party") shall, (a) in the
                 -----------
case of a Buyer Indemnified Party, give prompt written notice to HWCC, Greate Bay and/or its designated successors and assigns and (b) in the case of a Seller Indemnified Party or Company Indemnified Party, give prompt written notice to Buyer, on behalf of any and all persons who are obligated to provide indemnification hereunder (each, an "Indemnifying Party") of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "Third-Party Action") in respect of which such Indemnified Party shall seek indemnification hereunder. Any failure so to notify HWCC, Greate Bay or Buyer, as the case may be, shall not relieve such Indemnifying Party from any liability that it may have to such Indemnified Party under this
Article XIV unless and to the extent the failure to give such notice materially
-----------
prejudices such Indemnifying Party. The Indemnifying Parties shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as they deem appropriate; provided, however,
                                                           --------  -------
that:

          (i) The Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such Third-Party Action;

          (ii) No Indemnifying Party shall consent to the entry of any judgment or enter into any settlement acknowledging guilt, responsibility or culpability of any Indemnified Party without that Indemnified Party's prior written consent or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such Third-Party Action; and

          (iii) The Indemnifying Parties shall not be entitled to control (but shall be entitled to participate at their own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any Third-Party Action as to which the Indemnifying Parties fail to assume the defense within a reasonable length of time.

The parties hereto shall extend reasonable cooperation in connection with the defense of any Third-Party Action pursuant to this Article XIV and, in
                                                   -----------
connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

     14.6 Direct Claims. In any case in which an Indemnified Party seeks
          -------------
indemnification hereunder which is not subject to Section 14.5 hereof because no
                                                  ------------
Third-Party Action is involved, the Indemnified Party shall notify Greate Bay, HWCC and/or its designated successors and assigns or Buyer, as the case may be, in writing of any Indemnified Costs which it claims are subject to indemnification under the terms hereof. The failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Parties with respect to such claim.

                                   ARTICLE XV

                                  Miscellaneous
                                  -------------

     15.1 Further Assurances. Subject to the terms and conditions herein
          ------------------
provided, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to expedite and consummate the transactions contemplated hereby.

     15.2 Publicity. Any general notices, releases, statements or communications
          ---------
to the general public or the press relating to this Agreement and the transactions contemplated hereby shall be made only at such times and in such manner as may be mutually agreed upon by Buyer and Greate Bay; provided,
                                                               --------
however, that the parties hereto shall be entitled to issue such press releases
-------
and to make such public statements and filings as are, in the opinion of their respective legal counsel, required by applicable law (including any filings with the Bankruptcy Court, the Securities and Exchange Commission, any gaming commissions and other regulatory bodies) in which case the other party shall be advised in advance and provided a copy of the public statement prior to its release if such prior disclosure of the release can be made in a manner that would not violate any applicable laws, including, but not limited to, Regulation FD. Once information has been made available to the general public in accordance with this Agreement, this section shall no longer apply to such information.

     15.3 Expenses. Except as otherwise expressly provided for in this
          --------
Agreement, each party hereto shall pay its own expenses and costs relating to the negotiation, execution and performance of this Agreement.

     15.4 Transfer Taxes. In accordance with Section 1146(c) of the Bankruptcy
          --------------
Code, the making or delivery of any instrument of transfer, including the filing of any deed, assignment, lease or other document of transfer to evidence, effectuate or perfect the rights, transfers and interest contemplated by this Agreement (collectively the "Transfer Documents"), shall be in contemplation of a plan or plans of reorganization to be confirmed in the Debtors' bankruptcy cases, and as such shall be free and clear of any and all transfer tax, stamp tax, conveyance tax or similar taxes (collectively the "Transfer Taxes"). Subject to Bankruptcy Court approval, the instruments transferring the Shares to Buyer shall contain an endorsement in substantially the following form:

     Because this [instrument] has been authorized pursuant to Order of the United States Bankruptcy Court for the District of Delaware, in contemplation of a plan of reorganization of the Grantor, it is exempt from transfer taxes, stamp taxes or similar taxes pursuant to 11 U.S.C. Section 1146(c).

In the event Transfer Taxes are required to be paid in order to record the Transfer Documents to be delivered to Buyer in accordance herewith, or in the event any such Taxes are assessed at any time thereafter, such Transfer Taxes incurred as a result of the transactions contemplated hereby shall be paid by Buyer.

     15.5 Governing Law; Dispute Resolution. This Agreement shall be construed
          ---------------------------------
and interpreted according to the laws of the State of Delaware without reference to the rules of conflict of laws thereof.

          (a) EACH OF THE PARTIES HERETO (INCLUDING, WITHOUT LIMITATION, HWCC), HEREBY IRREVOCABLY: (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY DISPUTES OR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS, (ii) AGREES TO SUBMIT ANY SUCH DISPUTE OR CLAIMS ARISING ON OR PRIOR TO THE CLOSING DATE SOLELY AND EXCLUSIVELY TO THE BANKRUPTCY COURT FOR RESOLUTION, (iii) CONSENTS TO THE JURISDICTION OF THE BANKRUPTCY COURT IN ANY SUCH DISPUTES OR CLAIMS ARISING ON OR PRIOR TO THE CLOSING DATE, (iv) CONSENTS TO THE LAYING OF VENUE AND HEARING AND DETERMINATION OF ANY DISPUTES OR CLAIMS ON OR PRIOR TO THE CLOSING DATE IN THE STATE OF DELAWARE IN FRONT OF THE BANKRUPTCY COURT AND (v) WAIVES ANY ARGUMENT OR DEFENSE TO THE REQUIREMENTS OF THIS SECTION 15.5(a) THAT SUCH FORUM IS INCONVENIENT OR AN OTHERWISE IMPROPER OR
     ---------------
INAPPROPRIATE FORUM AND VENUE FOR RESOLVING SUCH DISPUTES OR CLAIMS.

          (b) Notwithstanding the foregoing, other than disputes or claims arising out of the Post Closing Adjustment and Post Closing Tax Payment (which claims shall be resolved pursuant to Section 1.4 and Section 6.3 herein
                                     -----------     -----------
respectively), any disputes or claims arising out of or concerning this Agreement after the Closing Date, including, but not limited to, any disputes or claims arising out of the Primary Escrow Agreement, the Secondary Escrow Agreement, and/or the indemnification procedures hereunder, whether arising under theories of liability or damages based upon contract, tort or statute, shall be determined exclusively by arbitration before a single arbitrator in accordance with the then effective arbitration rules of the AAA; provided,
                                                                 --------
however, that the parties hereto may also bring an action in court for
-------
injunctive relief. The arbitrator's decision shall be final and binding on the parties hereto (other than with respect to matters subject to the foregoing proviso) and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. In recognition of the fact that resolution of any disputes or claims in the courts is rarely timely or cost effective for either party, the parties hereto enter this mutual agreement to arbitrate in order to gain the benefits of a speedy, impartial and cost-effective dispute resolution procedure (other than with respect to matters subject to the proviso in the first sentence of this subparagraph (b)).
                                                     -----------------

          (c) Any arbitration shall be held in Phoenix, Arizona. The arbitrator shall be neutral and impartial and shall be an attorney or retired judge with substantial experience in contract disputes, selected by Buyer, on the one hand, and Greate Bay and/or HWCC, on the other hand, alternately striking names from a list of five such persons provided by the AAA office in Phoenix, Arizona, following a request by the party seeking arbitration for a list of five such attorneys or retired judges with substantial professional experience in contract disputes. If either party fails to so strike names from the list, the arbitrator shall be selected from the list by the other party.

          (d) Each party shall have the right to take the deposition of one individual and any expert witness designated by the other party. Each party shall also have the right to propound requests for production of documents to any party and the right to subpoena documents and witnesses for the arbitration. Additional discovery may be made only where the arbitrator selected so orders upon a showing of substantial need. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party.

          (e) Each party may make written submissions and oral presentations to the arbitrator. Any oral presentation may include argument from counsel and testimony from live witnesses. The parties hereto agree that they will attempt, and they intend that they and the arbitrator should use their best efforts in that attempt, to conclude the arbitration proceeding and have a final decision from the arbitrator within 60 days from the date of selection of the arbitrator; provided, however, that the arbitrator shall be entitled to extend such 60-day period for a total of two 30 day periods. The arbitrator shall immediately deliver a written award with respect to the dispute to each of the parties, who shall promptly act in accordance therewith.

          (f) Buyer and HWCC shall split the fees and expenses of the arbitrator, and each party shall pay its respective fees and expenses in connection with any matters subject to the provision in Section 15.5(b) above.
                                                        ---------------
Each party shall pay its own attorney fees and costs including, without limitation, fees and costs of any experts; provided, however, that attorney fees and costs incurred by the party that prevails in any such arbitration commenced pursuant to this Section 15.5 or any judicial action or proceeding seeking to
                 ------------
enforce the agreement to arbitrate disputes as set forth in this Section 15.5 or
                                                                 ------------
seeking to enforce any order or award of any arbitration commenced pursuant to this Section 15.5 may be assessed against the party or parties that do not
     ------------
prevail in such arbitration in such manner as the arbitrator or the court in such judicial action, as the case may be, may determine to be appropriate under the circumstances; provided, further, that if any party prevails on a statutory claim that entitles the prevailing party to a reasonable attorney fees (with or without expert fees) as part of the costs, the arbitrator may award reasonable attorney fees (with or without expert fees) to the prevailing party in accord with such statute. Any controversy over whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this paragraph with respect to such arbitration shall be determined by the arbitrator.

          (g) In a contractual claim under this Agreement, the arbitrator shall have no authority to add, delete or modify any term of this Agreement.

     15.6 Confidentiality. Each of Buyer and the Company agrees that, unless and
          ---------------
until the transactions contemplated hereby shall have been consummated, the Confidentiality Agreement dated July 17, 2001 between Buyer and Greate Bay (the "Confidentiality Agreement") shall remain in full force and effect, except to the extent disclosure is required by the Bankruptcy Court.

     15.7 Notices. All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or telecopied with confirmation of transmission, or five days after mailed, certified or registered mail, with postage prepaid addressed as follows (or to such other person or address as the party to receive such notice may have designated from time to time by notice in writing pursuant hereto):

     If to the Company, Seller or Greate Bay:

          Greate Bay Casino Corporation
          Two Galleria Tower, Suite 2200
          13455 Noel Road, LB 48
          Dallas, Texas  75240
          Attention:  John Hull
          Telecopy:  972-716-3903

     with a copy (which shall not constitute effective notice) to:

          Haynes and Boone, LLP
          901 Main Street, Suite 3100
          Dallas, Texas  75202
          Attention:  Bill Hays
          Telecopy:  214-651-5940

     If to Buyer and the Company (after Closing):

          Alliance Gaming Corporation
          6601 South Bermuda Road
          Las Vegas, Nevada  89119
          Attention:  Mark Lerner
          Telecopy:  702-896-7990

     With a copy (which shall not constitute effective notice) to:

          Gibson, Dunn & Crutcher
          333 South Grand Avenue
          Los Angeles, California  90071-3197
          Attention:  Peter F. Ziegler
          Telecopy:  213-229-7520

     If to HWCC:

          c/o Hollywood Casino Corporation
          Two Galleria Tower, Suite 2200
          13455 Noel Road, LB 48
          Dallas, Texas  75240
          Attention:  Walt Evans
          Telecopy:  972-716-3903

     With a copy (which shall not constitute effective notice ) to:

          Weil, Gotshal & Manges LLP
          100 Crescent Court, Suite 1300
          Dallas, Texas  75201

          Attention:  Michael A. Saslaw
          Telecopy:  214-746-7777

     15.8 Headings; Gender; Interpretation. The headings to Articles and
          --------------------------------
Sections of this Agreement are for reference only and shall not be used in construing the provisions hereof or otherwise affect the meaning hereof. The use of the neuter pronoun "it" shall also refer to as appropriate to the masculine and/or feminine gender. The use of the singular herein shall, where appropriate, be deemed to include the plural and vice versa. Whenever the word "including," "includes" or words of similar import appear in this Agreement, they shall be deemed to be followed by the words "without limitation."

     15.9 Counterparts. This Agreement may be executed by facsimile signature
          ------------
and in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     15.10 Entire Agreement. This Agreement and the Confidentiality Agreement
           ----------------
embodies the entire agreement and understanding among the Company, Seller, Greate Bay and Buyer and supersedes all prior agreements and understandings related to the subject matter hereof and thereof. There are no representations, warranties, covenants, promises or agreements on the part of either party to the other hereto which are not explicitly set forth herein.

     15.11 Modifications. Any modification, amendment or waiver of or with
           -------------
respect to any provision of this Agreement or any agreement, instrument or document delivered pursuant hereto shall not be effective unless it shall be in writing and signed by the Company, Seller, Greate Bay, Buyer and HWCC and shall designate specifically the terms and provisions so modified.

     15.12 Assignment and Binding Effect. No party may assign this Agreement or
           -----------------------------
any interest herein without the prior written consent of the other parties hereto and any purported assignment without such consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.

     15.13 No Third Party Beneficiaries. Except for the Indemnified Parties (and
           ----------------------------
in such case solely to the extent such parties are entitled to seek indemnification under Article XIV) and as otherwise expressly set forth herein,
                      -----------
no person shall be deemed to be a third party beneficiary hereunder or entitled to any rights hereunder.

     15.14 Access to Records. For a period of three years (and for a period of
           -----------------
five years for tax purposes only) from and after the Closing, the Company, Seller, Greate Bay, HWCC and Buyer shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with any (a) audit, litigation or other proceeding with respect to taxes, (b) claim for indemnification hereunder, (c) inquiry of any Governmental Authority, (d) financial reporting and accounting matters (e) Claims arising with respect to the transactions contemplated hereby. Such cooperation shall include the retention and (upon any other party's request) the provisions of records and information which are reasonably relevant to any such matter and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided,
                                                                --------
however, that no party shall be
-------
obligated pursuant to this provision or otherwise to provide or disclose confidential or proprietary information to any person without receiving a customary confidentiality agreement in form and substance reasonably acceptable to the party providing such information. Buyer shall (i) retain all books and records with respect to the foregoing matters pertinent to the Business for a period of five years from and after the Closing, (ii) abide by all record retention agreements entered into with any Governmental Authority and (iii) give Greate Bay, HWCC or their respective designated successors and assigns reasonable written notice (and an opportunity to copy) prior to destroying or discarding any such books and records proposed for destruction or discard.

     15.15 Guarantee. Greate Bay and Seller each hereby jointly and severally
           ---------
guarantees, as primary obligors and not as sureties, the performance of the obligations of each other and the Company (to the extent the Company's obligations are to be performed prior to Closing) under the terms of this Agreement.

                                   ARTICLE XVI

                                   Definitions
                                   -----------

     "Acquisition Proposal" shall have the meaning set forth in Section 6.3.
                                                                -----------

     "Actual Working Capital" shall have the meaning set forth in Section 1.1.
                                                                  -----------

     "Affiliate" means any person that controls, is controlled by, or is under common control with another company.

     "Agreement" means this Agreement and the Schedules and Exhibits hereto.

     "Auction" shall have the meaning set forth in the Recitals.

     "Audited Financial Statements" shall have the meaning set forth in Section
                                                                        -------
3.14(a).
-------

     "Bankruptcy Court" shall have the meaning set forth in the Recitals.

     "Basket Amount" shall have the meaning set forth in Section 14.2(b)(i).
                                                         ------------------

     "Break-Up Fee" shall have the meaning set forth in Section 10.3(b).
                                                        ---------------

     "Business" shall have the meaning set forth in the Recitals.

     "Buyer" shall have the meaning set forth in the Preamble.

     "Buyer Indemnified Parties" shall have the meaning set forth in Section
                                                                     -------
14.2.
----

     "Claims" shall have the meaning set forth in Section 2.8.
                                                  -----------

     "Closing" shall have the meaning set forth in Section 1.2.
                                                   -----------

     "Closing Balance Sheet" shall have the meaning set forth in Section 1.1.
                                                                 -----------

     "Closing Date" shall have the meaning set forth in Section 1.2.
                                                        -----------

     "Closing Payment" shall have the meaning set forth in Section 1.3.
                                                           -----------

     "Code" shall have the meaning set forth in Section 3.12.
                                                ------------

     "Common Stock" shall have the meaning set forth in the Recitals.

     "Company" shall have the meaning set forth in the Preamble.

     "Company Contracts" shall have the meaning set forth in Section 3.10.
                                                             ------------

     "Competing Bidders" shall have the meaning set forth in Section 10.3(d).
                                                             ---------------

     "Competing Bids" shall have the meaning set forth in Section 10.3(d).
                                                          ---------------

     "Confidentiality Agreement" shall have the meaning set forth in Section
                                                                     -------
15.6.
----

     "Controlled Group" means, with respect to the Company, a group consisting of each trade or business (whether or not incorporated) which, together with the Company, would be deemed a "single employer" within the meaning of Section 4001(b)(l) of ERISA or subsections (b), (c), (m) or (o) of Section 414 of the Code.

     "Debtors" shall have the meaning set forth in the Recitals.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan"; in each case, which the Company sponsors or maintains for the benefit of its current or former employees, or to which it contributes (including employee elective deferrals) or is required to contribute on behalf of its employees, or with respect to which it has any obligations or liability.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA Sec.
3(2).

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA Sec.
3(1).

     "Environmental Laws" shall have the meaning set forth in Section 3.20(a).
                                                              ---------------

     "Environmental Permits" shall have the meaning set forth in Section
                                                                 -------
3.20(a).
-------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Fiduciary" has the meaning set forth in ERISA Section 3(21).
                                                          -------------

     "Escrow Agent" shall have the meaning set forth in Section 1.3.
                                                        -----------

     "Expense Reimbursement" shall have the meaning set forth in Section
                                                                 -------
10.3(c).
-------

     "Financial Statements" shall have the meaning set forth in Section 3.14.
                                                                ------------

     "GAAP" shall have the meaning set forth in Section 1.1.
                                                -----------

     "Governmental Authority" shall have the meaning set forth in Section 2.3.
                                                                  -----------

     "Greate Bay" shall have the meaning set forth in the Preamble.

     "Hazardous Substance" shall have the meaning set forth in Section 3.20(a).
                                                               ---------------

     "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Paragraph or other subdivision.

     "HWCC" shall have the meaning set forth in the Recitals.

     "HWCC Additional Indemnification" shall have the meaning set forth in
Section 14.2(b).
---------------

     "HWCC Additional Indemnification Amount" shall have the meaning set forth in Section 14.2(b).
   ---------------

     "Indemnified Costs" shall have the meaning set forth in Section 13.2.
                                                             ------------

     "Indemnified Party" shall have the meaning set forth in Section 14.5.
                                                             ------------

     "Indemnifying Party" shall have the meaning set forth in Section 13.5.
                                                              ------------

     "Independent Accountant" shall have the meaning set forth in Section
                                                                  -------
1.4(c).
------

     "Independent Tax Professional" shall have the meaning set forth in Section
                                                                        -------
6.3(c).
------

     "Intellectual Property" shall have the meaning set forth in Section
                                                                 -------
3.21(a).
-------

     "Interim Financial Statements" shall have the meaning set forth in Section
                                                                        -------
3.14(b).
-------

     "Interim Order" shall have the meaning set forth in Section 10.1.
                                                         ------------

     "knowledge" or similar words and phrases such as "to the knowledge of" shall mean, the actual knowledge of such person or entity and, as applicable, the executive officers and directors of such entity.

     "Legal Requirements" shall have the meaning set forth in Section 2.3.
                                                              -----------

     "License and Maintenance Agreements" shall have the meaning set forth in the Recitals.

     "Liens" shall have the meaning set forth in Section 1.3.
                                                 -----------

     "Material Adverse Effect" shall have the meaning set forth in Section 3.1.
                                                                   -----------

     "Multiemployer Plan" has the meaning set forth in ERISA Sec. 3(37).

     "Multiple Employer Plan" has the meaning set forth in ERISA Sec. 4063(a).

     "Other Plan" means any contract, program or arrangement which provides cash or non-cash benefits or perquisites to current or former employees of the Company, but which is not an Employee Benefit Plan, including, without limitations, any bonus, deferred compensation, executive compensation, fringe benefit, incentive, severance, stock option, stock purchase, performance share, stock appreciation or other equity based compensation, performance pay, loan or loan guarantee, plant closing, change of control, or other non-ERISA plan.

     "Overbid Event" shall have the meaning set forth in Section 10.3(a).
                                                         ---------------

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Permits" shall have the meaning set forth in Section 3.13.
                                                   ------------

     "person" refers to any individual, corporation, partnership, limited liability company, trust, governmental body or authority or other organization or entity.

     "Personnel" shall have the meaning set forth in Section 3.21(c).
                                                     ---------------

     "Post Closing Adjustment" shall have the meaning set forth in Section
                                                                   -------
1.4(a).
------

     "Prohibited Transaction" has the meaning set forth in ERISA Sec. 406 and Code Sec. 4975.

     "Primary Escrow Agreement" shall have the meaning set fort in Section 1.3.
                                                                   -----------

     "Primary Escrow Funds" shall have the meaning set fort in Section 1.3.
                                                               -----------

     "Purchase Price" shall have the meaning set forth in Section 1.1.
                                                          -----------

     "Reportable Event" has the meaning set forth in ERISA Sec. 4043 and the regulations promulgated thereunder.

     "Required Buyer Consents" shall have the meaning set forth in Section 5.4.
                                                                   -----------

     "Required Company Consents" shall have the meaning set forth in Section
                                                                     -------
3.4.
---

     "Required Greate Bay Consents" shall have the meaning set forth in Section
                                                                        -------
4.4.
---

     "Required Seller Consents" shall have the meaning set forth in Section 2.4.
                                                                    -----------

     "Sale Approval Order" shall have the meaning set forth in Section 10.2.
                                                               ------------

     "Sale Approval Order" shall have the meaning set forth in Section 10.2.
                                                               ------------

     "Sale Approval Order Period" shall have the meaning set forth in Section
                                                                      -------
13.1.
----

     "Sale Procedures Order" shall have the meaning set forth in Section 10.3.
                                                                 ------------

     "Secondary Escrow Agreement" shall have the meaning set fort in Section
                                                                     -------
1.3.
---

     "Secondary Escrow Funds" shall have the meaning set fort in Section 1.3.
                                                                 -----------

     "Securities Act" shall have the meaning set forth in Section 5.9.
                                                          -----------

     "Seller" shall have the meaning set forth in the Preamble.

     "Seller Indemnified Parties" shall have the meaning set forth in Section
                                                                      -------
14.3.
----

     "Shares" shall have the meaning set forth in the Recitals.

     "Tax Sharing Payment" shall have the meaning set forth in Section 6.3(a).
                                                               --------------

     "Third Person" shall have the meaning set forth in Section 6.3.
                                                        -----------

     "Third-Party Action" shall have the meaning set forth in Section 14.5.
                                                              ------------

     "Transfer Documents " shall have the meaning set forth in Section 15.4.
                                                               ------------

     "Transferred Taxes" shall have the meaning set forth in Section 15.4.
                                                             ------------

     "Wrongful Acts" shall have the meaning set forth in Section 14.4.
                                                         ------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           ADVANCED CASINO SYSTEMS CORPORATION


                                           By:
                                                    ----------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------


                                           PPI CORPORATION


                                           By:
                                                    ----------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------


                                           GREATE BAY CASINO CORPORATION


                                           By:
                                                    ----------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------


                                           ACSC ACQUISITIONS, INC.


                                           By:
                                                    ----------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------

The undersigned, HWCC-Holdings, Inc., a Texas corporation, for itself and its Affiliates, hereby agrees to complete and perform its obligations hereunder and acknowledges and consents to the terms and conditions of this Agreement and the consummation of the transactions contemplated hereby:

HWCC-HOLDINGS, INC.


By:
         ----------------------------------
Name:
         ----------------------------------
Title:
         ----------------------------------

                                    EXHIBIT A

                       SEPTEMBER 30, 2001 WORKING CAPITAL
                       ----------------------------------

                                    EXHIBIT B

                            PRIMARY ESCROW AGREEMENT

          THIS PRIMARY ESCROW AGREEMENT (this "Escrow Agreement") is made and
                                               ----------------
entered into as of this 19th day of December, 2001, by and among PPI Corporation, a New Jersey corporation ("Seller"), ACSC Acquisitions, Inc., a
                                        ------
Delaware corporation ("Buyer"), HWCC-Holdings, Inc., a Texas Corporation
                       -----
("HWCC"), and Nevada Title Company, as escrow agent ("Escrow Agent").
  ----                                                ------------

                                    RECITALS

          WHEREAS, pursuant to the Stock Purchase Agreement (the "Stock Purchase
                                                                  --------------
Agreement"), dated as of the date hereof by and among Seller, Advanced Casino
---------
Systems Corporation, a Delaware corporation (the "Company"), Greate Bay Casino
                                                  -------
Corporation, a Delaware corporation ("Greate Bay"), HWCC and Buyer, Buyer has
                                      ----------
proposed to purchase all of the issued and outstanding capital stock of the Company on the terms and conditions set forth in the Stock Purchase Agreement; and

          WHEREAS, Buyer, Seller, HWCC and Escrow Agent desire to set forth the terms of an escrow governing $1,000,000 of the Purchase Price under the Stock Purchase Agreement (the "Primary Escrow Funds") to be withheld to indemnify
                         --------------------
Buyer for breaches of the Stock Purchase Agreement by Seller, the Company or Greate Bay pursuant to Article XIV of the Stock Purchase Agreement.

          Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Stock Purchase Agreement.

                                   AGREEMENTS

          Accordingly, in consideration of the foregoing recitals and of the respective agreements and covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   Article I

     1.1 Primary Escrow Funds.
         --------------------

               (a) On the Closing Date, Buyer will deliver the Primary Escrow Funds to Escrow Agent by wire transfer of immediately available funds to an account designated by Escrow Agent.

               (b) The Primary Escrow Funds shall be held by Escrow Agent in a separate account (the "Escrow Account") for the benefit of Buyer as provided in
                       --------------
this Escrow Agreement.

     1.2 Acceptance of Appointment as Escrow Agent. Escrow Agent, by signing
         -----------------------------------------
this Escrow Agreement, accepts the appointment as Escrow Agent and agrees to accept, hold and distribute all Primary Escrow Funds in accordance with the terms of this Escrow Agreement.

     1.3 Distributions; Investments.
         --------------------------

               (a) Pending disbursement of the Primary Escrow Funds, Escrow Agent shall invest the Primary Escrow Funds in Permitted Investments (as hereinafter defined). All interest and other income earned on the Primary Escrow Funds shall, until disbursed, also constitute a part of the Primary Escrow Funds and shall, pending disbursement, be invested in Permitted Investments. For purposes of this Escrow Agreement, "Permitted Investments" shall mean (i) money
                                    ---------------------
market funds consisting of short-term U.S. Treasury securities, (ii) obligations of or guaranteed by the United States of America or any agency thereof, either outright or in connection with repurchase agreements covering such obligations, or obligations of or guaranteed by any state or political subdivision thereof with a maturity not later than six months from the date of investment, (iii) certificates of deposit or bankers' acceptances issued by Escrow Agent or by any other national or state-chartered bank having total assets of at least $500,000,000 with a maturity not later than six months from the date of investment and (iv) such other investments as may be specified from time to time to Escrow Agent by joint written instructions of Buyer, Seller and HWCC.

               (b) As and when any amount is needed for a payment under this Escrow Agreement and there is not then sufficient cash available in the Escrow Account, Escrow Agent shall cause a sufficient amount of the Permitted Investments to be converted into cash. None of Seller, HWCC, Buyer or Escrow Agent shall be liable for any loss of principal or income due to the choice of Permitted Investments in which the Primary Escrow Funds are invested or the Permitted Investments sold or converted pursuant to this paragraph (b).

               (c) Notwithstanding any other provision hereof, Escrow Agent shall distribute to Buyer, on a quarterly basis on or before the tenth day of April, June, September and January in each year, an amount equal to the product of the Effective Tax Rate times the taxable interest, dividends and other income earned on the Primary Escrow Funds. For the purpose of this Section 1.3, the
                                                            -----------
"Effective Tax Rate" shall mean 36%.
 ------------------

               (d) For tax purposes, the Primary Escrow Funds shall be property of Buyer and all interest and other income earned on the Primary Escrow Funds shall be income of Buyer and all parties hereto shall file all tax returns consistent with such treatment. In the event that, notwithstanding the foregoing, there is a determination by the Internal Revenue Service that Seller or HWCC, rather than Buyer, has tax liability as a result of the income generated on the Primary Escrow Funds, Buyer shall pay to Seller or HWCC, as applicable, all amounts previously distributed to Buyer under Section 1.3(c) in
                                                              --------------
regard to such taxes up to the amount of actual tax liability of Seller or HWCC, as the case may be, plus interest on such amount at the rate specified by
Section 6621(a)(1) of the Internal Revenue Code of 1986. Escrow Agent shall thereafter upon receiving written notice and a copy of such determination, make distributions under Section 1.3(c) to Seller or HWCC, as applicable.
                    --------------

     1.4 Distribution of Primary Escrow Funds to the Buyer Indemnified Parties.
         ---------------------------------------------------------------------

               (a) Escrow Agent shall disburse to the applicable Buyer Indemnified Party such portion of the Primary Escrow Funds as may be necessary to pay the Indemnified Costs for which such Buyer Indemnified Party is entitled to reimbursement pursuant to Section 2.1. Such distribution shall be made in
                             -----------
cash, including cash derived from liquidation of Permitted Investments in accordance with Section 1.3(b). Payment shall only be made by Escrow Agent after
                --------------
(i) the delivery to Escrow Agent of written instructions signed by Buyer, on the one hand, and Seller and HWCC, on the other hand, specifying an amount to be paid from the Primary Escrow Funds to a Buyer Indemnified Party or (ii) the delivery to Escrow Agent, Seller and HWCC of a copy of a Final Determination establishing the Buyer Indemnified Party's right to reimbursement under this Escrow Agreement with respect to such Indemnified Costs. Payments made by Escrow Agent pursuant to the preceding sentence shall be made within ten days of receipt of such joint written instructions or copy of the Final Determination. A "Final Determination" shall mean a final determination of the amount of, and
 -------------------
liability with respect to, the item resulting in Indemnified Costs for which any Buyer Indemnified Party seeks a disbursement from the Escrow Funds as determined pursuant to the procedure set forth in Section 15.5 of the Stock Purchase
                                       ------------
Agreement.

               (b) The parties hereto hereby agree that all distributions of Primary Escrow Funds to the Buyer Indemnified Parties hereunder shall be treated as adjustments to the Purchase Price that are neither deductible by Seller or HWCC nor includable in any Buyer Indemnified Party's income for any federal, state, local or foreign income or franchise tax purpose, and Buyer, Seller and HWCC hereby agree (i) to file all applicable tax returns in a manner consistent in all material respects with such treatment and (ii), in otherwise dealing with a taxing authority, to act in a manner that is consistent in all material respects with such treatment.

     1.5 Segregation of the Primary Escrow Funds.
         ---------------------------------------

               (a) Notwithstanding any other provision of this Escrow Agreement to the contrary, Escrow Agent shall restrict such portion of the Primary Escrow Funds (other than Primary Escrow Funds that are at the time necessary to make a payment required under Sections 1.3(c) and 1.4) for so long as may be necessary
                       ---------------     ---
to satisfy all Pending Claims, and shall hold such portion in accordance with this Section 1.5. "Pending Claims" shall mean unresolved claims that are the
     -----------   --------------
subject of notices properly delivered under Sections 14.5 or 14.6 of the Stock
                                            -------------    ----
Purchase Agreement.

               (b) Any portion of the Primary Escrow Funds restricted under
Section 1.5(a) shall continue to be restricted by Escrow Agent until Escrow
--------------
Agent is directed to release such Primary Escrow Funds by (i) written instructions signed by Buyer, on the one hand, and Seller and HWCC, on the other hand, instructing Escrow Agent how to pay all or any portion of such segregated Primary Escrow Funds or (ii) a copy of a Final Determination setting forth how to pay all or any portion of such segregated Primary Escrow Funds. The released funds shall be distributed to the persons entitled thereto as specified in such joint written instructions or the Final Determination, as applicable.

     1.6 Distribution of Primary Escrow Funds. Not later than the fifth business
         ------------------------------------
day after the Expiration Date, Escrow Agent shall distribute the remaining Primary Escrow Funds minus any Primary Escrow Funds that are then being restricted with respect to Pending Claims under Section 1.5 to Seller or its
                                                -----------
assignee. "Expiration Date" shall mean the date which is 18 months after the
           ---------------
Closing Date. Any amounts segregated with respect to Pending Claims on the Expiration Date shall be released and distributed to the persons entitled thereto as provided in Section 1.5(b).
                       --------------

                                   Article II

     2.1 Claims Against the Primary Escrow Funds.
         ---------------------------------------

               (a) From and after the Closing, but subject to the conditions and limitations set forth in this Escrow Agreement and Sections 14.2 and 14.4(a) of
                                                   -------------     -------
the Stock Purchase Agreement, the Buyer Indemnified Parties shall be entitled to reimbursement out of the Primary Escrow Funds for any and all Indemnified Costs for which the Buyer Indemnified Parties are entitled to indemnification pursuant to Section 14.2 of the Stock Purchase Agreement. To the extent that claims for
   ------------
Indemnified Costs, individually or in the aggregate, exceed the Basket Amount, the Buyer Indemnified Parties shall be entitled to reimbursement out of the Primary Escrow Funds for the amount of such Indemnified Costs in excess of such Basket Amount up to the amount of the Primary Escrow Funds.

                                  Article III

     3.1 Rights and Responsibilities of Escrow Agent.
         -------------------------------------------

               (a) The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among Seller, Greate Bay, the Company, HWCC and/or Buyer, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from Seller, HWCC or Buyer or any entity acting on the respective behalf of any of them. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

               (b) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Primary Escrow Funds (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Primary Escrow Funds), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto, the Buyer Indemnified Parties, or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

               (c) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on the part of Escrow Agent. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document delivered in accordance with this Escrow Agreement by Seller, HWCC and/or Buyer, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of nominees, correspondents, assignees, subagents or subcustodians identified to, and approved by, Seller, HWCC and Buyer in writing prior to appointment, or (iv) for an amount in excess of the value of the Primary Escrow Funds, valued as of the applicable date of such act, omission, loss or injury.

               (d) Escrow Agent may consult with legal counsel at the expense of Buyer as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

               (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any terrorist act, act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

               (f) Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

               (g) Escrow Agent shall provide to Buyer, Seller and HWCC monthly statements identifying transactions, transfers or holdings of Primary Escrow Funds and each such statement shall be deemed to be correct and final upon receipt thereof by Buyer, Seller and HWCC unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of delivery of such statement.

               (h) Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

               (i) Notices, instructions or other communications shall be in writing and shall be given to the address set forth in Section 4.1 (or to such
                                                       -----------
other address as may be substituted therefor by written notification to the parties hereto). Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Buyer, Seller or HWCC or by a person or persons authorized by Buyer, Seller or HWCC. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

               (j) Buyer and Seller (or its assignee) shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, Indemnified Costs or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Escrow Agreement
 ------
or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on the part of Escrow Agent); provided, however, that nothing contained herein shall require Escrow
        --------  -------
Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

               (k) Buyer, on the one hand, and HWCC, on the other hand, may, acting jointly, remove Escrow Agent at any time by giving to Escrow Agent fifteen (15) calendar days' prior notice in writing signed by Buyer, on the one hand, and HWCC, on the other hand. Escrow Agent may resign at any time by giving Buyer, Seller and HWCC fifteen (15) calendar days' prior written notice thereof.

               (l) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, Buyer and HWCC shall appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid one-half by Buyer and one-half by Seller (or its assignee).

               (m) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Primary Escrow Funds then held hereunder to the successor Escrow Agent or hold such Primary Escrow Funds (or any portion thereof), pending distribution, until all Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent are paid. Upon delivery of the Primary Escrow Funds to the successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

               (n) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Primary Escrow Funds, unless Escrow Agent receives written instructions, signed by Buyer, on the one hand, and Seller and HWCC, on the other hand, which eliminates such ambiguity or uncertainty. In the event of any dispute between or conflicting claims by or among Buyer, on the one hand, and Seller or HWCC, on the other hand, and/or any other person or entity with respect to any Primary Escrow Funds, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Primary Escrow Funds so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in anyway to Buyer, Seller or HWCC for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, such conflicting or adverse claims or demands shall be conclusively determined in accordance with
Section 15.5 of the Stock Purchase Agreement. With respect to disputes or
------------
conflicts with persons or entities not party to this Agreement, Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting and Escrow Agent may, in addition, elect, in its sole discretion to comments an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid one-half by Buyer and one-half by Seller (or its assignee).

     3.2 Fees and Expenses of Escrow Agent. Escrow Agent shall (a) be paid a
         ---------------------------------
set-up and maintenance fees for its services under this Escrow Agreement as provided by Exhibit A (the "Escrow Fees") and (b) be entitled to reimbursement
            ---------       -----------
for reasonable expenses (including the reasonable fees and disbursements of its counsel) actually incurred by Escrow Agent in connection with its duties under this Escrow Agreement (the "Escrow Expenses"). All Escrow Fees and Escrow
                            ---------------
Expenses shall be paid one-half by Buyer and one-half by Seller (or its assignee).

                                   Article IV

     4.1 Notices. All notices, requests, consents or other communications
         -------
required or permitted under this Escrow Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party (a) when received by such party if delivered by hand, (b) upon confirmation when delivered by telecopy, (c) within one day after being sent by recognized overnight delivery service, or (d) within three business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

          (a) If to Seller, to:

                  c/o Greate Bay Casino Corporation
                  Two Galleria Tower, Suite 2200
                  13455 Noel Road, LB 48
                  Dallas, Texas  75420
                  Attention:  John Hull
                  Telecopy:  972-216-3903

                  with a copy (which shall not constitute notice) to:

                  Haynes & Boone, LLP
                  901 Main Street, Suite 3100
                  Dallas, Texas  75202
                  Attention:  Bill Hays
                  Telecopy:  214-651-5940

          (b) If to HWCC, to:

                  c/o Hollywood Casino Corporation
                  Two Galleria Tower, Suite 2200
                  13455 Noel Road, LB 48
                  Dallas, Texas 75240

                  Attention:  Walt Evans
                  Telecopy:  972-716-3903

                  with a copy (which shall not constitute notice) to:

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, Texas 75201
                  Attention:  Michael A. Saslaw
                  Telecopy:  214-746-7777

          (c) If to Buyer or any Buyer Indemnified Party, to:

                  Alliance Gaming Corporation
                  5501 South Bermuda Road
                  Las Vegas, Nevada  89119
                  Attention:  Mark Lerner
                  Telecopy:  702-896-7990

                  with a copy (which shall not constitute notice) to:

                  Gibson, Dunn & Crutcher
                  333 South Grand Avenue
                  Los Angeles, California  90071
                  Attention:  Peter F. Ziegler
                  Telecopy:  213-229-7520

          (d) If to Escrow Agent, to:

                  Nevada Title Company
                  3320 West Sahara Avenue, Suite 200
                  Las Vegas, Nevada  89102
                  Attention:  Linda LaForest, Trustee Services Department
                  Telecopy:  702-252-7410

Any party by written notice to the other parties pursuant to this Section 4.1
                                                                  -----------
may change the address or the persons to whom notices or copies thereof shall be directed.

     4.2 Assignment. This Escrow Agreement and the rights and duties hereunder
         ----------
shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of the parties to this Escrow Agreement. No rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other parties, except that Seller may assign its rights and obligations under this Escrow Agreement to HWCC so long as Seller gives notice of any such assignment to Buyer and Escrow Agent and provides written proof of HWCC's acceptance and assumption of Seller's rights and obligations hereunder to Buyer and Escrow Agent.

     4.3 Amendment. This Escrow Agreement may be amended or modified only by an
         ---------
instrument in writing duly executed by all the parties to this Escrow Agreement.

     4.4 Waivers. Any waiver by any party hereto of any breach of or failure to
         -------
comply with any provision of this Escrow Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Escrow Agreement.

     4.5 Governing Law. This Escrow Agreement shall be governed by and construed
         -------------
in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. The parties hereby waive any right to have trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Escrow Agreement, whether grounded in tort, contract or otherwise.

     4.6 Construction. The headings in this Escrow Agreement are solely for
         ------------
convenience of reference and shall not be given any effect in the construction or interpretation of this Escrow Agreement. Unless otherwise stated, references to sections and exhibits are references to sections and exhibits of this Escrow Agreement.

     4.7 Third Parties. Nothing expressed or implied in this Escrow Agreement is
         -------------
intended, or shall be construed, to confer upon or give any person or entity other than the Buyer Indemnified Parties, HWCC, Seller and Escrow Agent any rights or remedies under, or by reason of, this Escrow Agreement.

     4.8 Termination. This Escrow Agreement shall automatically terminate upon
         -----------
the distribution of all Primary Escrow Funds from the Escrow Account.

     4.9 Counterparts. This Escrow Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

     4.10 Attorneys' Fees. If any action at law or in equity is necessary to
          ---------------
enforce or interpret the terms of this Escrow Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

     4.11 Miscellaneous.
          -------------

               (a) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequence exercise of such right or remedy.

               (b) Seller, HWCC, Buyer and Escrow Agent each hereby represents and warrants (i) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Escrow Agreement by it do not and will not violate any applicable law or regulation.

               (c) The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision, and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

               (d) This Escrow Agreement, together with the Stock Purchase Agreement, shall constitute the entire agreement of the parties with respect to their respective subject matter and supersedes all prior or contemporaneous oral or written agreements in regard thereto. To the extent that any provision in this Agreement conflicts with any provision in the Stock Purchase Agreement, the provisions of this Agreement shall govern.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                            PPI CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            HWCC-HOLDINGS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ACSC ACQUISITIONS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            NEVADA TITLE COMPANY


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT A
                                    ---------

Initial Escrow Fee: $1,145 (payable on the Closing Date)
------------------
IBA Accounting Fee: $45 for initial deposit (payable on the Closing Date) and $5
------------------
for each additional deposit or withdrawal.

                                    EXHIBIT C
                           SECONDARY ESCROW AGREEMENT

          THIS SECONDARY ESCROW AGREEMENT (this "Escrow Agreement") is made and
                                                 ----------------
entered into as of this 19th day of December, 2001, by and among PPI Corporation, a New Jersey corporation ("Seller"), ACSC Acquisitions, Inc., a
                                        ------
Delaware corporation ("Buyer"), HWCC-Holdings, Inc., a Texas Corporation
                       -----
("HWCC"), and Nevada Title Company, as escrow agent ("Escrow Agent").
  ----                                                ------------

                                    RECITALS

          WHEREAS, pursuant to the Stock Purchase Agreement (the "Stock Purchase
                                                                  --------------
Agreement"), dated as of the date hereof by and among Seller, Advanced Casino
---------
Systems Corporation, a Delaware corporation (the "Company"), Greate Bay Casino
                                                  -------
Corporation, a Delaware corporation ("Greate Bay"), HWCC and Buyer, Buyer has
                                      ----------
proposed to purchase all of the issued and outstanding capital stock of the Company on the terms and conditions set forth in the Stock Purchase Agreement; and

          WHEREAS, Buyer, Seller, HWCC and Escrow Agent desire to set forth the terms of an escrow governing $2,600,000 of the Purchase Price under the Stock Purchase Agreement (the "Secondary Escrow Funds") to be withheld to be
                         ----------------------
distributed to Buyer and/or Seller (or its assignee) pursuant to Section 1.4 of
                                                                 -----------
the Stock Purchase Agreement.

          Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Stock Purchase Agreement.

                                   AGREEMENTS

          Accordingly, in consideration of the foregoing recitals and of the respective agreements and covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1

     1.1  Secondary Escrow Funds.
          ----------------------

               (e) On the Closing Date, Buyer will deliver the Secondary Escrow Funds to Escrow Agent by wire transfer of immediately available funds to an account designated by Escrow Agent.

               (f) The Secondary Escrow Funds shall be held by Escrow Agent in a separate account (the "Escrow Account") for the benefit of Buyer and/or Seller
                       --------------
(or its assignee) as provided in this Escrow Agreement.

     1.2  Acceptance of Appointment as Escrow Agent. Escrow Agent, by signing
          -----------------------------------------
          this Escrow Agreement, accepts the appointment as Escrow Agent and agrees to accept, hold and distribute all Secondary Escrow Funds in accordance with the terms of this Escrow Agreement.

     1.3  Distribution; Investments.
          -------------------------

               (g) Pending disbursement of the Secondary Escrow Funds, Escrow Agent shall invest the Secondary Escrow Funds in Permitted Investments (as hereinafter defined). All interest and other income earned on the Secondary Escrow Funds shall, until disbursed, also constitute a part of the Secondary Escrow Funds and shall, pending disbursement, be invested in Permitted Investments. For purposes of this Escrow Agreement, "Permitted Investments"
                                                     ---------------------
shall mean (i) money market funds consisting of short-term U.S. Treasury securities and (ii) such other investments as may be specified from time to time to Escrow Agent by joint written instructions of Buyer, Seller and HWCC.

               (h) As and when any amount is needed for a payment under this Escrow Agreement and there is not then sufficient cash available in the Escrow Account, Escrow Agent shall cause a sufficient amount of the Permitted Investments to be converted into cash. None of Seller, HWCC, Buyer or Escrow Agent shall be liable for any loss of principal or income due to the choice of Permitted Investments in which the Secondary Escrow Funds are invested or the Permitted Investments sold or converted pursuant to this paragraph (b).

               (i) Notwithstanding any other provision hereof, Escrow Agent shall distribute to Buyer, on a quarterly basis on or before the tenth day of April, June, September and January in each year, an amount equal to the product of the Effective Tax Rate times the taxable interest, dividends and other income earned on the Secondary Escrow Funds. For the purpose of this Section 1.3, the
                                                              -----------
"Effective Tax Rate" shall mean 36%.
 ------------------

               (j) For tax purposes, the Secondary Escrow Funds shall be property of Buyer and all interest and other income earned on the Secondary Escrow Funds shall be income of Buyer and all parties hereto shall file all tax returns consistent with such treatment. In the event that, notwithstanding the foregoing, there is a determination by the Internal Revenue Service that Seller or HWCC, rather than Buyer, has tax liability as a result of the income generated on the Secondary Escrow Funds, Buyer shall pay to Seller or HWCC, as applicable, all amounts previously distributed to Buyer under Section 1.3(c) in
                                                              --------------
regard to such taxes up to the amount of actual tax liability of Seller or HWCC, as the case may be, plus interest on such amount at the rate specified by
Section 6621(a)(1) of the Internal Revenue Code of 1986. Escrow Agent shall thereafter upon receiving written notice and a copy of such determination, make distributions under Section 1.3(c) to Seller or HWCC, as applicable.
                    --------------

     1.4  Distribution of Secondary Escrow Funds to Buyer and/or Seller (or its
          ---------------------------------------------------------------------
          Assignee).
          ---------

          (a) Escrow Agent shall disburse to Buyer and/or Seller (or its assignee) the Secondary Escrow Funds in accordance with Section 1.4 of the Stock
                                                        -----------
Purchase Agreement. Such distribution shall be made in cash, including cash derived from liquidation of Permitted Investments in accordance with Section
                                                                     -------
1.3(b). Payment shall only be made by Escrow Agent after (i) the delivery to
------
Escrow Agent of written instructions signed by Buyer, on the one hand, and Seller and HWCC, on the other hand, specifying an amount to be paid from the Secondary Escrow Funds to Buyer and/or Seller (or its assignee) or (ii) the delivery to Escrow Agent, Buyer, Seller and HWCC of a copy of a Final Determination. Payments made by Escrow Agent pursuant to the preceding sentence shall be made within ten days of receipt of such joint written instructions or copy of the Final Determination. A "Final Determination" shall mean a final
                                    -------------------
determination of the amount to be paid to Buyer and/or Seller (or its assignee) as determined pursuant to the procedure set forth in Section 1.4 of the Stock
                                                     -----------
Purchase Agreement.

          (b) The parties hereto hereby agree that the distribution of the Secondary Escrow Funds to the Buyer and/or Seller (or its assignee) hereunder shall be treated as an adjustment to the Purchase Price that are neither deductible by Seller or HWCC nor includable in Buyer's income for any federal, state, local or foreign income or franchise tax purpose, and Buyer, Seller and HWCC hereby agree (i) to file all applicable tax returns in a manner consistent in all material respects with such treatment and (ii), in otherwise dealing with a taxing authority, to act in a manner that is consistent in all material respects with such treatment.

                                    ARTICLE 2

     2.1  Rights and Responsibilities of Escrow Agent.
          -------------------------------------------

          (a) The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among Seller, Greate Bay, the Company, HWCC and/or Buyer, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from Seller, HWCC or Buyer or any entity acting on the respective behalf of any of them. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          (b) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Secondary Escrow Funds (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Secondary Escrow Funds), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

          (c) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on the part of Escrow Agent. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document delivered in accordance with this Escrow Agreement by Seller, HWCC and/or Buyer, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of nominees, correspondents, assignees, subagents or subcustodians identified to, and approved by, Seller, HWCC and Buyer in writing prior to appointment, or (iv) for an amount in excess of the value of the Secondary Escrow Funds, valued as of the applicable date of such act, omission, loss or injury.

          (d) Escrow Agent may consult with legal counsel at the expense of Buyer as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

          (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any terrorist act, act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

          (f) Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor take any legal action to enforce payment of any check, note, or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

          (g) Escrow Agent shall provide to Buyer, Seller and HWCC monthly statements identifying transactions, transfers or holdings of Secondary Escrow

     Funds and each such statement shall be deemed to be correct and final upon receipt thereof by Buyer, Seller and HWCC unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of delivery of such statement.

          (h) Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

          (i) Notices, instructions or other communications shall be in writing and shall be given to the address set forth in Section 3.1 (or to such
                                                    -----------
     other address as may be substituted therefor by written notification to the parties hereto). Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Buyer, Seller or HWCC or by a person or persons authorized by Buyer, Seller or HWCC. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

          (j) Buyer and Seller (or its assignee) shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, Indemnified Costs or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to
                     ------
     this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on the part of Escrow Agent); provided, however, that
                                                         --------  -------
     nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

          (k) Buyer, on the one hand, and HWCC, on the other hand, may, acting jointly, remove Escrow Agent at any time by giving to Escrow Agent fifteen
     (15) calendar days' prior notice in writing signed by Buyer, on the one hand, and HWCC, on the other hand. Escrow Agent may resign at any time by giving Buyer, Seller and HWCC fifteen (15) calendar days' prior written notice thereof.

          (l) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, Buyer and HWCC shall appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid one-half by Buyer and one-half by Seller (or its assignee).

          (m) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Secondary Escrow Funds then held hereunder to the successor Escrow Agent or hold such Secondary Escrow Funds (or any portion thereof), pending distribution, until all Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent are paid. Upon delivery of the Secondary Escrow Funds to the successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

          (n) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Secondary Escrow Funds, unless Escrow Agent receives written instructions, signed by Buyer, on the one hand, and Seller and HWCC, on the other hand, which eliminates such ambiguity or uncertainty. In the event of any dispute between or conflicting claims by or among Buyer, on the one hand, and Seller or HWCC, on the other hand, and/or any other person or entity with respect to any Secondary Escrow Funds, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Secondary Escrow Funds so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in anyway to Buyer, Seller or HWCC for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, such conflicting or adverse claims or demands shall be conclusively determined in accordance with Section 1.4 of the Stock Purchase Agreement. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid one-half by Buyer and one-half by Seller (or its assignee).

          2.2 Fees and Expenses of Escrow Agent. Escrow Agent shall (a) be paid
              ---------------------------------
     a set-up and maintenance fees for its services under this Escrow Agreement as provided by Exhibit A (the "Escrow Fees") and (b) be entitled to
                    ---------       -----------
     reimbursement for reasonable expenses (including the reasonable fees and disbursements of its counsel) actually incurred by Escrow Agent in connection with its duties under this Escrow Agreement (the "Escrow
                                                                  ------
     Expenses"). All Escrow Fees and Escrow Expenses shall be paid one-half by
     --------
     Buyer and one-half by Seller (or its assignee).

                                    ARTICLE 3

          3.1 Notices. All notices, requests, consents or other communications
              -------
     required or permitted under this Escrow Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party (a) when received by such party if delivered by hand, (b) upon confirmation when delivered by telecopy, (c) within one day after being sent by recognized overnight delivery service, or (d) within three business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

                    (a)      If to Seller, to:

                             c/o Greate Bay Casino Corporation
                             Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                             Dallas, Texas  75420
                             Attention:  John Hull
                             Telecopy:  972-216-3903

                             with a copy (which shall not constitute notice) to:

                             Haynes & Boone, LLP
                             901 Main Street, Suite 3100
                             Dallas, Texas  75202
                             Attention:  Bill Hays
                             Telecopy:  214-651-5940

                    (b)      If to HWCC, to:

                             c/o Hollywood Casino Corporation
                             Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                             Dallas, Texas 75240
                             Attention:  Walt Evans
                             Telecopy:  972-716-3903

                             with a copy (which shall not constitute notice) to:

                             Weil, Gotshal & Manges LLP
                             100 Crescent Court, Suite 1300
                             Dallas, Texas 75201
                             Attention:  Michael A. Saslaw
                             Telecopy:  214-746-7777

                    (c )     If to Buyer, to:

                             Alliance Gaming Corporation
                             5501 South Bermuda Road
                             Las Vegas, Nevada  89119
                             Attention:  Mark Lerner
                             Telecopy:  702-896-7990

                             with a copy (which shall not constitute notice) to:

                             Gibson, Dunn & Crutcher
                             333 South Grand Avenue
                             Los Angeles, California  90071
                             Attention:  Peter F. Ziegler
                             Telecopy:  213-229-7520

                    (d)      If to Escrow Agent, to:

                             Nevada Title Company
                             3320 West Sahara Avenue, Suite 200
                             Las Vegas, Nevada  89102
                             Attention:  Linda LaForest, Trustee Services
                                         Department
                             Telecopy:  702-252-7410

Any party by written notice to the other parties pursuant to this Section 3.1
                                                                  -----------
may change the address or the persons to whom notices or copies thereof shall be directed.

     3.2 Assignment. This Escrow Agreement and the rights and duties hereunder
         ----------
shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of the parties to this Escrow Agreement. No rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other parties, except that Seller may assign its rights and obligations under this Escrow Agreement to HWCC so long as Seller gives notice of any such assignment to Buyer and Escrow Agent and provides written proof of HWCC's acceptance and assumption of Seller's rights and obligations hereunder to Buyer and Escrow Agent.

     3.3 Amendment. This Escrow Agreement may be amended or modified only by an
         ---------
instrument in writing duly executed by all the parties to this Escrow Agreement.

     3.4 Waivers. Any waiver by any party hereto of any breach of or failure to
         -------
comply with any provision of this Escrow Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Escrow Agreement.

     3.5  Governing Law. This Escrow Agreement shall be governed by and
          -------------
          construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. The parties hereby waive any right to have trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Escrow Agreement, whether grounded in tort, contract or otherwise.

     3.6  Construction. The headings in this Escrow Agreement are solely for
          ------------
          convenience of reference and shall not be given any effect in the construction or interpretation of this Escrow Agreement. Unless otherwise stated, references to sections and exhibits are references to sections and exhibits of this Escrow Agreement.

     3.7  Third Parties. Nothing expressed or implied in this Escrow Agreement
          -------------
          is intended, or shall be construed, to confer upon or give any person or entity other than Buyer, HWCC, Seller and Escrow Agent any rights or remedies under, or by reason of, this Escrow Agreement.

     3.8  Termination. This Escrow Agreement shall automatically terminate upon
          -----------
          the distribution of all Secondary Escrow Funds from the Escrow
          Account.

     3.9  Counterparts. This Escrow Agreement may be executed in two or more
          ------------
          counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

     3.10 Attorneys' Fees. If any action at law or in equity is necessary to
          ---------------
          enforce or interpret the terms of this Escrow Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

     3.11 Miscellaneous.
          -------------

          (a) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequence exercise of such right or remedy.

          (b) Seller, HWCC, Buyer and Escrow Agent each hereby represents and warrants (i) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Escrow Agreement by it do not and will not violate any applicable law or regulation.

          (c) The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision, and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

          (d) This Escrow Agreement, together with the Stock Purchase Agreement, shall constitute the entire agreement of the parties with respect to their respective subject matter and supersedes all prior or contemporaneous oral or written agreements in regard thereto. To the extent that any provision in this Agreement conflicts with any provision in the Stock Purchase Agreement, the provisions of this Agreement shall govern.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                            PPI CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            HWCC-HOLDINGS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ACSC ACQUISITIONS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            NEVADA TITLE COMPANY


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT A
                                    ---------

Initial Escrow Fee:  $1,945 (payable on the Closing Date)
------------------
IBA Accounting Fee: $45 for initial deposit (payable on the Closing Date) and $5
------------------
for each additional deposit or withdrawal

                                    EXHIBIT D

                                     FORM OF
                                     -------

                          OPINION OF COUNSEL TO SELLER
                          ----------------------------

                 , 2001
     -----------

Bally Gaming, Inc.
6601 South Bermuda Road
Las Vegas, Nevada  89119

     Re: Acquisition of Advanced Casino Systems Corporation

Ladies and Gentlemen:

     We have acted as special counsel to Advanced Casino Systems Corporation, a Delaware corporation (the "Company"), in connection with the Stock Purchase Agreement (the "Agreement") December 19, 2001, by and among ACSC Acquisitions, Inc., a Nevada corporation and wholly owned subsidiary of Bally Gaming, Inc. ("Buyer"), the Company, PPI Corporation, a New Jersey corporation and direct parent of the Company ("Seller"), and Greate Bay Casino Corporation, a Delaware corporation and direct parent of Seller ("Greate Bay").

     We submit this opinion letter to you pursuant to Section 11.7 of the Agreement. Unless otherwise defined herein, all capitalized terms used in this opinion letter shall have the meanings set forth in the Agreement.

                            Scope of Examination and
                            ------------------------

                     General Assumptions and Qualifications
                     --------------------------------------

     In rendering the opinions expressed below, in addition to the Agreement, we have examined and relied upon the original, or copies certified to our satisfaction, of (i) the Certificate of Incorporation and Bylaws of the Company (each as amended to date); (ii) minutes and records of the corporate proceedings of the Company; (iii) documents and certificates of public officials; (iv) certificates of officers and directors of the Company; and (v) such other instruments and documents of or pertaining to the Company as we have deemed necessary as a basis for expressing the opinions hereinafter set forth and as have been furnished to us by the Company.

          We have also examined such other documents and records of, or that pertain to, the Company as we have deemed necessary in rendering the opinions hereinafter set forth and as have been furnished to us by the Company. In making our examinations, we have assumed, with your consent, (i) the genuineness of all signatures and the authenticity and accuracy of all documents submitted to us as original copies, (ii) the conformity to original documents of all documents submitted to us as certified or photostatic copies thereof,
          (iii) the authenticity of the originals of such latter documents, (iv) that Buyer has full corporate power, authority and legal right to enter into and perform the Agreement and that the Agreement has been duly authorized, executed and delivered by Buyer, (v) that the Agreement constitutes the valid, binding and enforceable agreements of Buyer, and (vi) the correctness and accuracy of all the facts set forth in all certificates and reports described in this opinion letter.

     As to various questions of fact material to the opinions expressed below, we have, relied in part, with your consent, to the extent we deem reasonably necessary or appropriate, upon the representations and warranties of the Company contained in the Agreement, certain factual certifications from an officer of the Company and information from other documents, records, instruments or representations furnished or made available to us by the Company.

          We have also examined such other documents and records of, or that pertain to, the Company as we have deemed necessary in rendering the opinions hereinafter set forth and as have been furnished to us by the Company.

          As to the factual information that you have asked us to confirm to our "knowledge," please be advised that the term "knowledge," or similar terms refer only to the "actual knowledge" of the attorneys in our firm who were principally responsible for our representation of the Company in connection with the Agreement. As used in the preceding sentence, the phrase "actual knowledge" refers to each such attorney's present awareness of facts and circumstances and not imputed knowledge of facts and circumstances. Except as specifically set forth herein, we have not undertaken any investigation to determine the existence of any documents or facts with respect to the transactions contemplated by the Agreement, and no inference as to our knowledge thereof shall be drawn from the fact of our representation of any party or otherwise.

          The opinions expressed herein are specifically limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware (the "DGCL") and the federal laws of the United States of America. Therefore, to the extent that the opinions expressed below involve consideration of other laws of the State of Delaware or of the law of any State other than Texas, we have assumed with your consent that such laws are identical in all relevant respects to the laws of the State of Texas. Our opinions specifically do not address the applicability or effect of any gaming laws or gaming regulations.

          With respect to our opinions set forth below, we express no opinion regarding the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities, and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), and any judicial decisions to the extent they deal with any of the foregoing.

     We have assumed, with your consent and without independent verification, for the purpose of the opinions expressed herein that no mutual mistake or fraud exists with respect to any of the matters relevant to such opinions. Notwithstanding the foregoing, nothing has come to our attention that would give us reason to believe that any mutual mistake or fraud exists with respect to the matters relevant to our opinions, or that the Company or its agents have not acted in good faith.

                     Specific Limitations and Qualifications

     In rendering the opinion expressed in paragraph 1 below with respect to the incorporation, valid existence and good standing in the State of Delaware of the Company, we have relied, with your consent, solely upon a certification from the
Secretary of State of the State of Delaware, dated                , 2002, as to
                                                   ---------- ----
the existence and good standing of the Company (the "Existence Certificate").

     The opinions expressed in paragraph 1 below regarding the Company's power and authority to own its assets and to transact its business as now being conducted are rendered solely pursuant to the DGCL, based solely on our review of the Company's Certificate of Incorporation[, as amended], which was certified
by the Secretary of State of the State of Delaware on                , 2002 (the
                                                      ---------- ----
"Charter"), certain factual certifications from an officer of the Company that neither the Company nor its subsidiaries confers academic or honorary degrees as prohibited in Section 125 of the DGCL or issues bills, notes or other evidences of debt for circulation as money, or carries on the business of receiving deposits of money as prohibited in Section 126 of the DGCL, and our review of the Existence Certificate. We express no opinion in paragraph 1 regarding whether the Company has licenses, permits or other certifications or authorizations of governmental authorities or trade or regulatory authorities in connection with the Company's conduct of its business. Without limiting the foregoing, we are not rendering any opinion as to gaming laws or gaming regulations.

          In rendering the opinions expressed in paragraph 2 below regarding whether the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable, we have assumed with your consent and without independent verification that the outstanding shares of Common Stock were issued in exchange for sufficient consideration actually received by the Company.

     In rendering the opinions expressed in paragraph 3 regarding Buyer's acquisition of Seller's interest in the Shares free of adverse claims of which Buyer does not have notice, we specifically advise you that we have not inspected any public records (such as court filings and public lien records) that may contain information that could be deemed to constitute notice to Buyer of adverse claims.

     In rendering the opinions expressed in paragraph 4 below regarding the enforceability of the Agreement, we hereby incorporate by reference the Other Common Texas Qualifications contained in the Report of the Legal Opinions Committee Regarding Legal Opinions and

Business Transactions of the Business Law Section of the State Bar of Texas
(1992), and such opinions should be read in conjunction with such Report.

     We note that the consideration to be paid pursuant to the Agreement is payable to the Seller rather than to the Company. In rendering the opinion expressed in paragraph 4 below regarding the enforceability of the Agreement, we have assumed with your consent that the Company will receive adequate consideration for the obligations undertaken by the Company pursuant to such Agreement.

     Our opinions expressed in paragraph 4 below regarding the enforceability of the Agreement are subject to (a) the effects of applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship, fraudulent transfer or similar laws of general application now or hereafter in effect relating to or affecting the rights of creditors generally, and general principles of equity, (b) the rights of the United States under the Federal Tax Lien Act of 1966, as amended, and (c) the application of a standard of "good faith" such as that defined in Section 1.203 of the Uniform Commercial Code as adopted in Texas (the "Code").
                                          ----

     In rendering the opinions expressed in paragraph 4 below, we express no opinion as to the enforceability of provisions of the Agreement to the extent that such provisions purport to restrict a party's ability to compete with any other party or other person or entity or purport to release claims of any party.

     In rendering the opinions expressed in paragraph 4 below, we express no opinion as to the enforceability of provisions of the Agreement to the extent that such provisions: (a) purport to waive trial by jury; (b) state that a party's failure or delay in exercising rights, powers, privileges or remedies shall not operate as a waiver thereof; (c) purport to indemnify a party for such party's violations of federal or state securities laws or environmental laws;
(d) purport to sever unenforceable provisions from the Agreement to the extent that the enforcement of remaining provisions would frustrate the fundamental intent of the parties to such documents; or (e) purport to waive any claim of a party arising out of, or in any way related to, the Agreement.

     We express no opinion as to: (a) whether a court would grant specific performance or any other equitable remedy with respect to enforcement of any provision contained in the Agreement; or (b) the enforceability of any provision in the Agreement that purports to appoint an agent for service of process.

     We express no opinion as to the enforceability of exculpatory provisions (or their corresponding indemnity provisions) contained in the Agreement that purport to exculpate or indemnify a party for its own tortuous acts. The Texas Supreme Court in Ethyl Corp. v. Daniel Construction Co., 725 S.W.2d 705 (Tex.
1987), as further explained in Atlantic Richfield Co. v. Petroleum Personnel, Inc., 768 S.W.2d 724 (Tex. 1989), and in Page Petroleum Inc. v. Dresser Industries, Inc., 853 S.W.2d 505 (1993), has adopted the "express negligence test," under which parties intending to indemnify for liability resulting from the negligent acts of the indemnitee must express that intent in specific terms within the four corners of the document, and the language must be conspicuous; i.e. must appear on the face of the document to attract the attention of a reasonable person. Examples of conspicuousness given by the Court include language in capital headings, language in contrasting type and color and language in an extremely short document (such as a telegram). Therefore, indemnity provisions in the Agreement that are held not to expressly or adequately or conspicuously state this intent may be limited by this rule.

     In rendering the opinions expressed in paragraphs 5, 6 and 8 below, we express no opinion as to any gaming law or regulation or as to any matter listed in Section 19 of the Legal Opinion Accord of the ABA Section of Business Law
(1991).

          In rendering the opinions expressed in paragraph 7 below, with your consent we have not performed any searches of court records.

     OPINIONS

     Based upon the foregoing and having due regard for such legal considerations as we deem relevant, we are of the opinion, subject to the limitations and qualifications set forth herein, as follows:

     1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as is currently conducted.

     2. The authorized capital stock of the Company consists of 1,000 shares of common stock, $0.01 par value, and no shares of preferred stock. Of the authorized common stock, 1,000 shares are issued and outstanding (the "Shares") and owned of record by PPI Corporation. All of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. To our knowledge, there are outstanding no securities convertible into, exchangeable for or carrying the right to acquire equity securities of the Company, or subscriptions, warrants, options, rights, calls, preemptive rights, agreements, demands or other arrangements or commitments of any character obligating the Company to issue or dispose of any of its equity securities or any ownership interests therein. To our knowledge, none of the Shares are currently pledged or subject to a lien or security interest in favor of any person or entity.

     3. Assuming Buyer is acquiring the Shares in good faith without notice of any adverse claim, the sale and delivery of the Shares to Buyer pursuant to the Agreement will vest in Buyer all ownership rights that PPI Corporation had in the Shares, free of any adverse claim.

     4. The Company has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations under the terms of the Agreement. All corporate actions necessary on the part of the Company and its directors for the execution and delivery of the Agreement, and the performance by the Company at the Closing of its obligations under the Agreement that are required by the express terms thereof to be performed at the Closing, have been taken. All corporate actions necessary on the part of Seller and Greate Bay and their respective directors for the execution and delivery of the Agreement, the Primary

Escrow Agreement (as defined in the Agreement) and the Secondary Escrow Agreement (as defined in the Agreement), were taken by Seller, Greate Bay and their respective directors prior to such execution and delivery. The Agreement, the Primary Escrow Agreement and the Secondary Escrow Agreement were duly and validly authorized, executed and delivered by Seller and Greate Bay. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     5. Neither the execution, delivery and performance of the Agreement nor the consummation by the Company of the transactions described in the Agreement violates the Company's Charter or Bylaws or applicable law.

     6. Neither the execution, delivery or performance of the Agreement by the Company will breach, or result in a default under the provisions of, any agreement listed on Exhibit A hereto; provided, however, that the execution,
                                      --------  -------
delivery or performance of the Agreement may require that consents be obtained from, or notices delivered to, certain parties listed on Schedule 2.4 and 4.4 of the Stock Purchase Agreement.

     7. To our knowledge, there are no actions, proceedings or investigations pending or overtly threatened against the Company before any court or administrative agency that question the validity of the Transactional Agreements or that could reasonably be expected to result, either individually or in the aggregate, in a material adverse effect on the Company.

     8. No consent, approval or authorization of, or designation, declaration or filing with, or notice to, any Governmental Authority is required on the part of the Company for the execution, delivery or performance of the Transactional Agreements and the consummation of the transactions contemplated thereby, other than such consents, approvals, authorizations, designations, declarations or filings as have been made or obtained prior to the date hereof.

          This opinion letter (i) is rendered solely for your information and assistance in connection with the transactions contemplated by the Agreement and may not be relied upon by any other person or for any other purpose without our prior written consent, (ii) is rendered as of the date of this opinion letter (and we undertake no obligation to advise you of any changes for any new developments that might affect any matters or opinions in this opinion letter), and (iii) is limited to the express matters and opinions in it (and no opinions may be inferred or implied beyond those express matters and opinions).

Very truly yours,


Haynes and Boone, LLP

                                    EXHIBIT E

                               SALE APPROVAL ORDER

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                          Chapter 11

GREATE BAY CASINO CORPORATION,                  Case Nos. 01-     (   ) through
PPI CORPORATION,                                             ----  ---
PCPI FUNDING CORP., AND                         01-     (   )
PPI FUNDING CORP.                                  ----  ---

                                                Jointly Administered

Debtors.
---------------------------------------

            ORDER APPROVING THE PRIVATE SALE OF ALL OF THE ISSUED AND
             OUTSTANDING SHARES OF STOCK OF ADVANCED CASINO SYSTEMS
            CORPORATION TO ACSC ACQUISITIONS, INC., FREE AND CLEAR OF
               ALL LIENS, CLAIMS, INTERESTS AND ENCUMBRANCES, AND
                  ASSUMPTION OF STOCK PURCHASE AGREEMENT UNDER
               SECTIONS 105, 363(f) AND 365 OF THE BANKRUPTCY CODE
               ---------------------------------------------------

     On this day came on for consideration the Debtors' Motion for Order Authorizing Private Sale of the Common Stock of Wholly Owned Non-Debtor Subsidiary, Advanced Casino Systems Corporation, Free And Clear Of Liens, Claims, And Encumbrances, Pursuant To 11 U.S.C. Section. 363(f) And F.R.B.P. 6004 And for Authority to Assume Stock Purchase Agreement Relating Thereto Pursuant To 11 U.S.C. Section.365 (the "Sale Motion") filed by Greate Bay Casino Corporation ("GBCC"), PPI Corporation ("PPI"), PCPI Funding Corp. ("PCPI Funding") and PPI Funding Corp. ("PPI Funding"), the four above-referenced Debtors-in-Possession (collectively, the "Debtors")/1/. After reviewing the Sale Motion, the Stock Purchase Agreement, and the Exhibits thereto, and the

----------
/1/ Capitalized terms used in this Sale Approval Order without definition shall have the meaning assigned to them in the Stock Purchase Agreement annexed to the Sale Motion.

files and records of this case, and any testimony offered at the Sale Hearing and the arguments of counsel; and after due deliberation and sufficient cause appearing therefor,

               IT IS HEREBY FOUND, CONCLUDED AND DETERMINED THAT:

     A. The findings and conclusions set forth herein constitute this Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, which is made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent that any finding of fact shall later be determined to be a conclusion of law it shall be so deemed and vice versa.

     B. This Court has jurisdiction to hear and determine the Sale Motion pursuant to 28 U.S.C.Sections.157 and 1334.

     C. This is a core proceeding pursuant to 28 U.S.C. Sections.157(b)(2)(A),
(N) and (O).

     D. Venue of this case in this district is proper pursuant to 28 U.S.C.Section.1408 and venue of this proceeding is proper pursuant to 28 U.S.C.Section.1409(a).

     E. The statutory predicates for the relief requested herein are Sections 105(a), 363 and 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006 and 9019.

     F. Notice of the Sale Motion, the Sale Hearing and the sale of the Shares has been given by the Debtors to all parties in interest and creditors in these cases, including all persons and entities having a claim, lien or interest in or relating to the Shares in accordance with Bankruptcy Rule 6004(c), and as otherwise described in the Sale Motion. Such notice of the Sale Motion, the Sale Hearing and the sale of the Shares constitutes proper, timely, adequate and sufficient notice to all creditors and parties in interest, in accordance with all applicable law, including without limitation Section 102(1) of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006 and 9019 and the orders of this Court. No other or further notice of the Sale Motion, the Sale Hearing, the sale of the Shares or the entry of this Sale Approval Order is required.

     G. A reasonable opportunity to object and to be heard regarding the relief requested in the Sale Motion has been afforded to all interested persons and entities including, but not limited to, the Office of the United States Trustee, HWCC, any official committee of unsecured creditors appointed in these cases, each party in interest that has requested notice pursuant to Federal Rule of Bankruptcy Procedure 2002, Buyer, and all parties known to have asserted a lien, claim or interest in or against the Shares.

     H. On December   , 2001 (the "Petition Date"), each of the Debtors filed
                    --
its voluntary petition for relief under Chapter 11 of the Bankruptcy Code. Since the Petition Date, the Debtors have continued to operate their businesses and manage their assets as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or committee has been appointed in the Debtors' Chapter 11 cases.

     I. GBCC is a publicly held company, incorporated in Delaware, whose stock is traded on the over-the-counter bulletin board. GBCC is the ultimate parent of the other Debtors. PPI is a wholly owned direct subsidiary of GBCC, and PCPI Funding and PPI Funding are each 100% directly owned by PPI. None of the Debtors are operating companies, although they do have substantial indebtedness.

     J. The Debtors believe that there is only one significant creditor affected by these cases. That creditor is HWCC-Holdings, Inc. (hereinafter "HWCC"), a wholly owned subsidiary of Hollywood Casino Corporation, which asserts it is owed more than $63 million (in the aggregate) by two of the Debtors. Prior to January 1, 1997, Hollywood Casino Corporation was the 80% parent of the Debtor GBCC.

     K. Other than the claims of HWCC, the Debtors believe that there are only a few small trade claims (all under $5,000) against GBCC and possibly some small tax claims that exist against these Debtors.

     L. In years prior to the Petition Date, GBCC and its present and former subsidiaries conducted three primary areas of business activities: (i) hotel ownership and management; (ii) management services for casino operations; and
(iii) ownership and operation of the Sands Hotel and Casino in Atlantic City, New Jersey. As a result of previous bankruptcies of certain of GBCC's subsidiaries, GBCC's current business activity consists solely of the operation of Advanced Casino Systems Corporation ("ACSC"), its indirect wholly owned subsidiary. ACSC is the wholly owned direct subsidiary of the Debtor, PPI. ACSC provides information technology systems for various casinos throughout North America and is the sole remaining revenue-producing entity in the GBCC family. The Debtors believe that ACSC is solvent, and ACSC is not a debtor in these proceedings.

     M. As alluded to above, all of the stock of ACSC (the "Shares") is owned by PPI, and, with the exception of some cash that PPI has on hand, the Shares are the only asset of the Debtors' estates with material value.

     N. The Debtors filed these cases with the goal of maximizing value for their creditors and interest holders through a transaction to sell the Shares and then distributing the sale proceeds and other remaining assets to the Debtors' creditors and winding down the business affairs of the Debtors.

     O. Simultaneously with the filing of the four Debtors' voluntary petitions under Chapter 11, the Debtors filed a "Debtors' Joint Chapter 11 Plan Dated
December    , 2001" (the "Plan") which contemplates the distribution of the sale
         ---
proceeds realized from a sale of the

Shares to the creditors of the Debtors. The Plan has been pre-negotiated with HWCC. The Debtors' Plan proposes that the miscellaneous vendor and tax claims be paid in cash in full on the effective date of the Plan or, if applicable, as soon as any such claim becomes allowed by the Court.

     P. Prepetition, and in the face of the Debtors' insolvency, and in conjunction with the Debtors' efforts to find the optimal way to maximize value for their creditors and shareholders, the Debtors, for several months, undertook an extensive process to evaluate strategic alternatives. The strategic alternatives that were evaluated included, among other things, a possible sale of ACSC to a strategic or financial buyer or an outright liquidation of the Debtors and conveyance of the assets (including the Shares) directly to the Debtors' creditor(s). The Debtors determined, in the exercise of their business judgment and based upon advice from financial advisors, that a sale of the Shares to an interested party would likely provide the fairest and best available opportunity to maximize value to constituents.

     Q. Accordingly, the Debtors and ACSC, with the assistance of CIBC World Markets, Inc. ("CIBC"), and in consultation with Hollywood Casino Corporation, actively sought out prospective purchasers for ACSC for most of the year 2000 and conducted an auction for the sale of the Shares. The auction was designed and conducted to bring the highest and best price for the Shares. CIBC and the Debtors identified various parties who might be prepared to bid for the Shares, and made due diligence materials available to such prospective bidders. As a result of extensive marketing efforts, and after discussions with various parties who expressed interest in bidding on ACSC and the Shares (and after discussions with one other party who actually submitted a bid), the Debtors and Bally's Gaming, Inc. ("Bally's") began in-depth discussions concerning a possible sale of ACSC to Bally's. These negotiations intensified in September

2001 and entailed good faith, arms' length negotiations that occurred over the next several weeks.

     R. On December   , 2001, the discussions with Bally's culminated into an
                   ---
agreement by GBCC, PPI and ACSC to sell the Shares to ACSC Acquisitions, Inc., a Nevada corporation and wholly owned subsidiary of Bally's (the "Buyer"). The Stock Purchase Agreement by and among Buyer, ACSC, PPI and GBCC, dated as of
          , 2001 was attached to the Sale Motion. Seller, in consultation with
----------
CIBC World Market, believes that (1) Buyer has submitted the highest and best offer for the purchase of the Shares under the Stock Purchase Agreement, (2) the Purchase Price under the Stock Purchase Agreement is fair and reasonable, and
(3) a higher and better price for the Shares is not likely to be obtained by further sale efforts.

     S. In connection with the Stock Purchase Agreement, and in light of the Debtors' financial condition and level of indebtedness, the Debtors and Buyer agreed that Buyer's acquisition of the Shares would be implemented pursuant to Chapter 11 filings by each of the Debtors and, specifically, through a motion filed pursuant to Sections 363 and 365 of the Bankruptcy Code seeking Bankruptcy Court approval for the sale of the Shares and, relatedly, approval for GBCC's and PPI's assumption of the Stock Purchase Agreement.

     T. The Debtors' marketing efforts, advertising and solicitations conducted in connection with the sale of the Shares were adequate and reasonable to obtain the highest and best offer for the sale of the Shares. A reasonable opportunity to object and to be heard regarding the relief requested in the Sale Motion has been afforded to all interested persons and entities including, but not limited to, the Office of the United States Trustee, HWCC, any official committee appointed in these cases, each party in interest that has requested notice pursuant to

Federal Rule of Bankruptcy Procedure 2002, Buyer, and all parties known to have asserted a lien, claim or interest in or against the Shares.

     U. Consummation of the sale of the Shares under the Stock Purchase Agreement is in the best interests of each of the Debtors, their respective creditors and their respective estates. The sale of the Shares under the Stock Purchase Agreement is in contemplation of a chapter 11 plan and is thus a transfer pursuant to Section 1146(c) of the Bankruptcy Code, and shall not be taxed under any law imposing a stamp tax or a sale, transfer or any other similar tax.

     V. The Stock Purchase Agreement was negotiated at arm's length, was proposed in good faith, and represents the highest and best offer for the sale of the Shares. The Purchase Price is fair and reasonable and constitutes fair consideration and reasonably equivalent value under the Bankruptcy Code and applicable state law. Buyer has demonstrated adequately its financial wherewithal to pay the Purchase Price and its commitment to promptly close the transactions contemplated by the Stock Purchase Agreement. The Debtors' largest creditor, HWCC, with claims exceeding $63 million, supports the sale to Buyer under the Stock Purchase Agreement.

     W. It is in the best interest of the Debtors, their respective creditors and their respective estates that this Court enter this Sale Approval Order authorizing, under Sections 105(a), 363 and 365 of the Bankruptcy Code: (1) the Seller to assume the Stock Purchase Agreement under Section 365 of the Bankruptcy Code; and (2) the Seller to complete the sale of the Shares to Buyer, under Section 363 of the Bankruptcy Code, subject to the terms and conditions of the Stock Purchase Agreement, free and clear of (a) all mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, judgments, demands, encumbrances, interests, rights of others, easements, restrictions or charges of any kind or nature, if any, including, without limitation, any tax liens or judgments or liens or judgments of any other governmental authorities or any restrictions upon the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (the foregoing collectively referred to herein as "Liens"); and (b) all debts arising in any way in connection with any acts or omissions of the Seller or any of the other Debtors, claims (as that term is defined in Section 101(5) of the Bankruptcy Code) against the Seller or any of the other Debtors arising upon or prior to the Closing Date and obligations, demands, guaranties, options, rights, contractual commitments, restrictions, interests and matters of or against the Seller or any of the other Debtors of any kind and nature, whether arising prior to or subsequent to the commencement of these cases, whether matured or unmatured, whether liquidated or unliquidated, whether known or unknown and whether imposed by agreement, understanding, law, equity or otherwise, including, without limitation, any tax claims, charges, penalties or other assessments by governmental authorities and claims of the kind specified in Sections 502(g), 502(h) and 502(i) of the Bankruptcy Code (the foregoing collectively referred to as "Claims").

     X. Upon the entry of this Sale Approval Order: (1) the sale of the Shares to Buyer shall be deemed to have been duly and validly authorized by all necessary corporate action of the Seller; (2) the Seller shall have all the corporate power and authority necessary to consummate the transactions contemplated by the Stock Purchase Agreement, and to execute and deliver all documents and perform all acts contemplated by the Stock Purchase Agreement to complete the transactions thereunder; (3) other than those consents expressly provided for in the Stock Purchase Agreement, no consents, approvals or orders (including any order otherwise required under applicable state law) are required for the Seller to consummate the transactions contemplated by the Stock Purchase Agreement; and (4) no further order or approval by this Court shall be required.

     Y. The sale of the Shares as contemplated by the Stock Purchase Agreement and this Sale Approval Order: (1) is, or will be, a legal, valid and effective transfer of property of the Seller's estate to Buyer; and (2) vests, or will vest, Buyer with all right, title and interest of the Seller in and to the Shares free and clear of all Liens and Claims.

     Z. The Stock Purchase Agreement has been proposed by Buyer and the Debtors in good faith in accordance with the standards of applicable law, including In re Abbotts Dairies of Pennsylvania, Inc., 788 F.2d 143 (3d Cir. 1986). Buyer is not affiliated with any of the Debtors. There are no promises, arrangements or commitments other than those set forth in the Stock Purchase Agreement, the Exhibits, and the other pleadings or documents submitted to the Court in connection with the proposed sale. Buyer has acted in "good faith" and is a "good faith purchaser" within the meaning of Section 363(m) of the Bankruptcy Code and, as such, is entitled to the protections afforded thereby. No party has engaged in any conduct that would cause or permit the Stock Purchase Agreement to be avoided under Section 363(n) of the Bankruptcy Code.

     AA. In the absence of a stay of this Sale Approval Order by a court of competent jurisdiction, the Seller and Buyer will both be acting in good faith within the meaning of Section 363(m) of the Bankruptcy Code in consummating the transactions contemplated by the Stock Purchase Agreement at any time after the entry of this Sale Approval Order.

     BB. All of the provisions of this Sale Order are nonseverable and mutually dependent.

     NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

     1. The Sale Motion is granted.

     2. Any objections to the Sale Motion or the relief requested therein which have not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled on the merits.

     3. The assumption of the Stock Purchase Agreement by Seller and Greate Bay is hereby approved under Section 365 of the Bankruptcy Code, and the terms and conditions of the sale of the Shares pursuant to the Stock Purchase Agreement are hereby approved in all respects. Pursuant to the provisions of Sections 105(a) and 363 (including Section 363(f))) of the Bankruptcy Code, the Seller is hereby authorized to sell the Shares to Buyer (and consummate the transactions related thereto) as provided in, and subject to the terms and conditions of, the Stock Purchase Agreement, free and clear of all Liens and Claims. No further consent, approval or order, including any separate authorization of any state court contemplated by applicable state law, is required for such sale and transfer.

     4. By the issuance of this Sale Approval Order, the Seller is authorized to execute and deliver, and empowered fully to perform under, consummate and implement, the Stock Purchase Agreement in accordance with the terms thereof, together with all additional instruments and documents that may be reasonably necessary or desirable to implement the Stock Purchase Agreement, and to take all further actions that may be reasonably necessary or desirable for the purpose of assigning, transferring, granting, conveying and conferring to Buyer, or reducing to Buyer's possession, the Shares, or as otherwise may be necessary or appropriate to the performance of the obligations contemplated by the Stock Purchase Agreement. Greate Bay is directed to cause the Seller to sell and transfer the Shares to Buyer in accordance with the Stock Purchase Agreement.

     5. Pursuant to Sections 105(a) and 363(f) of the Bankruptcy Code and subject to the terms and conditions of the Stock Purchase Agreement, the Shares shall be transferred to Buyer upon the Closing Date and shall be free and clear of all Liens and Claims. Upon the Closing Date, all such Liens and Claims shall be released, terminated and discharged as to the Shares and, to the extent not satisfied at Closing, shall attach to the proceeds of the sale of the Shares paid by Buyer (the "Proceeds") in the order of their priority, with the same validity, force and effect, if any, which they now have as against the Shares. Notwithstanding the foregoing, the Debtors may pay, and shall pay to the extent required under the Stock Purchase Agreement or any other order of this Court, out of the Proceeds (i) any Break-Up Fee due and owing, which, if payable, shall be the first funds paid from the Proceeds, and (ii) all ordinary and necessary direct costs of closing the sale of the Shares.

     6. On and after the Closing Date under the Stock Purchase Agreement, all persons and entities holding Liens and Claims of any kind and nature against any of the Debtors or with respect to the Shares are hereby barred and enjoined from asserting such Liens and Claims against the Shares, Buyer, its successors, assigns, affiliates, shareholders, members, officers, directors or trustees; provided that nothing herein shall limit, or shall be deemed to limit, any rights or remedies of the Debtors with respect to any breach of, or default under, the Stock Purchase Agreement by Buyer.

     7. Upon the Closing Date, all Liens on or Claims against the Shares shall, without the necessity of further action on the part of any creditor be deemed released and discharged. Upon the Closing Date, the creditors of each of the Debtors are authorized and directed to execute such documents and take all other actions as may be reasonably necessary to document and effect the release of their Liens on or Claims against the Shares, if any, as such Liens and Claims may have been recorded or may otherwise exist.

     8. This Sale Approval Order: (a) is and shall be effective as a determination that, upon the Closing Date, all Liens on or Claims against the Shares before the Closing have been unconditionally released, discharged and terminated, and that the conveyances described herein have been effected; and
(b) is and shall be binding upon and govern the acts of all entities, including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state and local officials and all other persons and entities who may be required by operation of law, the duties of their office or contract to accept, file, register or other otherwise record or release any documents or instruments related to, or who may be required to report or insure any title or state of title in or to, any of the Shares.

     9. Each and every federal, state and local governmental agency or department hereby is directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Stock Purchase Agreement.

     10. If any person or entity that has filed financing statements or other documents or agreements evidencing Liens on or interests in the Shares shall not have delivered to the Debtors prior to the Closing Date, in proper form for filing and executed by the appropriate parties, appropriate Uniform Commercial Code releases, instruments of satisfaction, or releases of all Liens which the person or entity has with respect to the Shares, the Debtors are hereby authorized from and after the Closing Date to execute and file such statements, instruments, releases and other documents on behalf of the person or entity only with respect to releasing

Liens on the Shares or any other assets or properties of the Debtors (any such unauthorized filings being null and void).

     11. Except as otherwise expressly provided in the Stock Purchase Agreement, or as otherwise specifically provided in this Sale Approval Order, Buyer shall have no liability or responsibility for any liability or other obligation of the Debtors arising under or related to the Shares. Without limiting the generality and effect of the foregoing, the sale of the Shares will not subject Buyer to any liability for claims against any Debtor or the Shares by reason of such transfer under the laws of the United States, any state, territory or possession thereof or the District of Columbia applicable to such transactions. Buyer shall not be deemed, as a result of any action taken in connection with the Stock Purchase Agreement, to: (a) be the successor of any of the Debtors or of any operation of the Debtors; (b) have, de facto or otherwise, merged with or into any of the Debtors; (c) be a mere continuation or substantial continuation of any of the Debtors or of the enterprise of any or all of the Debtors; or (d) be responsible for any liability of any of the Debtors or for payment of any benefit accruing to any of the Debtors, all except to the extent specifically and explicitly provided for in the Stock Purchase Agreement.

     12. This Court retains jurisdiction: (a) to enforce and implement the terms and provisions of the Stock Purchase Agreement, all amendments thereto, any waivers and consents thereunder, and each of the agreements executed in connection therewith; (b) to compel delivery of the Shares to Buyer under the terms and conditions of the Stock Purchase Agreement; (c) to resolve any disputes arising under or related to the Stock Purchase Agreement; (d) to hear and determine any disputes relative to Liens on or Claims against the Shares; and (e) to interpret, implement and enforce the provisions of this Sale Approval Order, specifically including, without limitation, all provisions related to Liens and Claims.

     13. Buyer has acted in "good faith" and is a purchaser of the Shares in good faith as determined in accordance with applicable law, including, without limitation, Section 363(m) of the Bankruptcy Code and In re Abbotts Dairies of Pennsylvania, Inc., 788 F.2d 143 (3d Cir. 1986), and is entitled to all of the protections afforded by Section 363(m) of the Bankruptcy Code.

     14. In the absence of a stay by a court of competent jurisdiction, if Buyer closes under the Stock Purchase Agreement at any time after entry of this Sale Approval Order, then, with respect to the Stock Purchase Agreement, Buyer shall be entitled to all of the protections of Section 363(m) of the Bankruptcy Code should this Sale Approval Order or an authorization contained herein be reversed or modified on appeal.

     15. For good cause shown, the provisions of Bankruptcy Rule 6004(g) are hereby waived and the stay provided therein lifted, and this Sale Approval Order shall be effective and enforceable immediately upon entry.

     16. The sale and transfer of the Shares to Buyer is a transfer pursuant to
Section 1146(c) of the Bankruptcy Code and, accordingly, shall not be subject to taxation under any state or local law imposing a stamp, transfer or similar tax.

     17. The terms and provisions of the Stock Purchase Agreement, together with the terms and provisions of this Sale Approval Order, shall be binding in all respects upon, and shall inure to the benefit of, each of the Debtors, its estate and its creditors, Buyer, and their respective affiliates, successors and assigns, and any affected third parties and persons asserting a claim against or interest in any Debtor's estate or any of the Shares, notwithstanding any subsequent appointment of any trustee for a Debtor under any chapter of the Bankruptcy Code, as to which trustee such terms and provisions likewise shall be binding in all respects.

     18. The failure specifically to include any particular provisions of the Stock Purchase Agreement or any of the documents, agreements or instruments executed in connection therewith in this Sale Approval Order shall not diminish or impair the efficacy of such provision, document, agreement or instrument, it being the intent of this Court that the Stock Purchase Agreement and each such document, agreement or instrument be authorized and approved in its entirety.

     19. The Stock Purchase Agreement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of this Court, provided that any such modification, amendment or supplement is not material. As used herein, the term "Stock Purchase Agreement" shall refer to such agreement as so modified.

     20. The provisions of this Sale Approval Order shall be self executing and each and every federal, state or local agency, department or governmental authority with regulatory authority over bulk sales are hereby directed to accept this Sale Approval Order as binding authority to consummate the transaction contemplated in the Stock Purchase Agreement.

Dated:  Wilmington, Delaware
                      , 2001
        --------------


                                             ------------------------------
                                             UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT F

                              SALE PROCEDURES ORDER

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                               Section     Chapter 11
                                     Section
GREATE BAY CASINO CORPORATION        Section     Case No.
PPI CORPORATION                      Section     Case No.
                                     Section
PCPI FUNDING CORP.                   Section     Case No.
                                     Section
PPI FUNDING CORP.                    Section     Case No.
                                                           -------------
                                     Section
Debtors.                             Section     Motion for Joint Administration
                                     Section     Pending

           ORDER GRANTING DEBTORS' ALTERNATIVE MOTION FOR APPROVAL OF
          (i) BREAK-UP FEE, OVERBID PROTECTIONS, AND CERTAIN OTHER BID
                 PROCEDURES IN CONNECTION WITH PROPOSED SALE OF
                     COMMON STOCK OF NON-DEBTOR SUBSIDIARY,
                      ADVANCED CASINO SYSTEMS CORPORATION,
               AND (ii) FORM AND MANNER OF NOTICE RELATED TO SALE
               ---  --  ---- --- ------ -- ------ ------- -- ----

     On this day came on for consideration the Debtors' Alternative Motion for Order Approving: (i) Break-Up Fee, Overbid Protections, and Certain Other Bid Procedures in Connection with Proposed Sale of Common Stock of Non-Debtor Subsidiary, Advanced Casino Systems Corporation, and (ii) Form and Manner of Notice Related to Sale (the "Bid Procedures Motion"), filed by Greate Bay Casino Corporation ("GBCC"), PPI Corporation ("PPI"), PCPI Funding Corp. ("PCPI Funding") and PPI Funding Corp. ("PPI Funding"), the four above-referenced Debtors-in-Possession (collectively, the "Debtors"). After reviewing the Alternative Bid Procedures Motion, the Debtors' Motion for Order Authorizing Private Sale of the Common

Stock of Wholly Owned Non-Debtor Subsidiary, Advanced Casino Systems Corporation, Free and Clear of Liens, Claims, and Encumbrances, Pursuant to 11 U.S.C. Section.363(f) and F.R.B.P. 6004, and for Authority to Assume Stock Purchase Agreement Relating Thereto Pursuant to 11 U.S.C. Section 365 (the "Sale Motion"), the other motions, pleadings, and papers filed in these cases, as well as the evidence presented at the hearing on the Alternative Bid Procedures Motion; and after due deliberation and sufficient cause appearing therefor,

     IT IS HEREBY FOUND, CONCLUDED AND DETERMINED THAT:

A. The findings and conclusions set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, which is made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent that any finding of fact shall later be determined to be a conclusion of law it shall be so deemed and vice versa.

B. This Court has jurisdiction to hear and determine the Alternative Bid Procedures Motion pursuant to 28 U.S.C.Sections.157 and 1334.

C. This is a core proceeding pursuant to 28 U.S.C.Sections.157(b)(2)(A), (N) and (O).

D. Venue of these cases in this district is proper pursuant to 28 U.S.C.Section.1408 and venue of this proceeding is proper pursuant to 28 U.S.C.Section.1409(a).

E. The statutory predicates for the relief requested herein are sections 105 and 363 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004 and 9019.

F. Due and proper notice of the Alternative Bid Procedures Motion has been given to all persons and entities entitled to receive such notice and no further notice is required.

G.   On December   , 2001 (the "Petition Date"), each of the Debtors filed their
                 --
     voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. Since the Petition Date, the Debtors have continued to operate their businesses and manage their assets as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or committee has been appointed in the Debtors' Chapter 11 cases.

H. GBCC is a publicly held company, incorporated in Delaware, whose stock is traded on the over-the-counter bulletin board. GBCC is the ultimate parent of the other Debtors. PPI is a wholly owned direct subsidiary of GBCC, and PCPI Funding and PPI Funding are each 100% directly owned by PPI. None of the Debtors are operating companies, although they do have substantial indebtedness.

I. The Debtors believe that there is only one significant creditor affected by these cases. That creditor is HWCC-Holdings, Inc. (hereinafter "HWCC"), a wholly owned subsidiary of Hollywood Casino Corporation, which asserts it is owed more than $63 million (in the aggregate) by two of the Debtors. Prior to January 1, 1997, Hollywood Casino Corporation was the 80% parent of the Debtor GBCC.

J. Other than the claims of HWCC, the Debtors believe that there are only a few small trade claims (all under $5,000) against GBCC and possibly some small tax claims that exist against these Debtors.

K. In years prior to the Petition Date, GBCC and its present and former subsidiaries conducted three primary areas of business activities: (i) hotel ownership and management; (ii) management services for casino operations; and (iii) ownership and operation of the Sands Hotel and Casino in Atlantic City, New Jersey. As a result of previous bankruptcies of certain of GBCC's subsidiaries, GBCC's current business activity consists solely of the operation of Advanced Casino Systems Corporation ("ACSC"), its indirect wholly owned subsidiary. ACSC is the wholly owned direct subsidiary of the Debtor, PPI. ACSC provides information technology systems for various casinos throughout North America and is the sole remaining revenue-producing entity in the GBCC family. The Debtors believe that ACSC is solvent, and ACSC is not a debtor in these proceedings.

L. As alluded to above, all of the stock of ACSC ( "ACSC Common Stock") is owned by PPI, and, with the exception of some cash that PPI has on hand, the ACSC Common Stock is the only asset of the Debtors' estates with material value.

M. The Debtors filed these cases with the goal of maximizing value for their creditors and interest holders through a transaction to sell the ACSC Common Stock and then distributing the sale proceeds and other remaining assets to the Debtors' creditors and winding down the business affairs of the Debtors.

N. Simultaneously with the filing of the four Debtors' voluntary petitions under Chapter 11, the Debtors filed a "Debtors' Joint Chapter 11 Plan Dated
     December    , 2001" (the "Plan") which contemplates the distribution of the
              ---
     sale proceeds realized from a sale of the ACSC Common Stock to the creditors of the Debtors. The Plan has been pre-negotiated with HWCC. The Debtors' Plan proposes that the miscellaneous vendor and tax claims be paid in cash in full on the effective date of the Plan or, if applicable, as soon as any such claim becomes allowed by the Court.

O. Prepetition, and in the face of the Debtors' insolvency, and in conjunction with the Debtors' efforts to find the optimal way to maximize value for their creditors and shareholders, the Debtors, for several months, undertook an extensive process to evaluate strategic alternatives. The strategic alternatives that were evaluated included, among other things, a possible sale of ACSC to a strategic or financial buyer or an outright liquidation of the Debtors and conveyance of the assets (including the ACSC Common Stock) directly to the Debtors' creditor(s). The Debtors determined, in the exercise of their business judgment and based upon advice from financial advisors, that a sale of the ACSC Common Stock to an interested party would likely provide the fairest and best available opportunity to maximize value to constituents.

P. Accordingly, the Debtors and ACSC, with the assistance of CIBC World Markets, Inc. ("CIBC"), and in consultation with Hollywood Casino Corporation, actively sought out prospective purchasers for ACSC for most of the year 2000. CIBC and the Debtors identified various parties who might be prepared to bid for the ACSC Common Stock. As a result of extensive marketing efforts, and after discussions with various parties who expressed interest in bidding on ACSC (and after discussions with one other party who actually submitted a bid), the Debtors and Bally's Gaming, Inc. ("Bally's") began in-depth discussions concerning a possible sale of ACSC to Bally's. These negotiations intensified in September 2001 and entailed good faith, arms' length negotiations that occurred over the next several weeks.

Q.   On December   , 2001, the discussions with Bally's culminated into an
                ---
     agreement by GBCC, PPI and ACSC to sell the ACSC Common Stock to ACSC Acquisitions, Inc., a Nevada corporation and wholly owned subsidiary of Bally's ("Buyer"). The Stock

     Purchase Agreement by and among Buyer, ACSC, PPI and GBCC, dated as
     of        , 2001 (the "SPA") was attached to the Alternative Bid Procedures
       --------
     Motion.

R. In connection with the SPA, and in light of the Debtors' financial condition and level of indebtedness, the Debtors and Buyer agreed that Buyer's acquisition of the ACSC Common Stock would be implemented pursuant to Chapter 11 filings by each of the Debtors and, specifically, through a motion filed pursuant to Sections 363 and 365 of the Bankruptcy Code seeking Bankruptcy Court approval for the sale by the Debtor, PPI, of the ACSC Common Stock and, relatedly, approval for GBCC's and PPI's assumption of the SPA.

S. Neither the Buyer, nor any affiliate, is an "insider" or "affiliate" of any of the Debtors or any of their affiliates as such terms are defined in the Bankruptcy Code. The SPA was negotiated at arm's length, with each party represented by competent counsel of its own choosing. The Buyer has acted in "good faith" faith as such term is defined under Section 363(m) of the Bankruptcy Code and under general principles of bankruptcy law.

T. The Debtors expended considerable time and expense prepetition in diligently and continuously marketing the ACSC Common Stock (for many months) and Buyer likewise has expended considerable time and expense negotiating the SPA with the Debtors. The Debtors have represented that they believe that the SPA with Buyer presents the fairest and best opportunity to maximize value for their estates and have asked the Court to approve a private sale to Buyer in the Sale Motion filed simultaneously with the Alternative Bid Procedures Motion (without the need for any further auction process). As contemplated by the SPA, the Debtors nevertheless have filed the Alternative Bid Procedures Motion seeking approval for certain bid protections and procedures, as well as notice procedures, in the event the Court will not grant the Sale Motion prior to a formal postpetition auction process.

U. HWCC is supporting the granting of the relief requested in the Alternative Bid Procedures Motion, in the event the Court will not grant the Sale Motion without an auction.

V. Since the Court has determined that a post-petition auction should occur with regard to the ACSC Common Stock, it appears that granting the Alternative Bid Procedures Motion is in the best interests of the Debtors, their estates and creditors.

W. The entering into of these Bid Procedures and Bid Protections (as hereinafter defined) is within the Debtors' business judgment, and in the best interests of the Debtors, their estates and creditors.

X. The relief requested in the Alternative Bid Procedures Motion is necessary and appropriate to assist the Debtors in their efforts to obtain the maximum value for the ACSC Common Stock and to yield the greatest return to their creditors.

Y. There appear to be significant benefits to the Debtors in approving the Bid Protections and Bid Procedures (as hereinafter defined).

NOW, THEREFORE, IT IS HEREBY:

     ORDERED that the Alternative Bid Procedures Motion is granted; and it is further

     ORDERED that any objections to the Alternative Bid Procedures Motion or the relief requested therein which have not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled on the merits; and it is further

     ORDERED that, in connection with (i) the Sale Motion; (ii) the SPA; and
(iii) the Debtor, PPI's, proposed sale to Buyer of the ACSC Common Stock, the following bidding procedures (the "Bidding Procedures"), bidding protections (the "Bidding Protections"), and notice procedures (the "Notice Procedures"), which are substantially in the form of the procedures set forth in Section 10.3 of the SPA, are hereby approved and shall be employed by the Debtors, and shall apply with regard to any party who may be interested in submitting a competing bid (a "Competing Bid") for the ACSC Common Stock (a party submitting a Competing Bid is referred to herein as a "Competing Bidder"):

I. Approval of Payment of Break-Up Fee and Expense Reimbursement in Certain Circumstances.

     (A) An "Overbid Event" shall be deemed to occur if any of the following shall occur: (i) the Bankruptcy Court shall approve or authorize any transaction for the sale of the ACSC Common Stock or ACSC to any person other than Buyer (or Buyer's permitted assigns), whether in connection with a sale under Section 363 of the Bankruptcy Code, confirmation of a plan of reorganization, or otherwise, or (ii) the Bankruptcy Court shall approve or authorize any transaction that is a competing or preclusive transaction, whether in connection with a sale under Section 363 of the Bankruptcy Code, confirmation of a plan of reorganization, or otherwise.

     (B) Upon the closing of any transaction constituting an Overbid Event, the Debtors shall pay to Buyer a break-up fee of $400,000 (the "Break-Up Fee") by wire transfer of immediately available funds to an account designated by Buyer upon the consummation of the competing or preclusive transaction from the proceeds of the closing of such transaction.

     (C) Upon the first business day after the closing of any transaction constituting an Overbid Event, but in any event, not more than 120 days after the occurrence of an Overbid Event, the Debtors shall pay Buyer for its out-of-pocket costs and expenses (including reasonable, documented, legal, accounting, consulting and other consultant fees and expenses) not to exceed $150,000 in the aggregate (the "Expense Reimbursement"), by wire transfer of immediately available funds to an account designated by Buyer.

     (D) The Break-Up Fee and the Expense Reimbursement shall have administrative priority under Section 503(b) of the Bankruptcy Code.

     (E) The Break-Up Fee and the Expense Reimbursement are necessary to preserve the value of the ACSC Common Stock and are hereby approved as fair, reasonable, and in the best interests of the Debtors, their estates, and their creditors and interest holders.

II. Approval of Certain Bid Requirements that Shall be Applicable for any Competing Bids and Certain Bid Protections for Buyer.

     (A) Overbid Requirement. No Competing Bid shall be considered, accepted or approved by the Debtors unless it is made pursuant to terms and conditions identical to those contained in the SPA (except with respect to the Purchase Price and the identity of the proposed purchaser), and provides for aggregate consideration having a value equal to at least the sum of (i) the Purchase Price, plus (ii) the Break-Up Fee, if any is required to be paid on account of the competing bid, plus (iii) the Expense Reimbursement, plus (iv) $500,000, and, if there is a bidding process, each successive Competing Bid thereafter shall be required to be in increments of at least $100,000 net consideration to the Debtors in each round of bidding.

     (B)  Financial Wherewithal of Competing Bidders and No Contingencies. No

          Competing Bid will be considered unless the Debtors determine that the Competing Bidder has the capacity to complete the purchase of the ACSC Common Stock and that the Competing Bid is not subject to any financing or due diligence contingency.

     (C) Right of First Refusal. Buyer shall have the right of first refusal to match any Competing Bid conforming with the provisions contained herein, including the last and final bid of any Competing Bidder prior to the time an auction (if any be so ordered) is declared to be complete. The effect of Buyer's exercise of such right will be to award to Buyer the right to purchase the ACSC Common Stock, without any further bidding being permitted, on the terms and subject to the conditions described in the SPA (except as to Purchase Price), and in such event Buyer shall forfeit the Break-Up Fee.

     (D) Copies of Competing Bids. Copies of any and all Competing Bids, motions, objections or any other bankruptcy pleadings relating to the sale of the ACSC Common Stock shall be delivered to Buyer by the Debtors within one business day of their receipt by the Debtors.

III. Solicitation.

     (A) As set forth in the provisions of Section 6.3 of the SPA, which provisions the Court herein expressly approves and hereby makes binding upon the Debtors, ACSC, and the Buyer, none of the Debtors nor ACSC shall, nor shall they authorize or permit any of their respective Affiliate direct or indirect subsidiaries to, nor shall any such Affiliate subsidiary authorize or permit any officer, director, stockholder, agent or representative thereof to directly or indirectly solicit, initiate or seek from any third person (a "Third Person") the submission of any Competing Bid or Acquisition Proposal. For purposes of this order, an "Acquisition Proposal" means any proposal with respect to a merger, consolidation, share exchange or similar transaction involving ACSC or the Debtors, or any purchase of all or a significant portion of the assets of ACSC, or any equity or other ownership interest in or control of ACSC, other than the transactions contemplated in the SPA with Buyer.

     (B) Notwithstanding the foregoing, nothing contained in this Order or the SPA or elsewhere shall prevent the Debtors or ACSC, or any of their respective direct or indirect subsidiaries (consistent with the fiduciary duties of the Debtors to obtain the highest and best offer for the ACSC Common Stock), from (i) cooperating with or responding to unsolicited inquiries from, or negotiating with, any Competing Bidder or Third Person who expresses, or has expressed, prior to the date hereof, interest in an Acquisition Proposal, including granting to such Competing Bidder or Third Person access to the books, records and documents pertaining to the Debtors and the assets which are the subject of the SPA; (ii) responding to unsolicited inquiries submitted by Competing Bidders or Third Persons, subject, however, to the provisions of this Part III of this Order; (iii) providing notice of the transactions contemplated by the SPA and in the Sale Motion to all creditors and parties in interest and any and all Competing Bidders or Third Persons who have heretofore expressed an interest in an Acquisition Proposal; (iv) cooperating, negotiating or entering into an agreement with any Competing Bidder or Third Person that expresses or has expressed an interest in an Acquisition Proposal on terms more favorable to the Debtors, as determined by the boards of directors of the Debtors, than those contained in the SPA; or (v) complying in all respects with orders of this Court

IV. Information to Competing Bidders. The Debtors and ACSC will coordinate and provide the necessary information for due diligence to any Competing Bidder. In addition to participating in negotiations or discussions with Competing Bidders, the Debtors and ACSC shall furnish to such potential bidders certain nonpublic information so long as such Competing Bidders:
     (i) execute and deliver to the Debtors a confidentiality agreement in form and substance acceptable to the Debtors, and (ii) execute and deliver to the Debtors information, which in the Debtors' view, demonstrates the financial capability of such entity to consummate the purchase of the ACSC Common Stock within the time frame set out in the SPA and this Order.

V. Notice to Parties-in-Interest. The Debtors shall provide a copy of the Sale Motion and notice of the hearing on the Sale Motion (to the extent such pleading and notice have not already been provided) to: (A) HWCC and its counsel, (B) all other creditors that might assert a claim against any of the Debtors or a lien against the ACSC Common Stock (and their counsel, if known), (C) all parties to executory contracts with any of the Debtors (and their counsel, if known), (D) any parties who have requested special notice in these cases; (E) the United States Trustee, (F) the IRS and all taxing authorities known to assert claims against the Debtors or who might assert claims, (G) all governmental and regulatory agencies that ACSC and/or the Debtors are subject to in the various jurisdictions in which they do business, and (H) all record shareholders of GBCC, and (I) any Third Person who expresses, or has expressed, prior to the date hereof, interest in an

     Acquisition Proposal, including potential bidders who have made previous contacts with the Debtors and submitted proposals, and any other potential purchasers whose names are given to the Debtors by a party-in-interest. The Debtors will be required to show that the above-mentioned parties received at least 20 days notice (or 23 days notice, if notice was by regular mail) of the hearing on the Sale Motion. Additionally, the Debtors shall, within 2 business days of the signing of this Bid Procedures Order, serve a copy of this Order on all of the above-referenced persons.

VI. Competing Bid and Scheduling of Sale Motion Hearing. Any Competing Bids must be submitted to Stacey Jernigan, Haynes and Boone, LLP, with a copy to the Debtors, to the attention of GBCC's Chief Executive Officer, John Hull, so as to be received not later than 11:00 a.m. eastern time on the date which is three Business Days prior to the hearing on the Sale Motion (the "Bid Deadline"). A hearing on the Sale Motion shall be held on
      --- --------
                       , 2002 at                             .m. before the
     ------------------          ------------------------ ---
     Honorable                In the United States Bankruptcy Court for the
              ---------------
     District of Delaware, Marine Midland Plaza, 824 Market Street, 6th Floor, Wilmington, Delaware 19801, or as soon thereafter as counsel can be heard.

VII. Auction if Necessary. If the Debtors receive a Competing Bid, the Debtors shall conduct an auction (the "Auction") at the offices of Klehr, Harrison,
                                    -------
     Harvey, Branzburg & Ellers, LLP, 919 Market Street, Suite 1000, Wilmington, DE 19801, Telephone 302-426-1189, on the date that is one business day
     prior to the hearing on the Sale Motion, beginning at         .m. Eastern
                                                           ----- --
     Standard Time or such later time or other place as the Debtors shall notify all Competing Bidders who have submitted Competing Bids. Only Buyer, the Debtors, HWCC, a representative of any committee appointed in this bankruptcy case, the U.S. Trustee, and any Competing Bidders who have timely submitted Competing Bids shall be entitled to attend the Auction, and only Buyer and Competing Bidders shall be entitled to make any subsequent Competing Bids at the Auction. Bidding at the Auction shall continue until such time as the highest and best Competing Bid is determined, and shall be subject to Buyer's right of first refusal as set forth in this Order. The Debtors shall be permitted to announce at the Auction additional procedural rules that are reasonable under the circumstances (e.g., the amount of time allotted to make subsequent overbids) for conducting the Auction so long as such rules are not inconsistent with these Bidding Procedures. At least one business day prior to the Auction, the Debtors shall give Buyer and all other Competing Bidders a copy of the highest and best Competing Bid received (which shall be designated as such) and copies of all other Competing Bids. In addition, the Debtors shall inform Buyer and each Competing Bidder who has expressed its intent to participate in the Auction the identity of all Competing Bidders that may participate in the Auction.

VIII. Objection Deadline. Objections to the Sale Motion, shall be filed on or before the Bid Deadline and be served upon counsel for the Debtors and counsel for Buyer so as to be received by such counsel and counsel for the Debtors on or before the Bid Deadline.

IX. Approval of Sale of ACSC Common Stock. At the Sale Motion hearing, the Debtors shall inform the Court as to whether there were any Competing Bids and seek authority to sell the ACSC Common Stock to either Buyer, or any Competing Bidder with a higher and better offer, and the Debtors will take all actions necessary and helpful to consummate the transaction. It is further

     ORDERED that a final hearing on the Sale Motion shall be held on

                       , 2002 at                             .m. before the
     ------------------          ------------------------ ---
     Honorable in the United States Bankruptcy Court for the District of Delaware, Marine Midland Plaza, 824 Market Street, 6th Floor, Wilmington, Delaware 19801, or as soon thereafter as counsel can be heard.

     Signed this       day of                               , 2002.
                 -----        ------------------------------


                                            ------------------------------
                                            UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT G

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

     THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into to be effective as of the 19th day of December, 2001 among ADVANCED CASINO SYSTEMS CORPORATION, a Delaware Corporation (the "Employer") and LAWRENCE
C. COLE ("Employee").

                                    RECITALS
                                    --------

     A. Employer and Employee entered into that certain Employment Agreement dated as of January 1, 1996 as amended by that certain Amendment of Employment Agreement dated as of November 30, 1998 and that certain Second Amendment of Employment Agreement dated as of September 20, 2001 (as amended to date, the "Existing Employment Agreement");

     B. Employer entered into a Stock Purchase Agreement (the "Purchase Agreement") among Greate Bay Casino Corporation, PPI Corporation, Employer and ACSC Acquisitions, Inc. ("Buyer"), as acknowledged and agreed to by HWCC-Holdings, Inc. a Texas corporation ("HWCC"), providing for the sale of 100% of the capital stock of Employer to Buyer (the "Acquisition");

     C. Upon the consummation of the Acquisition, certain of the rights in Employer's Existing Employment Agreement will be triggered; and

     D. Employer and Employee now desire to amend the Existing Employment Agreement as provided below as an inducement to Buyer to enter into the transactions contemplated by the Purchase Agreement.

                                   AGREEMENTS
                                   ----------

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective only upon the Closing Date (as defined in the Purchase Agreement), the parties hereto agree as follows:

     Paragraph 8(c) of the Existing Employment Agreement is hereby amended and restated in its entirety to read as follows:

"(c) Transportation Expense. During the Term of this Agreement, Employer shall
     ----------------------
     pay to Employee $800.00 a month as reimbursement for the expense of an automobile to be either leased or purchased by Employee."

     Paragraph 8(e) of the Existing Employment Agreement is hereby amended and restated in its entirety to read as follows:

"(e) Incentive Bonus. During the Term of this Agreement, Employee shall receive
     ---------------
     an annual incentive compensation bonus equal to five (5%) percent of Employer's

     Net Operating Profit (as defined below) for so long as Employee is employed by Employer at the end of each calendar year (the "Incentive Bonus"). This incentive bonus will be calculated by Employer in January of each calendar year (or as soon as possible thereafter) using Employer's Net Operating Profit from the previous calendar year, and shall be paid by Employer to Employee no later than March 30th of each such calendar year. If Employee gives Employer the Employee Sale Termination Notice (as defined below) and terminates his employment on or after the Delayed Termination Date (as defined below) but prior to the end of any such fiscal year, Employer shall pay Employee a pro rata portion of the Incentive Bonus, calculated by determining five (5%) percent of Employer's Net Operating Profit from January 1st of that particular calendar year through Employee's termination date (the "Pro Rata Incentive Bonus"). This Pro Rata Incentive Bonus shall be paid within sixty (60) days after Employee's termination date. For purposes of this Paragraph 8(e), "Net Operating Profit" shall mean net income before interest income, interest expense and income taxes. Any Incentive Bonus shall be paid in addition to Employee's participation in any and all profit sharing plans, bonus participation, plans, stock options or other incentive compensation and profit sharing plans which are from time to time, made generally available by Employer or Employer's Affiliates to senior executive officers."

     Paragraph 8(f) of the Existing Employment Agreement is hereby amended and restated in its entirety to read as follows:

"(f)(1) Qualified Third-Party Sales. In the event of the consummation of a sale
        ---------------------------
     or other disposition of all or substantially all of the capital stock or assets of Employer during the Term of this Agreement either (i) to a third-party other than Hollywood Casino Corporation ("HCC"), (A) in which, at the time of such sale or other disposition, neither HCC nor any of its subsidiaries holds an equity interest in excess of twenty percent (20%),
     (B) of which, at the time of or prior to such sale or other disposition, Employee is neither an officer nor shareholder (either directly or indirectly), and (C) on behalf of which Employee has not participated in the pursuit of equity or debt financing necessary for such a sale or other disposition (a "Non-Management Qualified Third-Party Sale"), or (ii) which satisfies clause (A), but fails to satisfy either or both clauses (B) and
     (C), of the definition on Non-Management Qualified Third-Party Sale (a "Management Qualified Third-Party Sale"; Non-Management Qualified Third-Party Sales and Management Qualified Third-Party Sales are collectively referred to as "Qualified Third-Party Sales"), HWCC shall pay Employee from the Proceeds (as defined below) of the Qualified Third-Party Sales pursuant to Paragraph 8(f)(3) below, incentive compensation equal to
     (x) in the case of a Non-Management Qualified Third-Party Sale, 5% of the Proceeds up to $8 million, 10% of the Proceeds in excess of $8 million and 15% of the Proceeds in excess of $15 million (the "Non-Management Sale Incentive Compensation Amount") and (y) in the case of a Management Qualified Third-Party Sale, 50% of the Non-Management Sale Incentive Compensation Amount (the "Management Sale Incentive Compensation Amount" and together with the Non-Management Sale Incentive Compensation Amount, the "Sale Incentive Compensation"), subject to the following:

     (i) "Proceeds" shall mean all cash and non-cash consideration paid or committed to be paid by the buyer to the seller in accordance with the terms of the Qualified Third-Party Sale, including any conditional amounts to be paid by the buyer to the seller (e.g., amounts placed in escrow or subject to a "holdback"), with non-cash consideration to be valued at the amount determined by a qualified third-party appraiser selected by the seller in the Qualified Third-Party Sale; and

     (ii) No payment of Sale Incentive Compensation shall be due and payable unless Employee utilizes his best efforts to cooperate with, assist and support each of the buyer and the seller with the consummation of the Qualified Third-Party Sale, which best efforts shall include, but not be limited to, (a) ensuring any and all actions of Employee are supportive of the buyer and the Qualified Third-Party Sale, (b) delivering on a timely basis any and all information required by buyer in conducting its due diligence of the Employer, its assets, liabilities, business and prospects, and (c) promptly and accurately responding to any and all questions and requests for information by buyer regarding Employer, its assets, liabilities, business and prospects.

(2)  Bonus Payment. Notwithstanding anything to the contrary contained in this
     -------------
     Agreement, upon the consummation of a Qualified Third-Party Sale and for thirty (30) days thereafter, Employee shall have the right, in his sole discretion, to terminate this Agreement by providing written notice to Employer (the "Employee Sale Termination Notice"), and Employer shall accept such termination as of the date one hundred and eighty (180) days after the Employee Sale Termination Notice (the "Delayed Termination Date") and Employee and Employer will remain subject to the terms of this Agreement through the Delayed Termination Date. Within ninety (90) days from the applicable date of termination of this Agreement, Employer agrees to pay one-third of, and HWCC agrees, pursuant to Paragraph 8(f)(3) below, to pay two-thirds of, the Bonus Payment (as defined below) to Employee. "Bonus Payment" shall mean an amount equal to the aggregate Base Salary under Paragraph 8(a) (as adjusted according to Paragraph 8(b)) which would have been paid by Employer to Employee during the period from such applicable date of termination of this Agreement to December 31, 2003; provided, however, that if Employee provides the Employee Sale Termination
     --------  -------
     Notice but decides to continue to work beyond the Delayed Termination Date, the Bonus Payment shall still be made, but shall be calculated from the day that Employee actually terminates his Employment through December 31, 2003.

(3)  HWCC Payments; Escrow Account; Liabilities. Immediately upon receipt of the
     ------------------------------------------
     Proceeds, HWCC agrees to deposit the Bonus Escrow Amount (as defined below) with an escrow agent (the "Escrow Agent") jointly selected by HWCC and Employee, which funds shall be held and distributed in accordance with the terms of an escrow agreement, in the form attached hereto as Exhibit A.
                                                                  ---------
     "Bonus Escrow Amount" shall mean an amount equal to the sum of (i) if the Sale Incentive Compensation is not paid to Employee directly out of the Proceeds immediately upon receipt of the Proceeds, the Sale Incentive Compensation Amount, plus (ii) two-thirds of the product of $821.92 multiplied by the number of calendar days from the date one hundred and eighty (180) days after the consummation of the Qualified Third-Party Sale to December 31, 2003.

     (i)  Sale Incentive Compensation. Within three (3) business days after
          ---------------------------
          HWCC's receipt of the Proceeds, HWCC shall cause the Escrow Agent to pay Employee the Sale Incentive Compensation, unless such amount was previously paid by HWCC directly to Employee from the Proceeds. If the funds in the escrow account are insufficient to pay the entire Sale Incentive Compensation, HWCC shall pay Employee any such deficiency within such time period.

     (ii) Bonus Payment. Within ninety (90) days after the termination of this
          -------------
          Agreement pursuant to Paragraph 8(f)(2) above, HWCC shall cause the Escrow Agent to pay Employee two-thirds of the Bonus Payment. If the funds in the escrow account are insufficient to pay entire two-thirds of the Bonus Payment, HWCC shall pay Employee any such deficiency within such time period.

     (iii) No Employer Liability. Employee acknowledges and agrees that HWCC's
           ---------------------
          obligation to pay the amounts set forth in the foregoing clause (i) and (ii) are direct obligations of HWCC owing to Employee and that Employer shall have no liability therefore, regardless of whether HWCC satisfies such obligations. Employee further waives any claims against Employer or its affiliates relating to such payment obligations.

     (iv) One Time Payment Obligations. The obligation of (a) HWCC to pay the
          ----------------------------
          Sale Incentive Compensation and the Bonus Payment as provided hereunder, and (b) Employer to pay the Bonus Payment as provided hereunder, and the rights of Employee relating to the Sale Incentive Compensation and the Bonus Payment, shall only arise with respect to the consummation of the first Qualified Third Party Sale after the date hereof."

     Paragraph 11 of the Existing Employment Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Basic Restrictive Covenant. Employee hereby covenants and agrees that from
     --------------------------
     the date of this Amendment until the later of (1) December 31, 2003, or (2) the termination of Employer's employment with Employer or one of Employer's Affiliates, successors or assigns (the "Restrictive Covenant Expiration Date"), Employee shall not directly or indirectly, either as a principal, agent, employee, employer, consultant, partner, officer or director, shareholder of a closely held corporation or shareholder in excess of five percent (5%) of the outstanding capital stock of a publicly traded corporation, or in any other individual or representative capacity,

     (i) engage or otherwise participate in any manner or fashion in any business that is in competition in any manner whatsoever with the principal business and activities of Employer or Employer's affiliates; provided, however, that after Employee's actual
                      --------  -------
          termination of employment with Employer but prior to the Restrictive Covenant Expiration Date, neither (aa) maintenance programming services to Employer's existing system applications with Employer's existing customers nor (bb) consulting services to Employer's existing customers or suppliers, that are not related to the development of either (x) a casino management system applications or (y) an on-line slot management system application, shall not considered a violation of this clause (i); or
                  ----------

     (ii) interfere with the business or activities of Employer, its affiliates or any of its successors by, directly or indirectly, soliciting or inducing, or attempting to solicit or induce, any existing or future employee of the Employer or its affiliates, or any of their respective successors, to terminate his or her employment in order to become an employee, consultant or independent contractor to or for Employee or any other employer; or

     (iii)hire or attempt to hire any existing or future employee of Employer or its affiliates, or any of their respective successors; or

     (iv) solicit any customer or supplier of Employer or its affiliates, or of any of their respective successors, to terminate or adversely alter in any material respect any relationship such customer or supplier, as applicable, may have with Employer, its affiliates or any of their respective successors.

(b)  Damages. The parties hereto recognize and agree that in the event of a
     -------
     breach of this Agreement by a party, money damages would not be an adequate remedy to the injured party for such breach and, even if money damages were adequate, it would be impossible to ascertain or measure with any degree of accuracy the damages sustained by such injured party therefrom. Accordingly, if there should be a breach or threatened breach by a party of any provisions of this Agreement, the injured party shall be entitled, either with or without pursuing any other available potential damage remedies, to immediately seek an injunction prohibiting any such actual or threatened breach or violation of this Agreement without showing or proving actual damage sustained (or to be sustained) by the injured party. Nothing in the preceding sentence shall limit or otherwise affect any remedies that a party may otherwise have under applicable law.

(c)  Enforceability. Employee hereby further acknowledges and agrees that the
     --------------
     restrictive covenant contained in this Paragraph 11 is reasonable as to duration, scope and geographical area that the same protects the legitimate interests of Employer and Employer's Affiliates, imposes no undue hardship on Employee and is not injurious to the public. In addition, such restrictive covenant is in consideration in part, for the Sale Incentive Compensation and the Bonus Payment, and is an additional inducement for Buyer to enter into the Purchase Agreement. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies of New Jersey. Accordingly, if any provision of this Agreement shall be adjudicated to be invalid or unenforceable in whole or in part, such provision (or any portion thereof), shall be deemed amended without any action on the part of the parties hereto (including, without limitation, a reduction in duration, geographical area or prohibited business activities), to delete or to modify the portion adjudicated to be invalid or unenforceable, and such deletion or modification to be made only to the extent necessary to cause the provision as amended to be valid and enforceable."

     This Amendment, and any and all of the parties rights and obligations hereunder, shall only become effective upon the Closing Date (as defined in the Purchase Agreement).

     This Amendment contains the entire agreement among the parties with respect to the matters hereto and shall supersede all prior or contemporaneous oral or written negotiations, commitments, agreements and understandings with respect to such subject matter. Except as expressly modified herein, the Existing Employment Agreement is affirmed by the parties hereto in its entirety and shall remain in full force and effect.

                           (SIGNATURE PAGE TO FOLLOW)

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.


                                            EMPLOYER:
                                            ADVANCED CASINO CORPORATION


                                            ------------------------------------
                                            Name:

                                            Title:


                                            EMPLOYEE:


                                            ------------------------------------
                                            Lawrence C. Cole


Acknowledged and Agrees to Perform
its Obligations Hereunder:

HWCC-HOLDINGS, INC.


-------------------------------------------
Name:
Title:

                                    EXHIBIT A
                                    ---------

                                ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (this "Escrow Agreement") is made and entered
                                       ----------------
into as of this    day of          , 2002, by and among Lawrence C. Cole
                --        --------
("Employee"), HWCC-Holdings, Inc., a Texas Corporation ("HWCC"), and Nevada
  --------                                               ----
Title Company, as escrow agent ("Escrow Agent").
                                 ------------

                                    RECITALS

          WHEREAS, pursuant to that certain Third Amendment to Employment Agreement (the "Amendment"), dated as of December 20, 2001 by and between
                ---------
Employee and Advanced Casino Systems Corporation, a Delaware corporation (the "Company"), Employee, HWCC and the Company have agreed to certain amended terms
 -------
of employment; and

          WHEREAS, Employee, HWCC and Escrow Agent desire to set forth the terms
of an escrow governing $     , representing the Sale Incentive Compensation (the
                        -----
"Incentive Escrow Funds") under the Amendment, and $      , representing the
 ----------------------                             ------
Restrictive Covenant Payment under the Amendment (the "Restrictive Covenant
                                                       --------------------
Escrow Funds" and together with the Incentive Escrow Funds, the "Escrow Funds")
------------                                                     ------------
to be withheld to distribute to Employee (to the extent not previously paid by HWCC) pursuant to the Amendment.

          Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Amendment.

                                   AGREEMENTS

          Accordingly, in consideration of the foregoing recitals and of the respective agreements and covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

     1.1  Escrow Funds.
          ------------

          (a) Immediately upon receipt of the Proceeds, HWCC will deliver the Escrow Funds to Escrow Agent by wire transfer of immediately available funds to an account designated by Escrow Agent.

          (b) The Escrow Funds shall be held by Escrow Agent in a separate account (the "Escrow Account") for the benefit of Employee as provided in
                   --------------
     this Escrow Agreement.

     1.2  Acceptance of Appointment as Escrow Agent. Escrow Agent, by signing
         -----------------------------------------
this Escrow Agreement, accepts the appointment as Escrow Agent and agrees to accept, hold and distribute all Escrow Funds in accordance with the terms of this Escrow Agreement.

     1.3  Distributions; Investments.

          (a) Pending disbursement of the Escrow Funds, Escrow Agent shall invest the Escrow Funds in Permitted Investments (as hereinafter defined). All interest and other income earned on the Escrow Funds shall, until disbursed, also constitute a part of the Escrow Funds and shall, pending disbursement, be invested in Permitted Investments. For purposes of this Escrow Agreement, "Permitted Investments" shall mean (i) money market funds consisting of short-term U.S. Treasury securities, (ii) obligations of or guaranteed by the United States of America or any agency thereof, either outright or in connection with repurchase agreements covering such obligations, or obligations of or guaranteed by any state or political subdivision thereof with a maturity not later than six months from the date of investment, (iii) certificates of deposit or bankers' acceptances issued by Escrow Agent or by any other national or state-chartered bank having total assets of at least $500,000,000 with a maturity not later than six months from the date of investment and (iv) such other investments as may be specified from time to time to Escrow Agent by joint written instructions of Employee and HWCC.

          (b) As and when any amount is needed for a payment under this Escrow Agreement and there is not then sufficient cash available in the Escrow Account, Escrow Agent shall cause a sufficient amount of the Permitted Investments to be converted into cash. None of Employee, HWCC or Escrow Agent shall be liable for any loss of principal or income due to the choice of Permitted Investments in which the Escrow Funds are invested or the Permitted Investments sold or converted pursuant to this paragraph (b).

     1.4  Distribution of Incentive Escrow Funds to Employee. Escrow Agent shall
          --------------------------------------------------
disburse to Employee the Sale Incentive Compensation (to the extent not previously paid to Employee by HWCC) in accordance with the applicable provisions of the Amendment. Such distribution shall be made out of the Incentive Escrow Funds in cash, including cash derived from liquidation of Permitted Investments in accordance with Section 1.3(b). Payment shall only be
                                         --------------
made by Escrow Agent after (i) the delivery to Escrow Agent of written instructions signed by Employee, on the one hand, and HWCC, on the other hand, specifying an amount to be paid from the Incentive Escrow Funds to Employee or
(ii) the delivery to Escrow Agent and HWCC of a copy of a Final Determination establishing the Employee's right to payment of the Sale Incentive Compensation under this Escrow Agreement and the Amendment. Payments made by

Escrow Agent pursuant to the preceding sentence shall be made within ten days of receipt of such joint written instructions or copy of the Final Determination. A "Final Determination" shall mean a final judgment of a court of competent
 -------------------
jurisdiction or an administrative agency having the authority to determine any amount payable to Employee hereunder and in accordance with the Amendment and the denial of, or expiration of all rights to, appeal related thereto.

     1.5  Distribution of Restrictive Covenant Escrow Funds to Employee. Escrow
          -------------------------------------------------------------
Agent shall disburse to Employee the Restrictive Covenant Payment (to the extent not previously paid to Employee by HWCC) in accordance with the applicable provisions of the Amendment. Such distribution shall be made out of the Restrictive Covenant Escrow Funds in cash, including cash derived from liquidation of Permitted Investments in accordance with Section 1.3(b). Payment
                                                        --------------
shall only be made by Escrow Agent after (i) the delivery to Escrow Agent of written instructions signed by Employee, on the one hand, and HWCC, on the other hand, specifying an amount to be paid from the Restrictive Covenant Escrow Funds to Employee or (ii) the delivery to Escrow Agent and HWCC of a copy of a Final Determination establishing the Employee's right to payment of the Restrictive Covenant Payment under this Escrow Agreement and the Amendment. Payments made by Escrow Agent pursuant to the preceding sentence shall be made within ten days of receipt of such joint written instructions or copy of the Final Determination.

     1.6  Distribution of Remaining Escrow Funds. Not later than the tenth
          --------------------------------------
business day after a distribution has been made to the Employee (or it has been determined that no distribution shall be made to Employee) under Section 1.4,
                                                                 -----------
Escrow Agent shall distribute any remaining Incentive Escrow Funds to HWCC. Not later than the tenth business day after a distribution has been made to the Employee (or it has been determined that no distribution shall be made to Employee) under Section 1.5, Escrow Agent shall distribute any remaining
                -----------
Restrictive Covenant Escrow Funds to HWCC.

                                    ARTICLE 2

     2.1  Rights and Responsibilities of Escrow Agent.
          --------------------------------------------

               (a) The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between HWCC and Employee, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from HWCC or Employee or any entity or person acting on the respective behalf of any of them. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

               (b) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Funds (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Funds), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

               (c ) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on the part of Escrow Agent. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document delivered in accordance with this Escrow Agreement by HWCC and/or Employee, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of nominees, correspondents, assignees, subagents or subcustodians identified to, and approved by HWCC and Employee in writing prior to appointment, or (iv) for an amount in excess of the value of the Escrow Funds, valued as of the applicable date of such act, omission, loss or injury.

               (d) Escrow Agent may consult with legal counsel at the expense of HWCC as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

               (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any terrorist act, act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

               (f) Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

               (g) Escrow Agent shall provide to Employee and HWCC monthly statements identifying transactions, transfers or holdings of Escrow Funds and each such statement shall be deemed to be correct and final upon receipt thereof by Employee and HWCC unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of delivery of such statement.

               (h) Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

               (i) Notices, instructions or other communications shall be in writing and shall be given to the address set forth in Section 3.1 (or to such
                                                       -----------
other address as may be substituted therefor by written notification to the parties hereto). Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Employee or HWCC or by a person or persons authorized by Employee or HWCC. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

               (j) HWCC shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related
                          ------
to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on the part of Escrow Agent); provided, however, that nothing
                                         --------  -------
contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

               (k) Employee, on the one hand, and HWCC, on the other hand, may, acting jointly, remove Escrow Agent at any time by giving to Escrow Agent fifteen (15) calendar days' prior notice in writing signed by Employee, on the one hand, and HWCC, on the other hand. Escrow Agent may resign at any time by giving Employee and HWCC fifteen (15) calendar days' prior written notice thereof.

               (l) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, Employee and HWCC shall appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period,

Escrow Agent may, in its sole discretion, may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by HWCC.

               (m) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Funds then held hereunder to the successor Escrow Agent or hold such Escrow Funds (or any portion thereof), pending distribution, until all Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent are paid. Upon delivery of the Escrow Funds to the successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

               (n) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Escrow Funds, unless Escrow Agent receives written instructions, signed by Employee, on the one hand, and HWCC, on the other hand, which eliminates such ambiguity or uncertainty. In the event of any dispute between or conflicting claims by or among Employee, on the one hand, and HWCC, on the other hand, and/or any other person or entity with respect to any Escrow Funds, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Funds so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in anyway to Employee or HWCC for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting and Escrow Agent may, in addition, elect, in its sole discretion to comments an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by HWCC.

     2.2  Fees and Expenses of Escrow Agent. Escrow Agent shall (a) be paid a
          ---------------------------------
set-up and maintenance fees for its services under this Escrow Agreement as provided by Exhibit A (the "Escrow Fees") and (b) be entitled to reimbursement
            ---------       -----------
for reasonable expenses (including the reasonable fees and disbursements of its counsel) actually incurred by Escrow Agent in connection with its duties under this Escrow Agreement (the "Escrow Expenses"). All Escrow Fees and Escrow
                            ---------------
Expenses shall be paid by HWCC.

                                    ARTICLE 3

     3.1  Notices. All notices, requests, consents or other communications
          -------
required or permitted under this Escrow Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party (a) when received by such party if delivered by hand, (b) upon confirmation when delivered by telecopy, (c) within one day after being sent by recognized overnight delivery service, or (d) within three business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

                   (a)   If to Employee, to:

                         Lawrence C. Cole
                         [address]
                         [city, state zip]
                         Telecopy:
                                   --------------


                   (b)   If to HWCC, to:

                         c/o Hollywood Casino Corporation
                         Two Galleria Tower, Suite 2200
                         13455 Noel Road, LB 48
                         Dallas, Texas 75240
                         Attention:  Walt Evans
                         Telecopy:  972-716-3903

                         with a copy (which shall not constitute notice) to:

                         Weil, Gotshal & Manges LLP
                         100 Crescent Court, Suite 1300
                         Dallas, Texas 75201
                         Attention:  Michael A. Saslaw
                         Telecopy:  214-746-7777


                   (c)   If to Escrow Agent, to:

                         Nevada Title Company
                         3320 West Sahara Avenue, Suite 200
                         Las Vegas, Nevada  89102
                         Attention:  Linda LaForest, Trustee Services Department
                         Telecopy:  702-252-7410

Any party by written notice to the other parties pursuant to this Section 3.1
                                                                  -----------
may change the address or the persons to whom notices or copies thereof shall be directed.

     3.2  Assignment. This Escrow Agreement and the rights and duties hereunder
          ----------
shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of the parties to this Escrow Agreement. No rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other parties.

     3.3  Amendment. This Escrow Agreement may be amended or modified only by an
          ---------
instrument in writing duly executed by all the parties to this Escrow Agreement.

     3.4  Waivers. Any waiver by any party hereto of any breach of or failure to
          --------
comply with any provision of this Escrow Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Escrow Agreement.

     3.5  Governing Law. This Escrow Agreement shall be governed by and
          -------------
construed in accordance with the internal laws of the State of New Jersey without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New Jersey. The parties hereby waive any right to have trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Escrow Agreement, whether grounded in tort, contract or otherwise.

     3.6  Construction. The headings in this Escrow Agreement are solely for
          ------------
convenience of reference and shall not be given any effect in the construction or interpretation of this Escrow Agreement. Unless otherwise stated, references to sections and exhibits are references to sections and exhibits of this Escrow Agreement.

     3.7  Third Parties. Nothing expressed or implied in this Escrow Agreement
          -------------
is intended, or shall be construed, to confer upon or give any person or entity other than HWCC, Employee and Escrow Agent any rights or remedies under, or by reason of, this Escrow Agreement.

     3.8  Termination. This Escrow Agreement shall automatically terminate upon
          -----------
the distribution of all Escrow Funds from the Escrow Account.

     3.9  Counterparts. This Escrow Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

     3.10 Attorneys' Fees. If any action at law or in equity is necessary to
          ---------------
enforce or interpret the terms of this Escrow Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

     3.11 Miscellaneous.
          -------------

     (a) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequence exercise of such right or remedy.

     (b) Employee, HWCC and Escrow Agent each hereby represents and warrants (i) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Escrow Agreement by it do not and will not violate any applicable law or regulation.

     (c) The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision, and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

     (d) This Escrow Agreement, together with the Amendment, shall constitute the entire agreement of the parties with respect to their respective subject matter and supersedes all prior or contemporaneous oral or written agreements in regard thereto. To the extent that any provision in this Agreement conflicts with any provision in the Amendment, the provisions of this Agreement shall govern.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                  LAWRENCE C. COLE


                                  ------------------------------------


                                  HWCC-HOLDINGS, INC.


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------


                                  NEVADA TITLE COMPANY


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------

                                    EXHIBIT A
                                    ---------

Initial Escrow Fee:  $
------------------    -----
IBA Accounting Fee:  $45 for initial deposit and $5 for each additional deposit
------------------
or withdrawal

                              DISCLOSURE SCHEDULES

                                       TO

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                            ACSC ACQUISITIONS, INC.,

                      ADVANCED CASINO SYSTEMS CORPORATION,

                                 PPI CORPORATION

                                       and

                          GREATE BAY CASINO CORPORATION

                             Dated December 19, 2001

These Disclosure Schedules are subject to the following terms and conditions:

     1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Stock Purchase Agreement, dated December 19, 2001, by and among ACSC Acquisitions, Inc., Advanced Casino Systems Corporation, PPI Corporation and Greate Bay Casino Corporation (the "Stock Purchase Agreement").

     2. The introductory language and headings to each section of these Disclosure Schedules are inserted for convenience only and shall not create a different standard for disclosure than the language set forth in the Stock Purchase Agreement.

     3. The inclusion of any item in any section of these Disclosure Schedules, which section requires the listing of a "material" item or an item or action which would have a material adverse effect, shall not be deemed to be an admission that the included item is "material" or would have a material adverse effect.

     4. The inclusion of any item in any section of these Disclosure Schedules, which section requires the listing of an item or action which is not in the ordinary course of business, shall not be deemed to be an admission that the included item or action is not in the ordinary course of business.

     5. If the disclosure set forth in any section of these Disclosure Schedules contains reasonably sufficient detail and information to modify any of the other sections of these Disclosure Schedules, such disclosure shall be deemed to be included in all other reasonably applicable sections of these Disclosure Schedules.

                                  Schedule 2.4

                            Required Seller Consents
                            ------------------------

1. Consent and acknowledgement of HWCC-Holdings, Inc. to the Stock Purchase Agreement.

2. Approval by the following gaming regulatory authorities to the transactions contemplated by the Stock Purchase Agreement unless the gaming license of the Company is permitted to be surrendered and is actually surrendered at
     Closing:

     (a)  Mississippi Gaming Commission

     (b)  Indiana Gaming Commission

     (c)  Nevada Gaming Commission/Nevada Gaming Control Board

     (d) New Jersey Casino Control Commission/New Jersey Division of Gaming Enforcement

     (e)  Louisiana State Police/Louisiana Gaming Control Board

     (f)  Colorado Division of Gaming

     (g)  Cabazon Board of Mission Indians Gaming Commission

     (h)  Mohegan Tribe of Indians Tribal Gaming Commission

     (i)  Morongo Gaming Agency

     (j)  The Twenty-Nine Palms Board of Mission Indians Gaming Commission

3. Necessity to amend the pending gaming license applications or gaming license renewal applications of the Company with the following gaming regulatory authorities as a result of the transactions contemplated by the Stock Purchase Agreement:

     (a)  Delaware State Lottery

     (b)  Shoshone - Bannock Gaming Commission

     (c) Alcohol and Gaming Commission of Ontario Gaming Registration and Lotteries

     (d) New Jersey Casino Control Commission (New Jersey Division of Gaming Enforcement)

                                  Schedule 2.6

                                      Liens
                                      -----

None.

                                  Schedule 2.7

                                 Brokerage Fees
                                 --------------

None

                                  Schedule 2.8

                                   Litigation
                                   ----------

Schedule 3.17 is incorporated herein by reference.
-------------

                                  Schedule 2.9

                            Intercompany Indebtedness
                            -------------------------

1. Claims of Greate Bay, the Seller or other Debtors (including their respective direct and indirect subsidiaries and affiliates) against the Company arising out of or in connection with that certain Management and Administrative Services Agreement dated as of October 1, 1998, between Hollywood Casino Corporation and Greate Bay, as amended by that certain First Amendment to Management and Administrative Services Agreement dated as of October 13, 1999, between the parties and that certain Second Amendment to Management and Administrative Services Agreement dated as of January 1, 2000, between the parties

2. Schedule 3.12(e) is incorporated herein by reference
   ----------------

                                  Schedule 3.4

                            Required Company Consents
                            -------------------------

Schedule 2.4 is incorporated herein by reference.
------------

                                  Schedule 3.9

                            Intercompany Indebtedness
                            -------------------------

Schedule 2.9 and Schedule 3.12(e) are incorporated herein by reference.
------------     ----------------

                                  Schedule 3.10

                            Contracts and Agreements
                            ------------------------

1.   Employment Agreements
     ---------------------

          (a) Employment Agreement dated as of January 1, 1996, between the Company and Lawrence C. Cole, as amended by Amendment to Employment Agreement dated as of November 30, 1998, between the parties, Second Amendment to Employment Agreement dated as of September 20, 2001, between the parties and Third Amendment to Employment Agreement dated as of December 19, 2001, between the parties.

          (b) Employment Agreement, dated as of August 1, 2000, by and between the Company and Jay Sarno.

          (c) Employment Agreement, dated as of August 1, 2000, by and between the Company and Kathleen McCracken.

          (d) Employment Agreement, dated as of August 1, 2000, by and between the Company and Wayne Walkwitz.

          (e) Employment Agreement, dated as of August 1, 2000, by and between the Company and William Haynes.

          (f) Employment Agreement, dated as of August 1, 2000, by and between the Company and Patrick Bolger.

          (g) Employment Agreement, dated as of August 1, 2000, by and between the Company and Donald Karrer.

          (h) Employment Agreement, dated as of August 1, 2000, by and between the Company and Theodore Koenig.

          (i) Employment Agreement, dated as of August 1, 2000, by and between the Company and Edward Gyenge II.

          (j) Employment Agreement, dated as of August 1, 2000, by and between the Company and Frank Silvestro.

          (k) Employment Agreement, dated as of August 1, 2000, by and between the Company and Michael Grawl.

          (l) Employment Agreement, dated as of August 1, 2000, by and between the Company and Diana MacEwan.

          (m) Employment Agreement, dated as of August 1, 2000, by and between the Company and Rosemarie Brown.

          (n) Employment Agreement, dated as of August 1, 2000, by and between the Company and James Joyce.

          (o) Employment Agreement, dated as of August 1, 2000, by and between the Company and Diane Renzetti.

          (p) Employment Agreement, dated as of August 1, 2000, by and between the Company and Steven Houle.

          (q) Employment Agreement, dated as of August 1, 2000, by and between the Company and Paul McLaughlin.

2.   License and Maintenance Agreements
     ----------------------------------

          (a) License Agreement, dated as of July 5, 2000, and Maintenance and Support Agreement, dated as of January 1, 2000, by and between the Company and Hollywood Casino-Aurora, Inc.

          (b) License Agreement, dated as of January 1, 2000, and Maintenance and Support Agreement, dated as of January 1, 2000, by and between the Company and HWCC-Tunica, Inc.

          (c) License Agreement, dated as of October 12, 2000, and Maintenance and Support Agreement, dated as of October 12, 2000, by and between the Company and Hollywood Casino Shreveport.

          (d) Software License Agreement, dated as of June 27, 1998 by and among the Company, Advanced Casino Systems International, Inc. Computerized Management Systems International, Inc. and Greate Bay Hotel and Casino, Inc., together with Maintenance Agreement, dated as of October 1, 2000, by and between the Company and Sands Hotel and Casino.

          (e) Advanced Casino Systems License Agreement, dated as of December 22, 1999, by and between the Company and Sun International North America, Inc. (with Maintenance Agreement as Exhibit E).

          (f) License Agreement, dated as of February 18, 1999, by and between the Company and Venetian Casino Resort, LLC.

          (g) License Agreement, dated as of February 11, 2000, and Maintenance and Support Agreement, dated as of February 9, 2000, by and between the Company and Belterra Resort Indiana, LLC dba Belterra Resort & Casino, together with Additional Product Supplement - TMS(TM) dated September 11, 2000, between the parties.

          (h) License Agreement, dated as of March 6, 2000, and Maintenance and Support Agreement, dated as of March 6, 2000, by and between the Company and Aladdin Gaming LLC dba Aladdin Resort & Casino, together with Additional Product Supplement - Group 1 dated March 6, 2000, between the parties. (NOTE: Aladdin
                                                                ----
Gaming LLC has recently filed Chapter 11, Case No. BK-5-01-20141-ACJ in the
                                                   -----------------
United States Bankruptcy Court for the District of Nevada, and Aladdin has not yet moved to assume or reject these agreements in its case. The Company has an approximately $8,900 unpaid prepetition claim against Aladdin and may have additional claims if Aladdin does not move to assume these agreements.)

          (i) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of January 1, 2001, by and between the Company and Falls Management Company - Casino Niagara, Niagara Falls, Ontario, Canada.

          (j) License Agreement, dated as of July 21, 1997, by and between Logical Solutions International, Inc. and Caesars World, Inc. - Caesar's Atlantic City, New Jersey, together with Supplemental Agreement to License Agreement, dated as of July 21, 1997, and Maintenance Agreement, dated as of December 1, 2000, by and between the Company and Boardwalk Regency Corporation.

          (k) Supplemental Agreement to License Agreement, dated as of June 25, 1998, and Maintenance Agreement, dated as of October 21, 1999, by and between the Company and Desert Palace, Inc. - Caesar's Las Vegas, Nevada.

          (l) Supplemental Agreement to License Agreement, dated as of July 21, 1997, and Maintenance Agreement, dated as of February 1, 2001, by and between the Company and RDI/Caesars Riverboat Casino LLC. - Caesar's Croyden, Indiana.

          (m) License Agreement and Maintenance Agreement, dated as of January 10, 2001, by and between the Company and Casino Magic-Bossier City - Bossier City, Louisiana.

          (n) License Agreement and Maintenance Agreement, dated as of January 10, 2001, by and between the Company and Boomtown Casino-New Orleans - New Orleans, Louisiana.

          (o) License Agreement and Maintenance Agreement, dated as of January 10, 2001, by and between the Company and Casino Magic-Biloxi - Biloxi, Mississippi.

          (p) License Agreement and Maintenance Agreement, dated as of January 30, 2001, by and between the Company and Spotlight 29 Casino - Coachella, California, together with Additional Product Supplement - Business Intelligence dated September 26, 2001, between the parties.

          (q) License Agreement and Maintenance Agreement, dated as of February 27, 2001, by and between the Company and Black Hawk Casino by Hyatt - Black Hawk, Colorado, together with Additional Product Supplement - HW/SW dated May 15, 2001, between the parties.

          (r) License Agreement and Maintenance Agreement, dated as of June 19, 2001, by and between the Company and Trump Indiana Incorporated dba Trump Hotel & Casino - Gary, Indiana.

          (s) License Agreement and Maintenance Agreement, dated as of February 5, 2001, by and between the Company and Nuevo Plaza Hotel Mendoza Limited, S.A. dba Regency Casino - Mendoza, Argentina.

          (t) License Agreement and Maintenance Agreement, dated as of May 11, 2001, by and between the Company and Delta Downs - Vinton, Louisiana.

          (u) License Agreement and Maintenance Agreement, dated as of August 15, 2001, by and between the Company and Dover Downs Incorporated - Dover, Delaware.

          (v) License Agreement and Maintenance Agreement, dated as of March 28, 2000, by and between the Company and Casino Morongo - Cabazon, California.

          (w) License Agreement and Maintenance Agreement, dated as of July 10, 2000, by and between the Company and Cabazon Bingo, Inc. d/b/a Fantasy Springs Casino - Indio, California.

          (x) License Agreement and Maintenance Agreement, dated as of September 18, 2000, by and between the Company and Mohegan Tribal Gaming Authority d/b/a Mohegan Sun - Uncasville, Connecticut, together with Addenda dated September 18, 2000, between the parties.

          (y) License Agreement and Maintenance Agreement, dated as of October 24, 2000, by and between the Company and BTN, Inc. d/b/a Boomtown Casino Biloxi
- Biloxi, Mississippi, together with Addenda dated August 24 and October 31, 2001, between the parties.

          (z) License Agreement and Maintenance Agreement, dated as of October 24, 2000, by and between the Company and BSL, Inc. d/b/a Casino Magic Bay St. Louis - Bay St. Louis, Missouri, together with Addendum dated October 31, 2001, between the parties.

          (aa) License Agreement and Maintenance Agreement, dated as of October 25, 2000, by and between the Company and Grand Victoria Casino & Resort, L.P. - Rising Sun, Indiana.

          (bb) Corporate Agreement, License Agreement and Maintenance Agreement dated as of October 24, 2001, by and between the Company and Sam's Town Hotel, Gambling Hall & Bowling Center.

          (cc) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of November 1, 2000, by and between the Company and Plant Hotel N.V. d/b/a Aruba Marriott Resort & Stellaris Casino.

          (dd) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of October 15, 2000, by and between the Company and The Casino Queen Riverboat - East St. Louis, Illinois.

          (ee) The Company License and Maintenance Agreement, dated as of October 15, 2000, by and between the Company and Bayou Caddy's Jubilee Casino - Greenville, Mississippi.

          (ff) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of January 1, 2001, by and between the Company and Casino Rama - Rama, Ontario, Canada (with Appendix).

          (gg) The Company License and Maintenance Agreement, dated as of December 4, 2000, by and between the Company and Fitzgeralds Casino - Tunica - Robinsonville, Mississippi. (NOTE: Fitzgerald Gaming Corporation filed Chapter
                             ----
11, Case No. BK-N-00-33467-GLJZ, in the United States Bankruptcy Court for the District of Nevada on December 5, 2000, and recently moved to assume and assign this agreement to Majestic Investor Holdings, LLC, a proposed purchaser of substantially all of Fitzgerald's assets.)

          (hh) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of November 1, 2000, by and between the Company and Majestic Star Casino - Gary, Indiana.

          (ii) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of December 1, 2000, by and between the Company and El Conquistador Partnership, L.P. d/b/a El Conquistador - San Juan, Puerto Rico.

          (jj) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of December 1, 2000, by and between the Company and Posadas de San Juan Associates, Inc. d/b/a El San Juan - San Juan, Puerto Rico.

          (kk) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of December 1, 2000, by and between the Company and Posadas de San Juan Associates, Inc. d/b/a Condado Plaza Hotel & Casino - San Juan, Puerto Rico.

          (ll) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of October 15, 2000, by and between the Company and Womack's Saloon - Cripple Creek, Colorado.

          (mm) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of December 4, 2000, by and between the Company and Resorts International Hotel, Inc. - Atlantic City, New Jersey.

          (nn) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of December 1, 2000, by and between the Company and Crystal Palace Resort and Casino - Nassau, Bahamas.

          (oo) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of November 1, 2000, by and between the Company and Riviera Hotel & Casino - Las Vegas, Nevada (with Addendum).

          (pp) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of April 15, 2001, by and between the Company and Windsor Casino Limited d/b/a Casino Windsor - Windsor, Ontario, Canada.

          (qq) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of January 1, 2001, by and between the Company and Ameristar Casino Vicksburg, Inc. - Vicksburg, Missouri.

          (rr) Advanced Casino Systems Corporation License and Maintenance Agreement, dated as of January 1, 2001, by and between the Company and Ameristar Casino Council Bluffs, Inc. - Council Bluffs, Iowa.

          (ss) Advanced Casino Systems Corporation License and Maintenance Agreement dated August 21, 2001, by and between the Company and San Juan Marriott Resort - San Juan, Puerto Rico.

3.   Service Agreements (in excess of $62,500)
     -----------------------------------------

          (a) Consulting Services Scope of Work Agreement dated as of September 20, 2001, by and between the Company and Mohegan Sun.

4.   Consulting Agreements
     ---------------------

          (a) Consulting Agreement dated as of November 22, 2000, between the Company and Linwood Capital Corporation.

          (b) Service Agreement dated as of May 1, 2000, between the Company and The Insight Group, as amended by Amendment No. 1 to Service Agreement dated February 28, 2000, between the parties and that certain letter dated May 1, 2001, between the parties.

5.   Real Property Leases
     --------------------

          Schedule 3.23 is incorporated herein by reference.
          -------------

6.   Personal Property Leases
     ------------------------

          (a) Lease Agreement dated September 29, 2000, between the Company and Monarch Capital Corporation.

          (b) ValuePlan Lease Agreement dated June 25, 2001, between the Company and IBM Credit Corporation.

7.   Software Agreements
     -------------------

          (a) Agreement, dated as of February 4, 2001, by and between the Company and Park Place Entertainment Corporation.

          (b) Corporate Agreement dated as of October 22, 2001, between the Company and Boyd Gaming Corporation.

          (c) Agreement for Project Management Services dated as of January 31, 2000, between the Company and Dover Downs, Inc.

8.   Joint Venture and Partnership Agreements
     ----------------------------------------

          (a) Slot Marketing System Maintenance Agreement dated as of January 1, 1996, by and between the Company and Microvision, Inc. (now Microfirst, Inc.), as amended by Addendum No. 1 to the Slot Marketing System Maintenance Agreement dated as of November 25, 1996, between the parties.

          (b) Marketing and Support Agreement dated October 31, 1999, between the Company and Inter-American Data, Inc., as amended by Amendment No. 1 to Marketing and Support Agreement dated as of November 17, 1999, between the parties.

          (c) ShowCase Application Partner Agreement dated as of June 28, 1999, between the Company and ShowCase Corporation.

          (d) Agreement dated October 31, 2000, between the Company and Digisoft Computers, Inc.

9.   Non-Disclosure/Confidentiality Agreements
     -----------------------------------------

          (a) See Non-Disclosure List attached to Schedule 3.10 and made a part hereof

          (b) Each employee of the Company has signed a Confidentiality Agreement with the Company

10.  Tax Sharing Agreements
     ----------------------

          Schedule 3.12(e) is incorporated herein by reference.
          ----------------

11.  Benefit Plans
     -------------

          Schedule 3.18(b) is incorporated herein by reference.
          ----------------

12.  Miscellaneous Intellectual Property Agreements
     ----------------------------------------------

          (a) Software Escrow Agreement dated February 18, 1999, among the Company, Venetian Casino Resort, LLC and Fort Knox Escrow Services, Inc.

          (b) Assignment Agreement dated as of January 1, 1994, among Greate Bay Hotel and Casino, Inc., Advanced Casino Systems International, Inc. and Computerized Management Systems International, Inc., as Assignor, and the Company, as Assignee

          (c) IGT Confidential Disclosure and Licensing Agreement dated as of March 12, 2001, among the Company, Microfirst, Inc. and IGT

          (d) System Provider Cashless Agreement dated April 23, 2001, between Anchor Gaming and the Company

          (e) Assignment dated October 31, 2001, from Lawrence C. Cole, Wayne W. Walkwitz and Paul C. McLaughlin to the Company, with respect to Method and Apparatus for Allowing Uninterrupted Gaming for which an application for Letters Patent of the United States was filed on July 12, 2001, as Application Number 09/904,061. Such assignment has been delivered for filing with the U.S. Patent and Trademark Office, but to the knowledge of the Company such assignment has not yet been accepted and recorded.

13.  Telephone Agreement
     -------------------

          AT&T Contract Tariff Order Form and Non-Disclosure Agreement dated October 12, 1999 (with Contract Tariff No. 11408 issued April 1, 1999 and effective as of April 2, 1999), between AT&T and the Company

===========================================================================================================
NON-DISCLOSURE LIST
-------------------

-----------------------------------------------------------------------------------------------------------
                             Non-Disclosure
                                  Type                                  Client                     Fully
              Manufacturer      ACSC S/W      ACSC H/W   Manufacturer   Mutual   Documentation    Executed
-----------------------------------------------------------------------------------------------------------
            Aladdin Gaming          X                                                              9/3/1999
-----------------------------------------------------------------------------------------------------------
                    Anchor                       X                                                 7/6/2000
-----------------------------------------------------------------------------------------------------------
                Aristocrat          X            X             X                                  9/24/1996
-----------------------------------------------------------------------------------------------------------
                  Atronics          X                                                                Apr-96
-----------------------------------------------------------------------------------------------------------
Austrian Gaming Industries                       X             X                                   3/8/2001
-----------------------------------------------------------------------------------------------------------
              Bally Gaming          X                          X                                  9/11/1996
-----------------------------------------------------------------------------------------------------------
              Bally Gaming                       X                                                  Pending
-----------------------------------------------------------------------------------------------------------
                  Borgatta          X            X                                                  Pending
-----------------------------------------------------------------------------------------------------------
                       CDS          X                                                            10/16/1997
-----------------------------------------------------------------------------------------------------------
                Coinmaster                       X                                                10/3/2001
-----------------------------------------------------------------------------------------------------------
                 Cromptons          X            X                                                6/26/2000
-----------------------------------------------------------------------------------------------------------
          Currency Counter          X                                                            10/10/2001
-----------------------------------------------------------------------------------------------------------
          DAKK Electronics          X                                                            12/28/1997
-----------------------------------------------------------------------------------------------------------
                Game Craft                       X                                                7/31/2001
-----------------------------------------------------------------------------------------------------------
       Global Payment Tech          X                                                              7/7/1999
-----------------------------------------------------------------------------------------------------------
       Global Payment Tech          X                                                            11/22/1999
-----------------------------------------------------------------------------------------------------------
              Golden Eagle          X            X                                               11/14/2001
-----------------------------------------------------------------------------------------------------------
                  Harrah's                                                X                       9/12/2001
-----------------------------------------------------------------------------------------------------------
      Hyatt Grand Victoria          X            X                                                  Pending
-----------------------------------------------------------------------------------------------------------
                       IGT          X                          X                                    Pending
                                (Validator)
-----------------------------------------------------------------------------------------------------------
                       IGT          X                          X                                  7/22/1996
-----------------------------------------------------------------------------------------------------------
                       IGT                                                X                       8/28/2001
-----------------------------------------------------------------------------------------------------------
               Infogenesis                                                X                         Pending
-----------------------------------------------------------------------------------------------------------
   Innovative Gaming, Inc.                       X             X                                  3/20/2001
-----------------------------------------------------------------------------------------------------------
         Konami Gaming Inc                       X                                               11/29/2000
-----------------------------------------------------------------------------------------------------------
         Konami Gaming Inc                                                X                       4/18/2001
-----------------------------------------------------------------------------------------------------------
          Mars Electronics          X                                                             9/29/1999
-----------------------------------------------------------------------------------------------------------
                    Mikohn          X                                                            10/26/1999
-----------------------------------------------------------------------------------------------------------
                       MRI                                                X                       7/27/2001
-----------------------------------------------------------------------------------------------------------
  New England Systems Inc.          X            X                                                8/24/2001
-----------------------------------------------------------------------------------------------------------
        New Gaming Systems                                                                          Pending
-----------------------------------------------------------------------------------------------------------
                   Scanmad                       X                                                1/30/2001
-----------------------------------------------------------------------------------------------------------
               Sega Gaming          X                                                              3/4/1998
-----------------------------------------------------------------------------------------------------------

================================================================================================================
NON-DISCLOSURE LIST
-------------------

----------------------------------------------------------------------------------------------------------------
                             Non-Disclosure
                                  Type                                  Client                     Fully
              Manufacturer      ACSC S/W      ACSC H/W   Manufacturer   Mutual   Documentation    Executed
----------------------------------------------------------------------------------------------------------------
               Sega Gaming                                                X                           11/16/2001
----------------------------------------------------------------------------------------------------------------
        Sharp Image Gaming          X                                                                  3/27/2000
----------------------------------------------------------------------------------------------------------------
     Shuffel Master Gaming                       X                                                    10/25/2000
----------------------------------------------------------------------------------------------------------------
              Sigma Gaming          X                                                                     Mar-96
----------------------------------------------------------------------------------------------------------------
            Silicon Gaming          X                                                                  2/27/1998
----------------------------------------------------------------------------------------------------------------
       Spintek Gaming Tech                                     X                                       2/24/2000
----------------------------------------------------------------------------------------------------------------
   Summit Amusement Gaming                       X                                                    11/29/2000
----------------------------------------------------------------------------------------------------------------
         Sun International          X                                                                  5/25/2001
----------------------------------------------------------------------------------------------------------------
                 TechWrite          X                          X                                       3/16/2001
----------------------------------------------------------------------------------------------------------------
 Tellus Technologies, Inc.          X            X             X                                       4/10/2001
----------------------------------------------------------------------------------------------------------------
         Test Technologies                       X                                                     1/23/1996
----------------------------------------------------------------------------------------------------------------
  Tropicana Hotel & Casino                                                            X                5/25/2001
----------------------------------------------------------------------------------------------------------------
                   Unidesa          X                                                                  8/18/1997
----------------------------------------------------------------------------------------------------------------
     Universal Dist. Of NV                                     X                                      10/13/1995
----------------------------------------------------------------------------------------------------------------
              Visix Gaming          X            X             X                                      11/27/2000
----------------------------------------------------------------------------------------------------------------
                       VLC          X            X             X                                       9/26/1997
----------------------------------------------------------------------------------------------------------------
                       WMS          X            X             X                                        4/1/1996
----------------------------------------------------------------------------------------------------------------
  World Touch Gaming, Inc.                       X             X          X                      3/28/01/5/23/01
----------------------------------------------------------------------------------------------------------------

                                  Schedule 3.11

                              Compliance with Laws
                              --------------------

None.

                                Schedule 3.12(b)

                                      Taxes
                                      -----

On November 30, 2001, the Internal Revenue Service completed an audit of Greate Bay and subsidiaries for the tax years ended December 31, 1997 and December 31, 1998. In connection with this audit, Form 872, Consent to Extend the Time to Assess Tax, was executed for the Greate Bay consolidated group for the tax year ended December 31, 1997. This extension is valid through December 31, 2001.

                                Schedule 3.12(e)

                                      Taxes
                                      -----

The Company is party to that certain Tax Allocation Agreement dated as of January 1, 1987, among Pratt Hotel Corporation (now known as Greate Bay), Seller, et al.

                                Schedule 3.12(f)

                                      Taxes
                                      -----

The Company has been a member of the Greate Bay consolidated group since January 1, 1997. As Hollywood Casino Corporation was the parent of Greate Bay prior to December 31, 1996, the Company was a member of the Hollywood Casino Corporation consolidated group from inception until December 31, 1996.

                                Schedule 3.12(g)

                                      Taxes
                                      -----

The Third Amendment to Employment Agreement dated December 19, 2001 between the Company and Lawrence C. Cole provides for payment to Mr. Cole of "Sale Incentive Compensation" (as defined therein) and a "Restrictive Covenant Payment" (as defined therein) (collectively, the "Additional Consideration"). Payment of the Additional Consideration, in the aggregate, may result in "excess parachute payments".

                                Schedule 3.13(a)

                              Licenses and Permits
                              --------------------

1.   Gaming Licenses and Pending Applications for Gaming Licenses.

----------------------------------------------------------------------------------------------------------------------

                                                                                                      If Issued, Give
                                                                             Type of                    Appropriate
        Name and Address                 Date of     Disposition -           Gambling                    Number and
       of Licensing Agency             Application      Granted              Activity                 Expiration Date
----------------------------------------------------------------------------------------------------------------------
1.   Mississippi Gambling                   6/1994       7/21/1994   Holder of Manufacturer's       081 (7/21/96)
     Commission                             4/1996       6/20/1996   and Distributor's License      156 (7/25/98)
     202 East Pearl Street                  4/1998       6/18/1998                                  245 (7/26/2000)
     Jackson, MS  39202                     3/2000       6/15/2000                                  343 (7/27/2002)

----------------------------------------------------------------------------------------------------------------------

2.   Indiana Gaming Commission              9/1997       8/14/1998   Holder of Supplier's License   Resolution No.
     115 W. Washington St.                                                                          1998-21 (Until
     South Tower                                                                                    revocation or date
     Suite 950                                                                                      of issuance of
     Indianapolis, IN 46205                                                                         permanent license)

----------------------------------------------------------------------------------------------------------------------

3.   Nevada Gaming Commission               5/1998       6/24/1999   Holder of Manufacturer's       File No SD-139
     1919 East College Pkwy.                                         and Distributor's License      (12/31/2001)
     Carson City, NV  89702

----------------------------------------------------------------------------------------------------------------------

4.   New Jersey Casino                     10/1993          2/1994   Holder of Casino Service       Vendor I.D.
     Control Commission                    10/1995       9/16/1996   Industry License               No. 39694
     Tennessee Avenue and the           10/26/1999                                                  (2/29/2000)*
     Boardwalk
     Atlantic City, NJ  08401

----------------------------------------------------------------------------------------------------------------------

5.   Louisiana State Police              1/21/2000       8/15/2000   Holder of Riverboat Gaming     Permit Nos. PO
     (Riverboat Gaming Division)                                     Other Equipment                66501772 and PO
     265 South Foster                                                Manufacturer Permit and        76501773
     Mail Slip 43                                                    Riverboat Gaming Device
     Baton Rouge, LA  70806                                          Supplier Permit

----------------------------------------------------------------------------------------------------------------------

6.   Cabazon Band of Mission Indians     11/3/2000       1/26/2001   Holder of Vendor License       Lic. #V2001-021
     Gaming Commission                                    (renewed                                  (11/30/2003)
     84-245 Indio Springs Dr                            11/30/2001)
     Indio, CA  92203

----------------------------------------------------------------------------------------------------------------------

7.   Mohegan Tribe of Indians Tribal                    10/23/2000   Holder of Exemption from       Exemption #812130
     Gaming Commission                                               Registration as a Gaming

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                                                    If Issued, Give
                                                                             Type of                  Appropriate
        Name and Address                 Date of     Disposition -           Gambling                  Number and
       of Licensing Agency             Application      Granted              Activity               Expiration Date
----------------------------------------------------------------------------------------------------------------------
     One Mohegan Sun Blvd.                                           Service Enterprise  pursuant   (10/23/2001)
     Uncasville, CT  06382                                           to Tribal-State
                                                                     (Connecticut) Compact
----------------------------------------------------------------------------------------------------------------------

8.   Morongo Gaming Agency Morongo      3/29/2001      6/20/2001     Holder of Vendor Gaming        License No.:
      Band of Cahuilla Indians                                       License                        V-00171
     49750 Seminole Drive                                                                           (6/20/2003)
     Cabazon, CA  92230

----------------------------------------------------------------------------------------------------------------------

9.   The Twenty-Nine Palms              3/27/2001      3/29/2001     Holder of  Temporary Vendor    Temporary License
     Band of Mission Indians                                         Gaming License                 No. TVGL-0135
     Gaming Commission
     46-200 Harrison Place
     Coachella, CA  92236

----------------------------------------------------------------------------------------------------------------------

10.  Colorado Division of Gaming        2/28/2001     10/18/2001     Holder of Manufacturer's       License No.
     1881 Pierce Street                                              and Distributor's License      14-44044-0001
     Suite 112                                                                                      (10/18/2002)
     Lakewood, CO  80214-1496

----------------------------------------------------------------------------------------------------------------------

11.  Delaware State Lottery             8/27/2001                    Application for Video
     1575 McKee Road                                                 Lottery Technology Provider
     Suite 102                                                       License
     Dover, DE  19904-1903

----------------------------------------------------------------------------------------------------------------------

12.  Alcohol and Gaming                 4/11/2001                    Application for
     Commission of Ontario                                           Registration as
     Gaming Registration and                                         Non-Gaming-Related Supplier
     Lotteries
     20 Dundas Street West
     7th Floor
     Toronto, Ontario  M5G 2N6

----------------------------------------------------------------------------------------------------------------------

13.  Shoshone - Bannock                 3/23/2001                    Application for Indian
     Gaming Commission                                               Gaming Manufacturer/
     P.O. Box 1001                                                   Distributor Service
     Fort Hall, ID  83203                                            Supplier License

----------------------------------------------------------------------------------------------------------------------

     *Advanced Casino Systems Corporation has applied for a renewal of this license and may continue to operate unless and until the New Jersey Casino Control Commission acts unfavorably on such renewal application.

2. Qualifications of the Company to do business as a foreign corporation in the following states: New Jersey, Pennsylvania, Mississippi, Illinois, Indiana, Nevada, Louisiana, Colorado, Connecticut and California.

3. Registration by the Company with the U.S. Department of Justice under the Gambling Devices Act of 1962.

4.   Sales Tax Permits

      State           Permit Number            Issue Date           Expires

Connecticut             1575588-000            03/26/2001          01/31/2003
Mississippi             172-00316-2            08/05/1996              N/A
Nevada                 090719168-01            11/01/1998              N/A
New Jersey           752-502-295/000            10/30/01               N/A

5. Certificate of Exemption from Registration as a Casino Non Gaming-Related Supplier (#00088519) issued by the Registrar of Alcohol and Gaming of Ontario, Canada to the Company and expiring on November 30, 2002.

                                Schedule 3.13(b)

                              Licenses and Permits
                              --------------------

None.

                                  Schedule 3.15

                             Conduct of the Business
                             -----------------------

Since September 30, 2001, the following has occurred or is anticipated to occur:

     A. On October 24, 2001, Xerox Corporation ("Xerox") and the Company have settled their disputes by (i) the Company paying $50,000 to Xerox and
          (ii) the Company and Xerox releasing each other from all claims by signing a Mutual Release dated October 24, 2001;

B. In December 2001, Hollywood Casino Corporation and Fidelity Management Trust Company have entered into a Sixth Amendment to Trust Agreement adding two (2) new investment alternatives to the Hollywood Casino Corporation Retirement Savings Plan which the Company previously adopted;

C. The Company has hired the following new employees: Trace Jones, Keith Nickel, Bernard Carlin, Jessie Rojas, Richard Naughton, Israel Medina and Karen Gant;

D. The following employees have terminated their employment with the Company (or have been terminated by the Company): Robert Monte (Termination due to Poor Performance) and Joe Lawrenson (Resignation);

E. As a result of the discontinuation of the mailing services department, notice of termination (to be effective on or before December 31, 2001) has been given to the following employees: Andrew Zagrodnik (Manager of Mailing Services), Edward Dawson (Production Supervisor), James Rundio (Mailing Services Technician), Jocelyn Richardson (Word Processing Specialist) and John Floyd (Mailing Services Technician);

F.   Reference is made to Schedule 3.18(a) for bonuses to be paid to employees
                          ----------------
     of the Company in December 2001; and

G. The Company and Lawrence C. Cole have entered into a Third Amendment to Employment Agreement dated December 19, 2001.

                                  Schedule 3.17

                                   Litigation
                                   ----------

1. Allegation of patent infringement by Bally Gaming International, Inc. ACSC has alleged Bally Gaming's patents are invalid. Bally Gaming has offered a license, which ACSC has declined to accept. Matter has been dormant since early January 2001, but has not yet been resolved.

2. Any Claims of the Oneida Indian Nation with respect to U.S. Patent Nos. 6,280,328, 6,089,982, 5,800,269 and 5,674,128, with respect to which the
     Company was notified in a letter dated November 19, 2001, from E. Robert Yoches to Lawrence C. Cole.

3. Dispute between the Company and its landlord Monmouth/Atlantic Realty Associates LLC (acting through Mack-Cali Realty Corporation) regarding certain payments alleged by landlord to be owed by the Company to it due to an electricity allocation under Egg Harbor Township, New Jersey office lease.

4. Potential dispute between the Company and Multiple Application Tracking System ("MATS") regarding a breach by MATS of a contract with the Company.

5.   Schedule 4.7 is incorporated herein by reference.
     ------------

                                Schedule 3.18(a)

                         Employees; Compensation; Unions
                         -------------------------------

                                                             CURRENT       DATE OF         BONUSES
     NAME                      JOB TITLE                     SALARY         HIRE      PAID IN 2001 (2)
ADMINISTRATION
--------------
Cole, Lawrence        President                          (3) $310,933.00    3/26/79    (4)$ 54,833.00
Renzetti, Diane       Manager, HR & Administration           $ 65,000.00   12/24/98       $  5,000.00

                      Business Intelligence
                      ---------------------
Eckert, Marion        Bus. Intell. Development Manager       $ 77,040.00    3/27/00       $  4,000.00
Parker, Rayfell       Business Intelligence Analyst          $ 55,000.00    4/13/01       $  2,000.00
Rodriguez, Carlos     Business Intelligence Programmer       $ 54,590.00    8/14/00       $  1,500.00
Sarno, Jay            Vice President                         $157,500.00    8/24/98       $ 20,000.00
Slattery, Jim         Compliance Administrator               $ 55,000.00    1/29/01       $  2,500.00

                      Accounting
                      ----------
Brown, Rosemarie      Corporate Controller                   $ 80,000.00   10/19/98       $ 15,000.00

                      Management Services
                      -------------------
Karrer, Donald        Exec Director, Project Mgmt.           $141,750.00    7/17/00       $ 30,000.00
McCracken, Kathy      Director, Management Services          $125,000.00    1/31/00       $  7,500.00
McNamee, Michael      Strategic Marketing Executive          $110,000.00     8/6/01       $  1,000.00
Mercer, E. Alan       Director, Project Mgmt Services        $ 93,500.00     1/4/99       $  5,000.00
Bybee, Sean           Sr. Project Manager                    $ 87,500.00    6/18/01       $  1,500.00
Thurlow, Susan        Sr. Project Manager                    $ 75,000.00    5/21/01       $  2,000.00
Mazon, Vicky/1/       Project Manager                        $ 72,000.00   12/18/00       $  2,500.00
Dillon, Karen         Marketing Executive                    $ 55,000.00    9/21/98       $  2,500.00

DEVELOPMENT
-----------
Haynes, William       Executive Director, Development        $157,500.00     3/1/99       $ 12,500.00
Bittner, Michael J.   Director, Special Projects             $149,903.04    12/9/91       $  3,500.00
Koenig, Theodore      Director, CMS Development              $121,000.00   10/10/83       $ 10,000.00
Gyenge, Edward        Project Manager                        $ 96,600.00    7/28/97       $  7,000.00
Silvestro, Frank      Project Manager                        $ 85,086.00     2/1/88       $  7,000.00
MacEwan, Diane        Project Manager                        $ 80,000.00    9/30/96       $  4,000.00
Grawl, Michael        Technical Services Manager             $ 85,000.00     5/3/89       $  4,000.00
Woods, Donald         Systems Analyst                        $ 76,655.25    9/19/94       $  1,250.00
Quigley, J. Megan     Project Manager                        $ 75,600.00     4/3/00       $  2,000.00
Lerman, David         Sr. Programmer                         $ 70,000.00    8/13/01       $    750.00
Yaworski, Bill        Sr. Programmer                         $ 65,000.00     4/9/01       $    500.00
Jacobs, Steven        Sr. Programmer                         $ 65,000.00    5/21/01       $    800.00
Bumbulis, Sigfrid     Programmer                             $ 60,000.00    8/27/01       $    250.00
Taylor, Alexandra     Sr. Programmer                         $ 54,080.00     1/6/99       $  1,200.00

Mulherin, David       Systems Administrator                  $ 52,000.00     8/3/98       $  2,000.00
Spero, John           Network Administrator                  $ 50,000.00     4/9/01       $    600.00

MAILING SERVICES
----------------
Zagrodnik, Andrew     Mailing Services Manager               $ 80,000.00     3/5/01       $    500.00

SLOT DIVISION
-------------
Walkwitz, Wayne       Executive Director Slot Div.           $135,000.00     5/1/85       $110,592.00
Bolger, Patrick       Director, Install & Support            $ 87,000.00    11/2/98       $ 55,296.00
Joyce, Jim/1/         Mgr., Install & Support - West         $ 63,386.00    11/2/98       $ 13,732.00
Houle, Steve          Mgr., Install & Support - East         $ 57,881.00    11/2/98       $ 14,041.00

SUPPORT & HELP DESK
-------------------
Ray, Michael          Exec. Director, Client Support         $115,000.00    8/21/00       $  7,500.00
Sullick, Joseph       CMS Project Director                   $ 83,500.00    10/1/00       $  1,200.00
Waldron, Charlynn     CMS Support Services Manager           $ 75,000.00    8/21/00       $  1,500.00
Santos, Roberta/1/    CMS Installation Manager               $ 67,500.00    6/18/01       $  2,000.00
McLaughlin, Joan      Educational Services Manager           $ 67,500.00   10/16/00       $  3,500.00
Agnew, Brian          CMS Installation Manager               $ 65,000.00    10/1/00       $  3,500.00
McMahon, Patricia     Special Projects Coordinator           $ 60,000.00    8/21/00       $  1,600.00
Jaber, Gordon         CMS Installation Manager               $ 60,000.00    10/1/00       $  3,500.00
Santoro, Tom          Application Specialist                 $ 57,000.00    3/19/01       $  1,600.00
Quinn, Christine      Q&A Manager                            $ 55,000.00    5/18/98       $  1,500.00
Bradley, Robert       Application Specialist                 $ 54,600.00    10/1/00       $  1,600.00
Walker, David         Application Specialist                 $ 54,338.00    10/1/00       $  2,000.00
Duffy, Marie          Application Specialist                 $ 53,500.00    5/21/01       $  1,600.00
Iezzi, Theresa        Q&A Support Specialist                 $ 53,000.00    4/25/01       $    600.00
Breslin, Dawn/1/      Product Support Specialist             $ 51,975.00    10/1/00       $  1,200.00

     Footnotes:
/1/  Las Vegas Office
/2/ Non-slot bonuses are accrued on a pro rata basis throughout the year, are based on 5% aggregate gross salaries and are paid at the end of the year. Slot bonuses are accrued based upon percentage of completion and the total bonus pool is based on $14.00 per slot machine. All bonuses are currently unpaid except for payment of L. Cole's contractual bonus for 2000 and a $15,000 bonus to D.Karrer.
/3/ Includes contractual increase of $13,674 effective January 1, 2001, paid retroactively in December
/4/ A payment of $375,000 to be applied against Lawrence Cole's accrued contractual bonus for 2001 will be made in December 2001.

                                                       CURRENT     DATE OF        BONUSES
       NAME                     JOB TITLE              SALARY       HIRE     PAID IN 2001 (4)
ADMINISTRATION
--------------
Grill, Maryellen       Contract Administrator        $41,651.00     8/3/95      $1,250.00
Bauer, Connie          Administrative Coordinator    $36,000.00   05/30/00      $1,250.00
Harkins, Cindy         Office Coordinator            $26,250.00    11/6/00      $  750.00
Jeffries, Barbara      Administrative Coordinator    $35,000.00   10/23/00      $  500.00

                       Accounting
                       ----------
Scherfel, Kenneth      G/L Supervisor                $45,000.00    5/31/01      $2,000.00
Deaner, Rachel         Accounting Supervisor         $40,000.00    2/21/01      $2,000.00
Celano, Kelly          Financial Analyst             $38,000.00    6/28/01      $1,000.00
Eck, Nadine            Sr. G/L Accountant            $37,000.00    8/28/00      $1,500.00
Swinskey, Karen        A/P Accountant                $30,000.00    1/29/01      $1,500.00
Stephens, David        A/R Accountant                $30,000.00    3/19/01      $      --
Pinney, Marion         A/P-A/R Accountant            $27,000.00    3/21/01      $1,000.00

                       Inventory
                       ---------
Jackson, Denise        Inventory Manager             $36,000.00    2/15/99      $2,265.00
                       Inventory Controller
Jones, Trace           Inventory Customer Rep.       $25,000.00    10/8/01      $  250.00
Nickel, Keith          Inventory Purchasing Admin.   $25,000.00    10/8/01      $  250.00
Carlin, Bernard        Shipping & Receiving Admin.   $25,000.00    10/8/01      $  250.00

DEVELOPMENT
-----------
Corcoran, David        Programmer                    $42,000.00    10/6/97      $1,200.00
Lloyd, Maria           Sr. Programmer                $41,000.00     5/4/98      $1,000.00
Vanneman, Allen        Programmer                    $40,000.00    3/12/01      $  350.00
Boyette, Stephen       Programmer                    $40,000.00   12/13/99      $1,000.00
Morales, Marilyn       Programmer                    $36,750.00     4/3/00      $1,000.00
Weisman, Gary          PC Specialist                 $32,000.00   11/14/00      $  600.00

MAILING SERVICES
----------------
Bell, Myrtle,          Office Clerk (part-time)      $12,887.00    7/10/95      $  350.00
Dawson, Edward         Production Supervisor         $45,000.00    11/6/00      $  250.00
Floyd, John            Mailing Services Technician   $20,384.00     9/5/00      $      --
Richardson, Jocelyn    Word Processing Specialist    $25,000.00    7/16/01      $      --
Rundio, Jim            Mailing Services Technician   $19,760.00   10/16/00      $      --

SLOT DIVISION
-------------
Cerniglia, Audrey      Applications Manager          $48,000.00    6/11/01      $1,430.00
McLaughlin, Paul       Manager, Slot Development     $43,295.00     3/1/90      $4,608.00
Tindall, Brian         Project Coordinator           $40,330.00   11/27/00      $4,142.00
Bisceglie, Andy        Technical Materials Manager   $40,020.75    3/14/97      $2,765.00
Wood, Christopher/1/   Lead Slot Technician - West   $38,800.00    4/24/00      $3,712.00
Rojas, Jesse/1/        Lead Slot Technician          $37,000.00   10/29/01      $  687.00
Krause, Doug/2/        Lead Install & Support -      $37,000.00     2/8/01      $3,819.00

                                                          CURRENT      DATE OF       BONUSES
        NAME                       JOB TITLE              SALARY        HIRE     PAID IN 2001 (4)
                        West
Nuno, Christine/3/      Lead Slot Technician - West      $36,000.00     5/7/01      $1,665.00
Cole, Lawrence Jr.      Lead Slot Technician - East      $36,000.00     7/9/01      $2,045.00
Keller, Stephen1        Sr. Application Specialist -     $35,200.00   11/16/98      $4,082.00
                        West
Panakangos, John        Sr. Bench/Service Tech.          $35,000.00    5/21/01      $  922.00
Randazzo, Ryan          Sr. Engineering Technician       $34,650.00    8/30/99      $2,765.00
Lynch, Frank            Engineering Technician           $32,550.00    4/17/00      $2,765.00
Lyons, Cecil/1/         Applications Specialist - West   $32,000.00    9/24/01      $  878.00
Pappas, Jerry           Engineering Tech.                $31,000.00   11/27/00      $1,843.00
Duvall, Kevin/1/        SMS Slot Technician              $31,000.00    7/31/00      $2,239.00
Carbo, Gary/2/          Slot Technician - West           $31,000.00     4/9/01      $1,466.00
Mason, Tia              Application Specialist - East    $30,000.00    12/4/00      $1,350.00
Carney, Araminta        Application Specialist - East    $30,000.00    5/14/01      $2,138.00
Mortensen, Christian1   Slot Technician - West           $28,000.00    8/29/01      $  354.00
Sewell, George          Bench/Service Technician         $27,000.00   11/23/98      $  922.00
Naughton, Richard       Ass't Engineering Tech.          $27,000.00   10/23/01      $  260.00
Medina, Israel          Slot Technician - East           $27,000.00    11/5/01      $  410.00
DeLeon, Jacinto         Ass't Engineering Tech.          $27,000.00    8/13/01      $  260.00
Davis, Myron            Ass't Engineering Tech.          $27,000.00   12/11/00      $1,843.00
Gant, Karen             Technical Materials Assistant    $25,000.00    11/5/01      $  222.00

SUPPORT & HELP DESK
-------------------
Poole, Karen            Manager, Documentation           $46,500.00    4/21/99      $1,000.00
Santori, Jenifer        Training Specialist              $45,000.00   11/27/00      $1,600.00
Chavis, William         Technical Support Specialist     $49,500.00    8/21/00      $1,200.00
Celinski, Pamela        Training Specialist              $45,000.00    7/30/01      $1,200.00
Lenahan, Jaqueline      Application Specialist           $42,500.00    8/21/00      $1,600.00
Waters, Nancy           Training Specialist              $42,000.00   12/27/00      $1,600.00
Gares, Cecilia          Application Specialist           $40,000.00     1/8/01      $1,600.00
Guzman, Robert/1/       Application Specialist           $38,000.00    2/12/01      $1,600.00
Domenic, Colleen        Support Desk Specialist          $38,000.00     1/8/01      $  600.00
King, Davinna           Documentation Specialist         $35,000.00    4/10/01      $  500.00
Devers, Barbara         Support Desk Specialist          $34,500.00    3/12/01      $  600.00

     Footnotes:
/1/  Las Vegas Office
/2/  Mississippi Office
/3/  California Office
/4/ Non-slot bonuses are accrued on a pro rata basis throughout the year, are based on 5% aggregate gross salaries and are paid at the end of the year. Slot bonuses are accrued based upon percentage of completion and the total bonus pool is based on $14.00 per slot machine. All bonuses are currently unpaid.

                                Schedule 3.18(b)

                         Employees; Compensation; Unions
                         -------------------------------

1.   Retirement Savings Plan.
     -----------------------

     Pursuant to that certain Adoption and Joinder Agreement dated as of January 1, 1994, the Company adopted and joined in the Hollywood Casino Corporation Retirement Savings Plan which is now governed by the following plan and trust documents:

     (a) The Hollywood Casino Corporation and Subsidiaries Retirement Savings Plan (January 1, 1997 Restatement), as amended by First Amendment to The Hollywood Casino Corporation and Subsidiaries Retirement Savings Plan dated September 12, 1997 (to be effective as of January 1, 1997), Second Amendment to The Hollywood Casino Corporation Retirement Savings Plan dated December 12, 1997, Third Amendment to The Hollywood Casino Corporation Retirement Savings Plan dated December 8, 1998, Fourth Amendment to the Hollywood Casino Corporation Retirement Savings Plan dated December 15, 1999 and Fifth Amendment to the Hollywood Casino Corporation Retirement Savings Plan dated as of October 1, 2001; and

     (b) Trust Agreement for The Hollywood Casino Corporation and Subsidiaries Retirement Savings Plan (January 1, 1997 Restatement) dated October 9, 1996 (to be effective as of January 1, 1997), between Hollywood Casino Corporation and Fidelity Management Trust Company, as amended by First Amendment to Trust Agreement dated December 23, 1996, between said parties, Second Amendment to Trust Agreement dated September 12, 1997 (to be effective as of January 1,
1997), between said parties, Third Amendment to Trust Agreement dated January 30, 1998, between said parties, Fourth Amendment to Trust Agreement dated March 17, 2000, between said parties, Fifth Amendment to Trust Agreement dated February 16, 2001, between said parties and Sixth Amendment to Trust Agreement dated to be effective as of January 1, 2002, between said parties

2.   Benefit Plans for New Jersey employees of the Company.
     -----------------------------------------------------

     Pursuant to the description of benefits included in the Benefits Spotlight approximately 98 employees participate in the following benefit plans:

Medical coverage is insured by AmeriHealth for the period of 10/1/01 - 9/30/02 Dental coverage is insured by Benecare for the period of 1/1/01 - 12/31/01 Vision coverage is insured by VSP for the period of 10/1/01 - 9/30/02 Long Term Disability coverage is insured by UNUM for the period of 7/1/01 - 6/30/02 Life and AD&D coverage is insured by UNUM for the period of 1/1/01 - 12/31/04

3.  Benefit Plans for Nevada employees of the Company.
    -------------------------------------------------

     Pursuant to the Summary of Benefits approximately 11 employees participate in the following benefit plans:

Medical coverage is insured by AmeriHealth for the period of 10/1/01 - 9/30/02 Dental coverage is insured by Benecare for the period of 1/1/01 - 12/31/01 Vision coverage is insured by VSP for the period of 10/1/01 - 9/30/02
Long Term Disability coverage is insured by UNUM for the period of 7/1/01 - 6/30/02
Life and AD&D coverage is insured by UNUM for the period of 1/1/01 - 12/31/04

4.   Benefit Plans for Mississippi employees of the Company.
     ------------------------------------------------------

     Pursuant to the Summary of Benefits approximately 2 employees participate in the following benefit plans:

Medical coverage is insured by United HealthCare for the period of 5/1/01 - 4/30/02
Dental coverage is insured by United HealthCare for the period of 5/1/01 -
4/30/02
Vision coverage is insured by VSP for the period of 10/1/01 - 9/30/02
Long Term Disability coverage is insured by UNUM for the period of 7/1/01 - 6/30/02
Life and AD&D coverage is insured by UNUM for the period of 1/1/01 - 12/31/04

5.   Benefit Plans for the California employee of the Company.
     --------------------------------------------------------

     Pursuant to the Summary of Benefits 1 employee participates in the following benefit plans:

Medical coverage is insured by Realcare Health Plans for the period of 8/1/01 - 7/31/02
Dental coverage is insured by Metropolitan Life for the period of 5/1/01 -
4/30/02
Vision coverage is insured by VSP for the period of 10/1/01 - 9/30/02
Long Term Disability coverage is insured by UNUM for the period of 7/1/01 - 6/30/02
Life and AD&D is insured by UNUM for the period of 1/1/01 - 12/31/04

6.   Item 1 of Schedule 3.10 is incorporated herein by reference.
               -------------

                                Schedule 3.18(d)

                         Employees; Compensation; Unions
                         -------------------------------

None.

                                Schedule 3.18(i)

                         Employees; Compensation; Unions
                         -------------------------------

None.

                                Schedule 3.18(j)

                         Employees; Compensation; Unions
                         -------------------------------

Items 1(a) through and including 1(q) of Schedule 3.10 are incorporated herein
                                         -------------
by reference.

                                Schedule 3.18(k)

                         Employees; Compensation; Unions
                         -------------------------------

Employment Agreements with Change of Control Provisions:

     Items 1(a) through and including 1(f) of Schedule 3.10 provide for
                                              -------------
severance pay/accelerated payments conditioned in whole or in part upon a change in control of the Company and such items are incorporated herein by reference.

                                  Schedule 3.19

                                    Insurance
                                    ---------

------------------------------------------------------------------------------------------------------------------------------
COVERAGE                      DEDUCTIBLE         POLICY       POLICY        POLICY      BROKER   CARRIER    PREMIUM   COMMENTS
                                                  LIMIT       PERIOD        NUMBER
------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY            $50,000 SIR      $  2,000,000    8/1/01-02     602NB2763    MARSH   ST. PAUL   $14,254

AUTO LIABILITY                $500 COMP       $  1,000,000    8/1/01-02     602NB2763    MARSH   ST. PAUL   $ 1,165
                              $500 COLL

EXCESS LIABILITY                 -0-          $251,000,000    8/1/01-02      VARIOUS     MARSH   VARIOUS    $ 3,722

WORKERS COMPENSATION           $150,000          STATUTORY    7/1/01-02       46 WN      MARSH   HARTFORD   $49,316
                                                                             D68400

PROPERTY                   $10,000 1 DAY BI   $  2,269,680    7/1/01-02     190ZA1169    MARSH   ST. PAUL   $ 1,243

CRIME                          $25,000        $  5,000,000   8/20/01-02     169795143    MARSH    C.N.A.    $   677

FIDUCIARY                       $7,500        $  5,000,000    7/1/01-02     81853375     MARSH    CHUBB     $   201

DIRECTORS & OFFICERS           $100,000       $ 10,000,000   12/31/00-01     8721279     MARSH     AIG      $74,250
                            $200,000 (SEC)

ERRORS & OMISSIONS             $10,000        $  2,000,000   6/30/01-02    EON 680757    MARSH     ACE      $15,985

GROUP TRAVEL ACCIDENT             0           $    50,000-    9/1/00-03    GTU8362859    MARSH    ZURICH    $   318     **
                                              $    500,000

------------------------------------------------------------------------------------------------------------------------------

*This Insurance Schedule reflects the premium allocated to the Company for Hollywood Casino Corporation's combined insurance programs.
**Limit varies with class. These coverages will be cancelled upon execution of the agreement. The premiums would increase for stand alone insurance programs.

       Open Insurance Claims of the Company Valued as of November 27, 2001
       -------------------------------------------------------------------

                                      DATE OF
    CLAIMANT              CLAIM #       LOSS     CARRIER     COVERAGE       PAID                RESERVED
    --------              -------     -------    -------     --------       ----                --------
Lawrenson, Joseph          14743      7/31/00     AIG      Workers Comp   $19,250   $  10,377   $29,627
(Struck by Barge)

Bisceglie, Andy            14744      7/31/00     AIG      Workers Comp    23,379   14,608.00   $37,987
(Struck by Barge)

Stephens, David         YCP C 07752   8/10/01   Hartford   Workers Comp     5,669    6,829.00   $12,498
(Auto Accident)

      TOTALS:                                                             $48,298     $31,814   $80,112

                                  Schedule 3.21

                     Patents, Trademarks and Similar Rights
                     --------------------------------------

6. U.S. Trademark Application No. 76/027,659 for "SMS": approved for publication.

7. U.S. Trademark Application No. 76/027,260 for "CMS": approved for publication.

8. U.S. Trademark Application No. 76/040,580 for "TMS": approved for publication.

9. U.S. Trademark Application No. 76/216,639 for "ACSC": Registration refused under Section 2(d). Response to refusal due 09 January 2002.

10. U.S. Patent Application No. 09/904,061 for "Method And Apparatus For Allowing Uninterrupted Gaming": Invention enables gaming machine play to continue without interruption for collection of information for taxing authorities. Application filed 12 July 2001. Awaiting first action by U.S. Patent and Trademark Office.

11.  Items 1 and 2 of Schedule 3.17 are incorporated herein by reference.
                      -------------

12.  Items 2, 9 and 12 of Schedule 3.10 are incorporated herein by reference.
                          -------------

                                  Schedule 3.23

                                  Real Property
                                  -------------

1. Executive Office Lease, 200 Decadon Drive, Egg Harbor Township, New Jersey 08234. Lease dated May 15, 1997, between Monmouth/Atlantic Realty Associates, L.P. (now Monmouth/Atlantic Realty Associates L.L.C.) and the Company, as amended by First Amendment to Lease dated August 10, 1998, between the parties, Second Amendment to Lease dated May 30, 2000, between the parties and Third Amendment to Lease dated October 9, 2000, between the parties.

          Commencement Date: May 15, 1997 (Rent Commencement Date - August 1,
          1997)

          Term and Termination Rights: 62 months from Commencement Date (Lease will expire on July 31, 2002)

          Renewal Rights: None

          Rent: $22,327.95/month plus $2,046.42 in common area maintenance (Security Deposit - $28,437.50)

2. Office, Storage and Other Lease, 401 S. Mill Road, Abscon, New Jersey. Lease Agreement dated November 1, 2000, between Ole Hansen & Sons, Inc. and the Company (with Option to Purchase Agreement dated November 1, 2000, between the parties).

          Commencement Date: November 1, 2000

          Term and Termination Rights: Three (3) years (Lease expires on October 31, 2003)

          Renewal Rights: Option to extend for one extension term of three (3) years at rent of $66,780/year (or $5,565/month); also option to purchase leased premises for $445,000

          Rent: $5,250/month (Security Deposit - $5,250)

3. Nevada Office Sharing Lease Arrangement with LMS, Inc., 1919 S. Jones, Suite G, Las Vegas, Nevada 89102. Lease Agreement (as amended) is an oral arrangement, no written document.

          Commencement Date: October 2000

          Term and Termination Rights: Month to month

          Renewal Rights: None

          Rent: $6,000/month

4. California office lease, Courtyard Executive Suites, Suite 200, Office #14, 777 E. Tahquitz Canyon Way, Palm Springs, California. Month to Month Lease Agreement, dated November 10, 2000, between TPM Courtyard, Inc. and the Company.

          Commencement Date: January 1, 2001

          Term and Termination Rights: Month to month with 30 days notice of termination

          Renewal Rights: None

          Rent: $1,025/month

5. Mississippi Office Sub-lease, Biloxi, Mississippi. Sub-lease Agreement dated as of March 15, 2001 between BTN, Inc. and the Company.

          Commencement Date: March 15, 2001

          Term and Termination Rights: One Year (Expires on March 14, 2002 - verbal notification not to continue beyond the expiration date has been given by the Company to the Landlord)

          Renewal Rights: None

          Rent: $300/month

6. Additional Mississippi Office Lease, Building 1000, Suite 1002, 14231 Seaway Road, Gulfport,, Mississippi 39503. Lease Agreement dated as of October 19, 2001 between Seaway Development Company, L.L.C. and the Company.

          Commencement Date: February 1, 2002

          Term and Termination Rights: One Year (Expires on January 31, 2003)

          Renewal Rights: None

          Rent: $750/month ($2,250 (i.e., 1st and last month's rent of $750 and
                                    ----
          security deposit of $750 payable upon lease execution)

                                  Schedule 3.24

                                  Bank Accounts
                                  -------------

-----------------------------------------------------------------------------
                       ADVANCED CASINO SYSTEMS CORPORATION
-----------------------------------------------------------------------------
                            BANK ACCOUNT INFORMATION
-----------------------------------------------------------------------------
                             AS OF DECEMBER 18, 2001
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
BANK NAME             FIRST UNION NATIONAL BANK
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
ADDRESS               BLACK HORSE PIKE FINANCIAL CENTER
-----------------------------------------------------------------------------
                      6814 BLACK HORSE PIKE
-----------------------------------------------------------------------------
                      EGG HARBOR TWP., NJ 08234
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SIGNERS ON            LAWRENCE C. COLE
ACCOUNTS
-----------------------------------------------------------------------------
                      JAY SARNO
-----------------------------------------------------------------------------
                      ROSEMARIE BROWN
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
  ACCOUNT NO.       TYPE      BALANCE                   DESCRIPTION
-----------------------------------------------------------------------------
  2000005974980   CHECKING   $  228,569   70   OPERATING ACCOUNT
-----------------------------------------------------------------------------
   9610456414     CHECKING   $   29,698   10   CAP ACCOUNT - MORONGO
-----------------------------------------------------------------------------
   9610677976     CHECKING   $   69,891   94   CAP ACCOUNT - MOHEGAN SUN
-----------------------------------------------------------------------------
   9610782654     CHECKING   $   89,198   35   CAP ACCOUNT - FANTASY SPRINGS
-----------------------------------------------------------------------------
   9610678056     CHECKING   $  443,143   60   CAP ACCOUNT - CASINO MAGIC-BSL
-----------------------------------------------------------------------------
   9610678069     CHECKING   $  326,762   32   CAP ACCOUNT - GRAND VICTORIA
-----------------------------------------------------------------------------
   9610678195     CHECKING   $  332,333   43   CAP ACCOUNT - CASINO MAGIC-BLX
-----------------------------------------------------------------------------
   9612418942     CHECKING   $  760,298   55   CAP ACCOUNT - CASINO MAGIC-BC
-----------------------------------------------------------------------------
   9612415152     CHECKING   $  258,359   97   CAP ACCOUNT - BOOMTOWN-NO
-----------------------------------------------------------------------------
   9611907975     CHECKING   $  701,224   97   CAP ACCOUNT - SPOTLIGHT 29
-----------------------------------------------------------------------------
   9612415039     CHECKING   $  688,646   15   CAP ACCOUNT - BLACK HAWK
-----------------------------------------------------------------------------
   9612417325     CHECKING   $  140,918   49   CAP ACCOUNT - DELTA DOWNS
-----------------------------------------------------------------------------
   9612418586     CHECKING   $  509,680   91   CAP ACCOUNT - TRUMP INDIANA
-----------------------------------------------------------------------------
   9612418599     CHECKING   $1,987,147   00   CAP ACCOUNT - SAM'S TOWN - LV
-----------------------------------------------------------------------------
287081231351957   FIXED CD   $  100,000   00   CERTIFICATE OF DEPOSIT
-----------------------------------------------------------------------------
                             $6,665,873   48
                             ==========
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
                       ADVANCED CASINO SYSTEMS CORPORATION
------------------------------------------------------------------------------
                            BANK ACCOUNT INFORMATION
------------------------------------------------------------------------------
                             AS OF DECEMBER 18, 2001
------------------------------------------------------------------------------

------------------------------------------------------------------------------
BANK NAME     TEXAS COMMUNITY BANK
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ADDRESS       PRESTON CENTER 8235 DOUGLAS AVENUE
------------------------------------------------------------------------------
              SUITE 100, LOCKBOX 72
------------------------------------------------------------------------------
              DALLAS, TEXAS 75225
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SIGNERS ON    LAWRENCE C. COLE
ACCOUNTS
------------------------------------------------------------------------------
              JAY SARNO
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
ACCOUNT NO.      TYPE        BALANCE         DESCRIPTION
------------------------------------------------------------------------------
 00-5698-6     CHECKING     $11,952.33     PAYROLL ACCOUNT
                                    --
------------------------------------------------------------------------------
                                    --
------------------------------------------------------------------------------

                                  Schedule 4.4

                          Required Greate Bay Consents
                          ----------------------------

Schedule 2.4 is incorporated herein by reference.
------------

                                  Schedule 4.7

                                   Litigation
                                   ----------

Potential disputed and unliquidated claims arising from a License Agreement dated May 19, 1997 between Hughes Properties, Inc., predecessor-in-interest to Las Vegas Sands, Inc. ("Licensor"), and Greate Bay (formerly known as Pratt Hotel Corporation) for license fees allegedly due for a "Puerto Rico location." On August 15, 1997, Greate Bay notified Licensor that, effective as of August 30, 1997, (i) Greate Bay neither owns an interest in nor manages the operations of such property and (ii) the "Sands" name and mark is no longer utilized.

Schedule 3.17 is incorporated herein by reference.
-------------

                                  Schedule 4.8

                            Intercompany Indebtedness
                            -------------------------

     Schedule 2.9 and Schedule 3.12(e) are incorporated herein by reference.
     ------------     ----------------

                                  Schedule 5.7

                                   Litigation
                                   ----------

None.